Midland National Life

Insurance Company

Separate Account A

Financial Statements

December 31, 2021 and 2020

Midland National Life Insurance Company

Separate Account A

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Midland National Life Insurance Company and the Policyowners of Midland National Life Insurance Company Separate Account A

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Midland National Life Insurance Company Separate Account A indicated in the table below as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Midland National Life Insurance Company Separate Account A as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fidelity Variable Insurance Products Fund I - Government Money Market Portfolio (1)	MFS Variable Insurance Trust - Research Series (1)
Fidelity Variable Insurance Products Fund I - High Income Portfolio (1)	MFS Variable Insurance Trust - Total Return Series (1)
Fidelity Variable Insurance Products Fund I - Equity-Income Portfolio (1)	MFS Variable Insurance Trust - Utilities Series (1)
Fidelity Variable Insurance Products Fund I - Growth Portfolio (1)	Lord Abbett Series Fund, Inc. - Growth and Income Portfolio (1)
Fidelity Variable Insurance Products Fund I - Overseas Portfolio (1)	Lord Abbett Series Fund, Inc. - Mid-Cap Stock Portfolio (1)
Fidelity Variable Insurance Products Fund I - Mid Cap Portfolio (1)	Lord Abbett Series Fund, Inc. - Dividend Growth Portfolio (1)
Fidelity Variable Insurance Products Fund I - Freedom Income Portfolio (1)	Alger Fund - Large Cap Growth Portfolio (1)

PricewaterhouseCoopers LLP, Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309

T: (515) 246 3800, www.pwc.com/us

Fidelity Variable Insurance Products Fund I - Freedom 2010 Portfolio (1)	Alger Fund - Mid Cap Growth Portfolio (1)
Fidelity Variable Insurance Products Fund I - Freedom 2015 Portfolio (1)	Alger Fund - Capital Appreciation Portfolio (1)
Fidelity Variable Insurance Products Fund I - Freedom 2020 Portfolio (1)	Alger Fund - Small Cap Growth Portfolio (1)
Fidelity Variable Insurance Products Fund I - Freedom 2025 Portfolio (1)	Invesco Variable Insurance Funds - Diversified Dividend Fund (1)
Fidelity Variable Insurance Products Fund I - Freedom 2030 Portfolio (1)	Invesco Variable Insurance Funds - Health Care Fund (1)
Fidelity Variable Insurance Products Fund II - Asset Manager Portfolio (1)	Invesco Variable Insurance Funds - International Growth Fund (1)
Fidelity Variable Insurance Products Fund II - Investment Grade Bond Portfolio (1)	VanEck Worldwide Insurance Trust - Global Resources Fund (1)
Fidelity Variable Insurance Products Fund II - Index 500 Portfolio (1)	PIMCO Variable Insurance Trust - Total Return Portfolio (1)
Fidelity Variable Insurance Products Fund II - Contrafund Portfolio (1)	PIMCO Variable Insurance Trust - Low Duration Portfolio (1)
Fidelity Variable Insurance Products Fund II - Asset Manager: Growth Portfolio (1)	PIMCO Variable Insurance Trust - High Yield Portfolio (1)
Fidelity Variable Insurance Products Fund III - Balanced Portfolio (1)	PIMCO Variable Insurance Trust - Real Return Portfolio (1)

2

Fidelity Variable Insurance Products Fund III - Growth & Income Portfolio (1)	Goldman Sachs Variable Insurance Trust - Small Cap Equity Insights Fund (1)
Fidelity Variable Insurance Products Fund III - Growth Opportunities Portfolio (1)	Goldman Sachs Variable Insurance Trust - Large Cap Value Fund (1)
American Century Variable Portfolios, Inc. - Balanced Fund (1)	Neuberger Berman Advisors Management Trust - AMT Mid Cap Intrinsic Value Portfolio (1)
American Century Variable Portfolios, Inc. - Capital Appreciation Fund (1)	Profunds VP – Japan (1)
American Century Variable Portfolios, Inc. - International Fund (1)	Profunds VP - Oil & Gas (1)
American Century Variable Portfolios, Inc. - Value Fund (1)	Profunds VP - Small-Cap Value (1)
American Century Variable Portfolios, Inc. - Disciplined Core Value Fund (1)	Profunds VP - Ultra Mid-Cap (1)
MFS Variable Insurance Trust - Growth Series (1)	Vanguard Variable Insurance Funds-Balanced (1)
MFS Variable Insurance Trust - Investors Trust Series (1)	Vanguard Variable Insurance Funds- Total Bond Market Index (1)
MFS Variable Insurance Trust - New Discovery Series (1)	Vanguard Variable Insurance Funds- Small Company Growth (1)
Vanguard Variable Insurance Funds- High Yield Bond (1)	Vanguard Variable Insurance Funds- Short Term Investment Grade (1)

3

Vanguard Variable Insurance Funds- International (1)	Vanguard Variable Insurance Funds- Total Stock Market Index (1)
Vanguard Variable Insurance Funds- Mid-Cap Index (1)
Vanguard Variable Insurance Funds- Real Estate Index (1)

(1)	Statements of operations for the year ended December 31, 2021, and statements of changes in net assets for the years ended December 31, 2021 and 2020.

Basis for Opinions

These financial statements are the responsibility of the Midland National Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Midland National Life Insurance Company Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Midland National Life Insurance Company Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

April 26, 2022

We have served as the auditor of one or more of the subaccounts of Midland National Life Insurance Company Separate Account A since 1987.

4

Midland National Life Insurance Company

Separate Account A

Statements of Net Assets

December 31, 2021

Assets:
Investments in portfolio shares, at fair value (Note 1):	Shares	Cost	Net Assets
Fidelity Variable Insurance Products Fund I
Government Money Market Portfolio	8,405,754	$8,405,754	$8,405,754
High Income Portfolio	1,156,415	6,212,789	6,071,181
Equity-Income Portfolio	1,007,120	22,588,546	26,336,178
Growth Portfolio	788,217	55,340,456	80,737,029
Overseas Portfolio	470,614	11,099,690	13,779,578
Mid Cap Portfolio	727,351	25,029,415	29,945,021
Freedom Income Portfolio	11,055	140,804	141,056
Freedom 2010 Portfolio	2,716	38,168	39,245
Freedom 2015 Portfolio	31,837	422,673	459,090
Freedom 2020 Portfolio	29,537	403,383	455,455
Freedom 2025 Portfolio	70,889	1,170,706	1,263,234
Freedom 2030 Portfolio	154,384	2,575,010	2,768,106
Fidelity Variable Insurance Products Fund II
Asset Manager Portfolio	262,160	4,092,668	4,805,391
Investment Grade Bond Portfolio	810,023	10,927,254	10,813,805
Index 500 Portfolio	208,223	46,070,051	97,504,480
Contrafund Portfolio	1,637,811	57,895,976	89,015,042
Asset Manager: Growth Portfolio	150,676	2,712,194	3,673,486
Fidelity Variable Insurance Products Fund III
Balanced Portfolio	311,919	5,819,954	7,888,436
Growth & Income Portfolio	492,696	9,695,939	12,918,496
Growth Opportunities Portfolio	372,370	16,721,781	29,510,303
American Century Variable Portfolios, Inc.
Balanced Fund	306,223	2,271,530	2,927,492
Capital Appreciation Fund	680,383	9,985,031	12,723,159
International Fund	1,011,493	10,974,228	15,030,782
Value Fund	2,283,338	24,652,309	31,213,232
Disciplined Core Value Fund	293,166	2,597,079	3,142,744
MFS Variable Insurance Trust
Growth Series	396,887	22,255,207	31,496,968
Investors Trust Series	50,199	1,467,413	2,244,893
New Discovery Series	534,562	10,938,239	12,455,302
Research Series	181,164	5,659,921	6,991,105
Total Return Series	26,429	648,586	734,197
Utilities Series	132,592	4,215,134	5,079,616
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	339,505	12,023,375	13,593,783
Mid-Cap Stock Portfolio	541,546	13,011,674	15,174,124
Dividend Growth Portfolio	164,108	3,214,236	3,326,462
Alger Fund
Large Cap Growth Portfolio	259,476	19,072,816	21,038,305
Mid Cap Growth Portfolio	588,458	14,863,902	13,052,006
Capital Appreciation Portfolio	274,607	23,901,394	25,903,632
Small Cap Growth Portfolio	395,623	9,740,488	11,029,957

The accompanying notes are an integral part of these financial statements

5

Midland National Life Insurance Company

Separate Account A

Statements of Net Assets

December 31, 2021

Assets:
Investments in portfolio shares, at fair value (Note 1):	Shares	Cost	Net Assets
Invesco Variable Insurance Funds
Diversified Dividend Fund	60,644	1,680,733	1,808,409
Health Care Fund	70,867	2,012,295	2,399,571
International Growth Fund	174,256	6,694,335	7,215,931
VanEck Worldwide Insurance Trust
Global Resources Fund	399,677	8,098,926	10,635,402
PIMCO Variable Insurance Trust
Total Return Portfolio	2,312,898	25,357,706	24,886,779
Low Duration Portfolio	151,166	1,558,188	1,546,433
High Yield Portfolio	321,803	2,577,963	2,555,114
Real Return Portfolio	289,617	3,658,251	4,051,736
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	459,230	5,697,539	6,006,725
Large Cap Value Fund	585,378	5,377,334	5,836,214
Neuberger Berman Advisors Management Trust
AMT Mid Cap Intrinsic Value Portfolio	148,077	2,875,846	3,010,405
Profunds VP
Japan	2,452	134,153	139,218
Oil & Gas	65,445	1,703,842	1,835,074
Small-Cap Value	28,098	1,358,183	1,531,056
Ultra Mid-Cap	48,833	2,462,919	3,611,173
Vanguard Variable Insurance Funds
Balanced	115,628	2,674,574	3,284,992
Total Bond Market Index	93,929	1,138,939	1,147,809
High Yield Bond	101,918	794,114	821,462
International	545,839	15,071,922	21,669,824
Mid-Cap Index	476,531	10,602,177	14,048,130
Real Estate Index	270,136	3,436,995	4,473,457
Small Company Growth	410,177	8,469,469	10,869,677
Short Term Investment Grade	49,072	527,335	528,997
Total Stock Market Index	101,724	4,184,832	5,792,152

The accompanying notes are an integral part of these financial statements

6

Midland National Life Insurance Company

Separate Account A

Statements of Operations

Year Ended December 31, 2021

				Administrative			Change in Net	Realized and Change	Net Increase (Decrease)
			Investment	Expense and	Net Investment	Net Realized	Unrealized Appreciation	in Unrealized Gains	in Net Assets
	Dividend	Capital Gains	Income	Mortality and	Income (Loss)	Gain (Loss) on	(Depreciation) on	(Losses) on Investments	Resulting from Operations
	Income (a)	Distributions (b)	(c)=(a+b)	Expense Risk (d)	(e)=(c-d)	Investments (f)	Investments (g)	(h)=(f+g)	(i)=(e+h)
Fidelity Variable Insurance Products
Fund I
Government Money Market Portfolio	$948	$-	$948	$20,609	$(19,661)	$-	$-	$-	$(19,661)
High Income Portfolio	303,668	-	303,668	23,004	280,664	(9,663)	(46,380)	(56,043)	224,621
Equity-Income Portfolio	473,864	2,766,549	3,240,413	134,084	3,106,329	651,313	1,542,255	2,193,568	5,299,897
Growth Portfolio	-	15,792,423	15,792,423	423,169	15,369,254	4,195,721	(4,196,610)	(889)	15,368,365
Overseas Portfolio	66,778	957,197	1,023,975	43,679	980,296	1,537,950	(330,811)	1,207,139	2,187,435
Mid Cap Portfolio	172,244	4,481,291	4,653,535	60,127	4,593,408	469,937	1,188,641	1,658,578	6,251,986
Freedom Income Portfolio	1,329	5,471	6,800	179	6,621	4,380	(6,611)	(2,231)	4,390
Freedom 2010 Portfolio	390	5,461	5,851	238	5,613	13,595	(14,435)	(840)	4,773
Freedom 2015 Portfolio	4,987	15,690	20,677	362	20,315	1,237	8,225	9,462	29,777
Freedom 2020 Portfolio	4,940	24,460	29,400	545	28,855	24,548	(10,026)	14,522	43,377
Freedom 2025 Portfolio	13,126	27,153	40,279	1,788	38,491	19,164	7,053	26,217	64,708
Freedom 2030 Portfolio	29,422	76,152	105,574	2,811	102,763	130,295	(44,581)	85,714	188,477
Fidelity Variable Insurance Products
Fund II
Asset Manager Portfolio	76,558	26,175	102,733	33,610	69,123	134,781	217,568	352,349	421,472
Investment Grade Bond Portfolio	239,690	342,299	581,989	27,395	554,594	155,936	(886,924)	(730,988)	(176,394)
Index 500 Portfolio	1,124,199	653,058	1,777,257	291,850	1,485,407	4,717,615	15,978,099	20,695,714	22,181,121
Contrafund Portfolio	49,734	10,157,015	10,206,749	294,762	9,911,987	2,834,574	6,773,681	9,608,255	19,520,242
Asset Manager: Growth Portfolio	50,758	50,589	101,347	20,285	81,062	115,184	246,155	361,339	442,401
Fidelity Variable Insurance Products
Fund III
Balanced Portfolio	71,227	554,169	625,396	19,195	606,201	327,236	320,430	647,666	1,253,867
Growth & Income Portfolio	295,237	546,628	841,865	42,226	799,639	528,835	1,374,376	1,903,211	2,702,850
Growth Opportunities Portfolio	-	2,675,789	2,675,789	121,487	2,554,302	2,669,554	(2,142,890)	526,664	3,080,966
American Century Variable
Portfolios, Inc.
Balanced Fund	21,295	140,952	162,247	7,705	154,542	92,366	185,053	277,419	431,961
Capital Appreciation Fund	-	1,488,690	1,488,690	31,639	1,457,051	228,890	(423,604)	(194,714)	1,262,337
International Fund	23,810	421,553	445,363	38,777	406,586	614,698	194,898	809,596	1,216,182
Value Fund	533,105	-	533,105	57,304	475,801	2,379,184	3,645,203	6,024,387	6,500,188
Disciplined Core Value Fund	33,504	466,993	500,497	11,427	489,070	91,399	72,934	164,333	653,403
MFS Variable Insurance Trust
Growth Series	-	4,250,955	4,250,955	85,238	4,165,717	3,103,760	(906,141)	2,197,619	6,363,336
Investors Trust Series	14,597	73,395	87,992	7,211	80,781	189,147	265,617	454,764	535,545
New Discovery Series	-	2,093,321	2,093,321	36,464	2,056,857	530,971	(2,315,608)	(1,784,637)	272,220
Research Series	35,179	368,536	403,715	20,601	383,114	577,651	444,227	1,021,878	1,404,992
Total Return Series	12,279	32,707	44,986	1,040	43,946	4,475	37,638	42,113	86,059
Utilities Series	81,106	158,042	239,148	6,680	232,468	193,217	209,111	402,328	634,796
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	132,353	1,357,278	1,489,631	33,603	1,456,028	185,161	1,432,822	1,617,983	3,074,011
Mid-Cap Stock Portfolio	83,021	1,343,343	1,426,364	33,302	1,393,062	266,636	1,837,788	2,104,424	3,497,486
Dividend Growth Portfolio	21,915	278,584	300,499	2,719	297,780	22,751	(12,924)	9,827	307,607
Alger Fund
Large Cap Growth Portfolio	-	4,747,787	4,747,787	40,548	4,707,239	1,325,344	(3,607,063)	(2,281,719)	2,425,520
Mid Cap Growth Portfolio	-	4,601,336	4,601,336	30,328	4,571,008	1,272,854	(5,284,349)	(4,011,495)	559,513
Capital Appreciation Portfolio	-	5,338,982	5,338,982	44,133	5,294,849	931,474	(2,002,548)	(1,071,074)	4,223,775
Small Cap Growth Portfolio	-	3,634,767	3,634,767	27,201	3,607,566	621,426	(4,918,746)	(4,297,320)	(689,754)

The accompanying notes are an integral part of these financial statements

7

Midland National Life Insurance Company

Separate Account A

Statements of Operations

Year Ended December 31, 2021

				Administrative			Change in Net	Realized and Change	Net Increase (Decrease)
			Investment	Expense and	Net Investment	Net Realized	Unrealized Appreciation	in Unrealized Gains	in Net Assets
	Dividend	Capital Gains	Income	Mortality and	Income (Loss)	Gain (Loss) on	(Depreciation) on	(Losses) on Investments	Resulting from Operations
	Income (a)	Distributions (b)	(c)=(a+b)	Expense Risk (d)	(e)=(c-d)	Investments (f)	Investments (g)	(h)=(f+g)	(i)=(e+h)
Invesco Variable Insurance Funds
Diversified Dividend Fund	37,091	6,714	43,805	3,488	40,317	267,650	133,986	401,636	441,953
Health Care Fund	4,682	243,523	248,205	3,452	244,753	76,640	(60,929)	15,711	260,464
International Growth Fund	91,280	482,063	573,343	8,181	565,162	198,608	(359,675)	(161,067)	404,095
VanEck Worldwide Insurance Trust
Global Resources Fund	46,460	-	46,460	13,127	33,333	182,782	1,647,603	1,830,385	1,863,718
PIMCO Variable Insurance Trust
Total Return Portfolio	438,462	1,012,651	1,451,113	34,272	1,416,841	487	(1,747,147)	(1,746,660)	(329,819)
Low Duration Portfolio	8,430	-	8,430	4,111	4,319	187	(23,280)	(23,093)	(18,774)
High Yield Portfolio	102,049	-	102,049	3,342	98,707	48,132	(72,221)	(24,089)	74,618
Real Return Portfolio	199,264	-	199,264	8,418	190,846	76,416	(56,909)	19,507	210,353
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	27,122	1,279,435	1,306,557	8,631	1,297,926	98,414	(203,884)	(105,470)	1,192,456
Large Cap Value Fund	64,565	700,635	765,200	6,457	758,743	6,403	405,012	411,415	1,170,158
Neuberger Berman Advisors
Management Trust
AMT Mid Cap Intrinsic Value Portfolio	17,757	-	17,757	4,689	13,068	772,229	48,995	821,224	834,292
Profunds VP
Japan	-	20,451	20,451	111	20,340	4,565	(18,682)	(14,117)	6,223
Oil & Gas	27,916	-	27,916	1,476	26,440	(88,556)	637,044	548,488	574,928
Small-Cap Value	1,646	-	1,646	1,619	27	254,407	105,071	359,478	359,505
Ultra Mid-Cap	-	-	-	7,117	(7,117)	130,230	1,051,518	1,181,748	1,174,631
Vanguard Variable Insurance Funds
Balanced	50,505	140,156	190,661	5,850	184,811	45,061	275,361	320,422	505,233
Total Bond Market Index	25,455	10,208	35,663	2,024	33,639	11,903	(71,042)	(59,139)	(25,500)
High Yield Bond	31,498	-	31,498	592	30,906	495	(3,956)	(3,461)	27,445
International	66,895	1,682,037	1,748,932	28,361	1,720,571	1,962,558	(3,908,583)	(1,946,025)	(225,454)
Mid-Cap Index	150,089	895,724	1,045,813	13,670	1,032,143	441,490	1,420,984	1,862,474	2,894,617
Real Estate Index	75,229	99,543	174,772	5,758	169,014	101,823	1,002,752	1,104,575	1,273,589
Small Company Growth	42,558	544,469	587,027	13,418	573,609	241,436	652,277	893,713	1,467,322
Short Term Investment Grade	11,336	2,784	14,120	1,142	12,978	3,713	(20,582)	(16,869)	(3,891)
Total Stock Market Index	63,351	271,848	335,199	10,356	324,843	225,562	625,950	851,512	1,176,355

The accompanying notes are an integral part of these financial statements

8

Midland National Life Insurance Company

Separate Account A

Statements of Changes in Net Assets

Year Ended December 31, 2021

	Net Assets Beginning of Year (a)	Net Increase (Decrease) in Net Assets Resulting from Operations (b)	Net Premiums (c)	Transfers of Policy Loans (d)	Transfers of Cost of Insurance (e)	Transfers of Surrenders (f)	Transfers of Death Benefits (g)	Transfers of Other Terminations (h)	Interfund and Net Transfers (to) from General Account (i)	Net Increase (Decrease) in Net Assets from Capital Share Transactions (j)=(c+d+e+f+g+h+i)	Total Increase (Decrease) in Net Assets (k)=(b+j)	Net Assets End of Year (l)=(a+k)
Fidelity Variable Insurance Products
Fund I
Government Money Market Portfolio	$10,843,233	$(19,661)	$486,296	$813,196	$(577,221)	$(505,141)	$(30,013)	$(242,453)	$(2,362,482)	$(2,417,818)	$(2,437,479)	$8,405,754
High Income Portfolio	5,566,849	224,621	293,729	89,468	(330,991)	(186,869)	(50,112)	(9,450)	473,936	279,711	504,332	6,071,181
Equity-Income Portfolio	22,787,309	5,299,897	868,897	425,438	(1,162,649)	(1,039,009)	(232,686)	(106,596)	(504,423)	(1,751,028)	3,548,869	26,336,178
Growth Portfolio	70,483,362	15,368,365	1,581,210	836,302	(2,267,993)	(2,308,794)	(327,732)	(261,281)	(2,366,410)	(5,114,698)	10,253,667	80,737,029
Overseas Portfolio	14,340,929	2,187,435	539,065	279,548	(591,923)	(563,477)	(30,760)	(68,625)	(2,312,614)	(2,748,786)	(561,351)	13,779,578
Mid Cap Portfolio	25,328,580	6,251,986	850,756	273,232	(1,011,153)	(643,549)	(153,676)	(135,874)	(815,281)	(1,635,545)	4,616,441	29,945,021
Freedom Income Portfolio	133,352	4,390	32,490	203,700	(3,254)	(1,786)	-	-	(227,836)	3,314	7,704	141,056
Freedom 2010 Portfolio	199,159	4,773	11,759	-	(1,299)	-	-	-	(175,147)	(164,687)	(159,914)	39,245
Freedom 2015 Portfolio	343,588	29,777	7,476	65	(22,993)	-	-	-	101,177	85,725	115,502	459,090
Freedom 2020 Portfolio	457,078	43,377	6,448	509	(5,198)	-	-	-	(46,759)	(45,000)	(1,623)	455,455
Freedom 2025 Portfolio	487,299	64,708	25,160	6,405	(29,664)	(3,116)	-	(1,619)	714,061	711,227	775,935	1,263,234
Freedom 2030 Portfolio	1,327,051	188,477	59,460	10,248	(71,576)	(7,449)	-	-	1,261,895	1,252,578	1,441,055	2,768,106
Fidelity Variable Insurance Products
Fund II
Asset Manager Portfolio	4,758,472	421,472	216,063	151,976	(325,421)	(188,918)	(43,747)	(4,513)	(179,993)	(374,553)	46,919	4,805,391
Investment Grade Bond Portfolio	11,418,430	(176,394)	556,890	109,680	(775,536)	(281,788)	(548,081)	(34,712)	545,316	(428,231)	(604,625)	10,813,805
Index 500 Portfolio	80,704,463	22,181,121	2,680,849	983,834	(3,074,879)	(3,917,464)	(340,440)	(471,046)	(1,241,958)	(5,381,104)	16,800,017	97,504,480
Contrafund Portfolio	73,245,701	19,520,242	1,889,012	925,788	(2,364,398)	(2,489,430)	(528,686)	(399,720)	(783,467)	(3,750,901)	15,769,341	89,015,042
Asset Manager: Growth Portfolio	3,396,636	442,401	152,507	111,042	(234,086)	(98,659)	(3,643)	(8,672)	(84,040)	(165,551)	276,850	3,673,486
Fidelity Variable Insurance Products
Fund III
Balanced Portfolio	6,976,989	1,253,867	357,066	215,469	(361,198)	(148,429)	(117,460)	(25,782)	(262,086)	(342,420)	911,447	7,888,436
Growth & Income Portfolio	10,692,900	2,702,850	433,893	111,775	(556,539)	(287,437)	(45,787)	(74,798)	(58,361)	(477,254)	2,225,596	12,918,496
Growth Opportunities Portfolio	28,101,102	3,080,966	542,454	410,681	(657,747)	(763,861)	(99,816)	(161,255)	(942,221)	(1,671,765)	1,409,201	29,510,303
American Century Variable Portfolios, Inc.
Balanced Fund	2,908,400	431,961	135,540	24,298	(172,814)	(125,279)	(7,336)	(930)	(266,348)	(412,869)	19,092	2,927,492
Capital Appreciation Fund	12,000,251	1,262,337	333,342	104,753	(392,574)	(312,174)	(207,524)	(39,674)	(25,578)	(539,429)	722,908	12,723,159
International Fund	14,527,099	1,216,182	669,709	234,612	(716,168)	(352,950)	(37,927)	(103,034)	(406,741)	(712,499)	503,683	15,030,782
Value Fund	26,633,952	6,500,188	1,055,764	343,081	(1,133,757)	(919,728)	(128,655)	(140,533)	(997,080)	(1,920,908)	4,579,280	31,213,232
Disciplined Core Value Fund	2,893,550	653,403	98,379	25,704	(106,571)	(64,139)	(32,652)	(14,567)	(310,363)	(404,209)	249,194	3,142,744
MFS Variable Insurance Trust
Growth Series	27,956,522	6,363,336	709,621	372,536	(812,453)	(1,676,449)	(104,691)	(358,902)	(952,552)	(2,822,890)	3,540,446	31,496,968
Investors Trust Series	2,120,018	535,545	68,009	32,238	(86,374)	(63,342)	(21,479)	(29,062)	(310,660)	(410,670)	124,875	2,244,893
New Discovery Series	13,620,209	272,220	328,733	110,186	(383,302)	(665,676)	(35,468)	(64,535)	(727,065)	(1,437,127)	(1,164,907)	12,455,302
Research Series	5,778,978	1,404,992	168,385	121,828	(227,997)	(162,777)	(25,406)	(18,653)	(48,245)	(192,865)	1,212,127	6,991,105
Total Return Series	565,673	86,059	31,513	1,603	(29,547)	(10,791)	—	(1)	89,688	82,465	168,524	734,197
Utilities Series	4,606,603	634,796	242,449	90,565	(212,238)	(182,037)	(7,427)	(29,446)	(63,649)	(161,783)	473,013	5,079,616
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	10,893,275	3,074,011	446,060	105,836	(553,054)	(175,837)	(134,196)	(70,926)	8,614	(373,503)	2,700,508	13,593,783
Mid-Cap Stock Portfolio	12,586,013	3,497,486	595,624	153,522	(653,849)	(461,515)	(61,087)	(70,733)	(411,337)	(909,375)	2,588,111	15,174,124
Dividend Growth Portfolio	1,035,964	307,607	53,304	6,463	(37,469)	(29,251)	(1,638)	(10,998)	2,002,480	1,982,891	2,290,498	3,326,462
Alger Fund
Large Cap Growth Portfolio	21,393,187	2,425,520	569,780	276,241	(619,799)	(1,105,134)	(34,807)	(100,783)	(1,765,900)	(2,780,402)	(354,882)	21,038,305
Mid Cap Growth Portfolio	14,136,402	559,513	389,862	142,504	(424,779)	(819,728)	(127,319)	(88,294)	(716,155)	(1,643,909)	(1,084,396)	13,052,006
Capital Appreciation Portfolio	22,785,396	4,223,775	713,134	171,715	(710,510)	(692,952)	(64,838)	(128,344)	(393,744)	(1,105,539)	3,118,236	25,903,632
Small Cap Growth Portfolio	12,846,394	(689,754)	182,311	57,513	(275,549)	(239,092)	(84,203)	(172,402)	(595,261)	(1,126,683)	(1,816,437)	11,029,957

The accompanying notes are an integral part of these financial statements

9

Midland National Life Insurance Company

Separate Account A

Statements of Changes in Net Assets

Year Ended December 31, 2021

	Net Assets Beginning of Year (a)	Net Increase (Decrease) in Net Assets Resulting from Operations (b)	Net Premiums (c)	Transfers of Policy Loans (d)	Transfers of Cost of Insurance (e)	Transfers of Surrenders (f)	Transfers of Death Benefits (g)	Transfers of Other Terminations (h)	Interfund and Net Transfers (to) from General Account (i)	Net Increase (Decrease) in Net Assets from Capital Share Transactions (j)=(c+d+e+f+g+h+i)	Total Increase (Decrease) in Net Assets (k)=(b+j)	Net Assets End of Year (l)=(a+k)
Invesco Variable Insurance Funds
Diversified Dividend Fund	1,720,698	441,953	94,567	28,939	(96,292)	(67,714)	(7,522)	(3,943)	(302,277)	(354,242)	87,711	1,808,409
Health Care Fund	2,200,291	260,464	112,024	35,183	(108,217)	(83,553)	(20,355)	(25,191)	28,925	(61,184)	199,280	2,399,571
International Growth Fund	6,775,220	404,095	359,333	113,363	(293,442)	(147,208)	(19,670)	(32,578)	56,818	36,616	440,711	7,215,931
VanEck Worldwide Insurance Trust
Global Resources Fund	10,079,504	1,863,718	795,229	169,085	(720,484)	(404,063)	(59,725)	(66,601)	(1,021,261)	(1,307,820)	555,898	10,635,402
PIMCO Variable Insurance Trust
Total Return Portfolio	23,655,109	(329,819)	1,200,520	246,007	(1,207,278)	(916,061)	(269,863)	(80,919)	2,589,083	1,561,489	1,231,670	24,886,779
Low Duration Portfolio	1,690,517	(18,774)	15,241	1,993	(133,028)	(10,745)	-	-	1,229	(125,310)	(144,084)	1,546,433
High Yield Portfolio	2,684,424	74,618	97,707	11,461	(113,191)	(59,584)	(2,927)	(7,876)	(129,518)	(203,928)	(129,310)	2,555,114
Real Return Portfolio	4,150,452	210,353	133,728	10,628	(300,241)	(82,100)	(761)	(6,670)	(63,653)	(309,069)	(98,716)	4,051,736
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	5,087,369	1,192,456	235,536	52,824	(243,266)	(182,012)	(13,476)	(23,513)	(99,193)	(273,100)	919,356	6,006,725
Large Cap Value Fund	4,930,362	1,170,158	288,322	91,209	(257,464)	(143,157)	(29,091)	(11,673)	(202,452)	(264,306)	905,852	5,836,214
Neuberger Berman Advisors
Management Trust
AMT Mid Cap Intrinsic Value Portfolio	2,281,343	834,292	139,283	34,706	(150,433)	(80,447)	(5,536)	(1,749)	(41,054)	(105,230)	729,062	3,010,405
Profunds VP
Japan	148,376	6,223	20,433	4,836	(11,275)	(17,465)	-	(540)	(11,370)	(15,381)	(9,158)	139,218
Oil & Gas	1,057,598	574,928	134,831	37,934	(81,218)	(17,270)	-	(3,922)	132,193	202,548	777,476	1,835,074
Small-Cap Value	1,621,964	359,505	89,290	26,398	(53,904)	(18,365)	(718)	(7,219)	(485,895)	(450,413)	(90,908)	1,531,056
Ultra Mid-Cap	2,586,371	1,174,631	131,778	18,024	(95,598)	(60,458)	-	(26,607)	(116,968)	(149,829)	1,024,802	3,611,173
Vanguard Variable Insurance Funds
Balanced	2,693,354	505,233	86,446	8,242	(133,569)	(33,020)	-	(50,145)	208,451	86,405	591,638	3,284,992
Total Bond Market Index	1,300,430	(25,500)	51,298	5,260	(49,803)	(24,770)	-	(15,129)	(93,977)	(127,121)	(152,621)	1,147,809
High Yield Bond	730,476	27,445	54,612	18,388	(33,774)	(14,804)	-	(16,914)	56,033	63,541	90,986	821,462
International	25,022,005	(225,454)	782,835	244,539	(661,532)	(928,245)	(159,071)	(148,306)	(2,256,947)	(3,126,727)	(3,352,181)	21,669,824
Mid-Cap Index	12,344,308	2,894,617	505,843	119,339	(412,660)	(423,431)	(89,538)	(74,689)	(815,659)	(1,190,795)	1,703,822	14,048,130
Real Estate Index	3,170,257	1,273,589	169,202	38,684	(135,807)	(218,541)	(43)	(29,397)	205,513	29,611	1,303,200	4,473,457
Small Company Growth	10,584,948	1,467,322	401,157	100,739	(299,550)	(390,963)	(46,442)	(44,430)	(903,104)	(1,182,593)	284,729	10,869,677
Short Term Investment Grade	589,871	(3,891)	34,756	3,007	(25,631)	(810)	-	(11,624)	(56,681)	(56,983)	(60,874)	528,997
Total Stock Market Index	4,738,522	1,176,355	187,711	50,782	(137,442)	(274,876)	(1,047)	(40,559)	92,706	(122,725)	1,053,630	5,792,152

The accompanying notes are an integral part of these financial statements

10

Midland National Life Insurance Company

Separate Account A

Statements of Changes in Net Assets

Year Ended December 31, 2020

	Net Assets Beginning of Year (a)	Net Increase (Decrease) in Net Assets Resulting from Operations (b)	Net Premiums (c)	Transfers of Policy Loans (d)	Transfers of Cost of Insurance (e)	Transfers of Surrenders (f)	Transfers of Death Benefits (g)	Transfers of Other Terminations (h)	Interfund and Net Transfers (to) from General Account (i)	Net Increase (Decrease) in Net Assets from Capital Share Transactions (j)=(c+d+e+f+g+h+i)	Total Increase (Decrease) in Net Assets (k)=(b+j)	Net Assets End of Year (l)=(a+k)
Fidelity Variable Insurance Products
Fund I
Government Money Market Portfolio	$11,857,536	$7,609	$492,345	$585,722	$(705,885)	$(416,231)	$(32,646)	$(193,472)	$(751,745)	$(1,021,912)	$(1,014,303)	$10,843,233
High Income Portfolio	5,681,160	118,752	316,924	84,593	(369,724)	(158,578)	(46,231)	(20,862)	(39,185)	(233,063)	(114,311)	5,566,849
Equity-Income Portfolio	21,991,802	1,285,889	886,733	495,886	(1,198,632)	(396,951)	(199,724)	(92,763)	15,069	(490,382)	795,507	22,787,309
Growth Portfolio	53,624,871	21,479,082	1,624,515	1,112,203	(2,360,657)	(1,321,751)	(333,900)	(183,662)	(3,157,339)	(4,620,591)	16,858,491	70,483,362
Overseas Portfolio	10,937,790	1,553,239	541,699	191,512	(591,930)	(391,709)	(62,363)	(72,099)	2,234,790	1,849,900	3,403,139	14,340,929
Mid Cap Portfolio	23,465,443	3,769,585	885,133	224,428	(1,047,165)	(437,867)	(39,208)	(127,834)	(1,363,935)	(1,906,448)	1,863,137	25,328,580
Freedom Income Portfolio	99,502	19,024	4,723	201,073	(3,753)	-	-	-	(187,217)	14,826	33,850	133,352
Freedom 2010 Portfolio	161,432	21,684	12,469	-	(4,333)	(7)	-	-	7,914	16,043	37,727	199,159
Freedom 2015 Portfolio	67,936	36,017	6,616	-	(8,207)	-	-	-	241,226	239,635	275,652	343,588
Freedom 2020 Portfolio	507,248	52,962	5,242	749	(9,327)	-	-	-	(99,796)	(103,132)	(50,170)	457,078
Freedom 2025 Portfolio	445,052	67,757	13,378	2,780	(17,874)	(3,517)	-	(619)	(19,658)	(25,510)	42,247	487,299
Freedom 2030 Portfolio	1,280,298	185,510	45,802	8,601	(51,905)	(101,463)	-	-	(39,792)	(138,757)	46,753	1,327,051
Fidelity Variable Insurance Products
Fund II
Asset Manager Portfolio	4,466,901	584,724	225,363	104,324	(337,198)	(46,595)	(116,341)	(15,753)	(106,953)	(293,153)	291,571	4,758,472
Investment Grade Bond Portfolio	10,490,015	935,402	555,184	78,949	(747,354)	(248,239)	(41,664)	(24,045)	420,182	(6,987)	928,415	11,418,430
Index 500 Portfolio	72,701,567	12,345,924	2,813,576	1,119,177	(3,199,856)	(1,658,062)	(1,801,120)	(229,986)	(1,386,757)	(4,343,028)	8,002,896	80,704,463
Contrafund Portfolio	59,341,930	17,292,234	1,920,806	715,390	(2,408,825)	(1,737,818)	(348,121)	(196,264)	(1,333,631)	(3,388,463)	13,903,771	73,245,701
Asset Manager: Growth Portfolio	3,004,746	480,355	157,568	104,425	(237,720)	(61,189)	(6,464)	(10,901)	(34,184)	(88,465)	391,890	3,396,636
Fidelity Variable Insurance Products
Fund III
Balanced Portfolio	5,833,791	1,259,983	375,695	126,150	(367,353)	(111,525)	(22,327)	(8,642)	(108,783)	(116,785)	1,143,198	6,976,989
Growth & Income Portfolio	10,398,638	707,144	425,922	155,138	(576,804)	(177,950)	(106,983)	(70,556)	(61,649)	(412,882)	294,262	10,692,900
Growth Opportunities Portfolio	17,825,151	12,259,634	631,632	344,230	(665,452)	(569,647)	(159,479)	(69,743)	(1,495,224)	(1,983,683)	10,275,951	28,101,102
American Century Variable
Portfolios, Inc.
Balanced Fund	2,754,178	323,221	144,088	45,554	(186,621)	(68,913)	(8,126)	(3,199)	(91,782)	(168,999)	154,222	2,908,400
Capital Appreciation Fund	8,948,500	3,611,001	323,548	181,493	(382,476)	(151,878)	(18,493)	(32,675)	(478,769)	(559,250)	3,051,751	12,000,251
International Fund	12,322,809	2,972,276	644,769	228,272	(727,528)	(422,116)	(72,590)	(99,315)	(319,478)	(767,986)	2,204,290	14,527,099
Value Fund	26,203,060	280,111	1,182,686	331,982	(1,160,668)	(664,334)	(96,684)	(108,439)	666,238	150,781	430,892	26,633,952
Disciplined Core Value Fund	2,683,260	294,909	107,489	24,407	(114,451)	(38,553)	(4,125)	(3,935)	(55,451)	(84,619)	210,290	2,893,550
MFS Variable Insurance Trust
Growth Series	22,462,447	6,859,380	748,727	285,209	(826,559)	(631,162)	(69,795)	(98,414)	(773,311)	(1,365,305)	5,494,075	27,956,522
Investors Trust Series	1,993,916	240,016	73,744	20,070	(89,694)	(67,710)	(40,676)	(10,761)	1,113	(113,914)	126,102	2,120,018
New Discovery Series	10,802,892	4,305,145	375,467	140,499	(397,882)	(381,422)	(66,249)	(40,900)	(1,117,341)	(1,487,828)	2,817,317	13,620,209
Research Series	5,186,039	806,395	164,989	81,343	(220,390)	(110,561)	(40,411)	(15,479)	(72,947)	(213,456)	592,939	5,778,978
Total Return Series	505,449	48,705	26,512	6,654	(30,901)	(10,325)	-	-	19,579	11,519	60,224	565,673
Utilities Series	4,661,817	183,063	272,163	63,003	(234,494)	(74,297)	(21,393)	(6,152)	(237,107)	(238,277)	(55,214)	4,606,603
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	11,169,105	196,575	460,984	137,610	(572,831)	(330,276)	(35,926)	(38,733)	(93,233)	(472,405)	(275,830)	10,893,275
Mid-Cap Stock Portfolio	12,319,022	301,901	587,036	156,347	(666,056)	(253,928)	(37,016)	(48,206)	226,913	(34,910)	266,991	12,586,013
Dividend Growth Portfolio	1,105,999	110,428	41,687	4,940	(37,104)	(25,169)	(20,953)	(2,435)	(141,429)	(180,463)	(70,035)	1,035,964
Alger Fund
Large Cap Growth Portfolio	13,468,985	8,382,876	648,725	281,244	(652,459)	(430,297)	(55,044)	(71,552)	(179,291)	(458,674)	7,924,202	21,393,187
Mid Cap Growth Portfolio	9,122,949	5,566,862	413,602	136,127	(436,034)	(178,321)	(26,405)	(48,794)	(413,584)	(553,409)	5,013,453	14,136,402
Capital Appreciation Portfolio	16,603,042	6,804,632	760,275	180,738	(714,321)	(405,985)	(39,570)	(54,634)	(348,781)	(622,278)	6,182,354	22,785,396
Small Cap Growth Portfolio	8,208,223	5,275,673	185,419	89,868	(275,736)	(234,709)	(26,793)	(48,053)	(327,498)	(637,502)	4,638,171	12,846,394

The accompanying notes are an integral part of these financial statements

11

Midland National Life Insurance Company

Separate Account A

Statements of Changes in Net Assets

Year Ended December 31, 2020

	Net Assets Beginning of Year (a)	Net Increase (Decrease) in Net Assets Resulting from Operations (b)	Net Premiums (c)	Transfers of Policy Loans (d)	Transfers of Cost of Insurance (e)	Transfers of Surrenders (f)	Transfers of Death Benefits (g)	Transfers of Other Terminations (h)	Interfund and Net Transfers (to) from General Account (i)	Net Increase (Decrease) in Net Assets from Capital Share Transactions (j)=(c+d+e+f+g+h+i)	Total Increase (Decrease) in Net Assets (k)=(b+j)	Net Assets End of Year (l)=(a+k)
Invesco Variable Insurance Funds
Diversified Dividend Fund	1,719,532	8,942	95,397	28,865	(92,560)	(49,252)	-	(11,882)	21,656	(7,776)	1,166	1,720,698
Health Care Fund	2,096,811	266,697	114,505	43,695	(109,286)	(47,825)	(9,229)	(17,805)	(137,272)	(163,217)	103,480	2,200,291
International Growth Fund	6,283,354	821,483	338,189	113,419	(296,972)	(147,416)	(1,633)	(12,777)	(322,427)	(329,617)	491,866	6,775,220
VanEck Worldwide Insurance Trust
Global Resources Fund	8,582,226	1,613,134	816,219	229,774	(748,196)	(144,583)	(53,642)	(26,379)	(189,049)	(115,856)	1,497,278	10,079,504
PIMCO Variable Insurance Trust
Total Return Portfolio	22,616,633	1,881,347	1,305,984	346,140	(1,287,054)	(952,112)	(53,264)	(88,405)	(114,160)	(842,871)	1,038,476	23,655,109
Low Duration Portfolio	1,753,124	46,676	16,301	2,882	(125,422)	-	-	-	(3,044)	(109,283)	(62,607)	1,690,517
High Yield Portfolio	3,100,802	133,395	108,971	48,758	(133,549)	(78,655)	(15,856)	(421)	(479,021)	(549,773)	(416,378)	2,684,424
Real Return Portfolio	3,849,299	440,802	133,937	18,039	(302,086)	(55,296)	(1,574)	(9,659)	76,990	(139,649)	301,153	4,150,452
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	4,593,690	400,152	254,587	46,647	(226,197)	(82,882)	(2,411)	(19,690)	123,473	93,527	493,679	5,087,369
Large Cap Value Fund	4,553,057	205,858	263,675	167,719	(248,464)	(102,704)	(1,957)	(12,001)	105,179	171,447	377,305	4,930,362
Neuberger Berman Advisors
Management Trust
AMT Mid Cap Intrinsic Value Portfolio	2,114,942	(32,205)	135,213	35,852	(103,829)	(12,825)	(12,261)	(427)	156,883	198,606	166,401	2,281,343
Profunds VP
Japan	464,480	17,561	23,368	2,439	(12,298)	-	-	(900)	(346,274)	(333,665)	(316,104)	148,376
Oil & Gas	1,270,686	(413,203)	131,163	55,251	(78,828)	(15,400)	-	(10,928)	118,857	200,115	(213,088)	1,057,598
Small-Cap Value	1,068,408	101,742	51,598	19,746	(38,669)	(28,994)	(4,683)	(1,597)	454,413	451,814	553,556	1,621,964
Ultra Mid-Cap	2,637,488	34,204	142,919	61,402	(106,544)	(6,601)	(58,765)	(1,399)	(116,333)	(85,321)	(51,117)	2,586,371
Vanguard Variable Insurance Funds
Balanced	2,632,371	251,828	95,509	33,205	(126,726)	(130,990)	-	(8,750)	(53,093)	(190,845)	60,983	2,693,354
Total Bond Market Index	1,458,717	89,516	52,686	23,488	(58,420)	(40,788)	-	(6,639)	(218,130)	(247,803)	(158,287)	1,300,430
High Yield Bond	671,937	38,117	54,402	9,214	(35,588)	(30,104)	-	(7,366)	29,864	20,422	58,539	730,476
International	18,214,925	9,739,459	833,143	238,725	(719,768)	(610,571)	(17,231)	(87,734)	(2,568,943)	(2,932,379)	6,807,080	25,022,005
Mid-Cap Index	10,591,529	1,907,788	558,829	164,539	(427,552)	(450,938)	(15,759)	(39,370)	55,242	(155,009)	1,752,779	12,344,308
Real Estate Index	3,372,934	(163,951)	173,596	45,908	(141,948)	(93,928)	(11,070)	(8,799)	(2,485)	(38,726)	(202,677)	3,170,257
Small Company Growth	8,694,405	2,045,814	471,605	109,164	(317,000)	(333,248)	(22,861)	(42,492)	(20,439)	(155,271)	1,890,543	10,584,948
Short Term Investment Grade	637,505	31,949	52,077	4,782	(27,586)	(73,488)	-	(5,531)	(29,837)	(79,583)	(47,634)	589,871
Total Stock Market Index	4,418,524	754,093	199,752	53,626	(155,420)	(112,652)	(1,363)	(44,572)	(373,466)	(434,095)	319,998	4,738,522

The accompanying notes are an integral part of these financial statements

12

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Organization

Midland National Life Separate Account A (“Separate Account”), a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended, is a segregated investment account of Midland National Life Insurance Company (the “Company”) in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of fifteen insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Financial Network, an affiliate, serves as the underwriter of the variable products.

Investments

The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I (“VIPF”), Fidelity Variable Insurance Products Fund II (“VIPF II”), Fidelity Variable Insurance Products Fund III (“VIPF III”), American Century Variable Portfolios, Inc. (“ACVP”), MFS Variable Insurance Trust (“MFS”), Lord Abbett Series Fund, Inc. (“LAC”), Alger Fund (“FAM”), Invesco Variable Insurance Funds (“INV”), VanEck Worldwide Insurance Trust (“VanEck”), PIMCO Variable Insurance Trust (“PIMCO”), Goldman Sachs Variable Insurance Trust (“Goldman”), Neuberger Berman Advisors Management Trust (“Neuberger”), ProFunds VP (“PF”) and Vanguard Variable Insurance Funds (“Vanguard“), (collectively “the Funds”), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants. All portfolios have been in existence for more than two years.

Effective January 18, 2018, the Vanguard REIT Index Portfolio was renamed the Vanguard Real Estate Index Portfolio.

Effective April 30, 2018, the INV Global Health Care Fund was renamed the INV Health Care Fund.

Effective May 1, 2019 the Company no longer issued new sales in the Separate Account.

Effective July 1, 2019, the LAC International Opportunities Portfolio was closed to new investors and on July 31, 2019 the portfolio was liquidated. The plan of liquidation and dissolution was approved by the Board of Trustees of Lord Abbett Series Fund, Inc. All policyowners were given the opportunity to transfer any values in this fund to any other option(s) of their choice without incurring a transfer charge. Any funds remaining at July 31, 2019 were transferred to the VIPF Government Money Market Portfolio.

Effective April 1, 2020 the LAC Calibrated Dividend Growth Portfolio was renamed the LAC Dividend Growth Portfolio.

Effective May 1, 2020 the Vanguard Small Company Growth Portfolio was closed to new investors.

Effective September 25, 2020 the ACVP Income & Growth Fund was renamed the ACVP Disciplined Core Value Fund.

Effective May 1, 2021 the VanEck Global Hard Assets Fund was renamed the VanEck Global Resources Fund.

13

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

Fair Value

Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividends are automatically reinvested in shares of the Funds.

Current accounting standards define fair value as an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value standards also establish a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management’s determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions, which involves a significant degree of judgment.

Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories.

Level 1 – Quoted prices are available in active markets for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are mutual funds. As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

Level 2 – Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates. The Company does not hold any Level 2 securities in the Separate Account.

Level 3 – Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial instruments. The Company does not hold any Level 3 securities in the Separate Account.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

At December 31, 2021, the Company’s investments were classified as follows:

14

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Mutual Funds	$793,393,865	$-	$-	$793,393,865

The first-in, first-out (“FIFO”) method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

The Separate Account had no liabilities or changes in liabilities as of and for the year ended December 31, 2021.

The contracts do not provide for a variable payout option; therefore all assets in the Separate Account are in the accumulation phase.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. Excluding the events below there are no additional transactions that require disclosure in the financial statements.

2.	Expenses

The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account’s prospectus.

•

A contract administration fee is charged to cover the Company’s record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

•

A mortality and expense risk fee is charged in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

15

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

•

A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

•	A cost of insurance rate is applied based on a number of factors including sex, attained age, face amount of insurance, and rating class of the Insured person at the time of the charge.

•	A sales and premium tax charge is deducted from each premium payment made prior to deposit into the separate account.

The rates of each applicable charge depending on the product are summarized below:

Product	M&E Charge	Expense Charge
Advanced Variable Universal Life*	0.90%	$7 per month
Advisor Variable Universal Life*	1.40%	$10 per month
Foundation Variable Universal Life*^	0.90%	$7 per month
Premier Variable Universal Life 1.1*	0.90%	$7 per month
Premier Variable Universal Life 3 *#	0.80%	$10 per month
Survivorship Variable Universal Life*	0.50%	$10 per month
Variable Executive Universal Life 2*	0.90%	$6 per month
Variable Executive Universal Life*	0.90%	$5 per month
Variable Universal Life*	0.90%	$5 per month
Variable Universal Life 2*	0.90%	$5 per month
Variable Universal Life 3*	0.90%	$7 per month
Variable Universal Life 4*	0.90%	$7 per month
Variable Universal Life - Cash Value*	0.60%	$12 per month
Variable Universal Life - Cash Value 2 *&	0.60%	$12 per month
Variable Universal Life - Death Benefit*	0.90%	$8 per month

*New contracts are no longer being issued for this product

^M&E charge drops to 0.10% upon reaching the 10th anniversary

#M&E charge drops to 0.00% upon reaching the 10th anniversary

&M&E charge drops to 0.05% upon reaching the 10th anniversary

16

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

3.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2021 and 2020, were as follows:

	2021		2020
Portfolio	Purchases	Sales	Purchases	Sales

Fidelity Variable Insurance Products
Fund I
Government Money Market Portfolio	$1,702,727	$4,140,206	$10,393,609	$11,407,912
High Income Portfolio	1,468,624	908,249	1,326,096	1,314,253
Equity-Income Portfolio	4,671,956	3,316,656	3,590,139	2,890,187
Growth Portfolio	18,209,456	7,954,900	9,126,807	8,449,366
Overseas Portfolio	3,791,982	5,560,473	3,116,663	1,206,227
Mid Cap Portfolio	5,257,515	2,299,652	762,349	2,575,712
Freedom Income Portfolio	257,984	248,050	209,039	190,660
Freedom 2010 Portfolio	44,161	203,234	29,885	4,549
Freedom 2015 Portfolio	132,495	26,455	256,539	8,213
Freedom 2020 Portfolio	169,511	185,656	40,504	110,222
Freedom 2025 Portfolio	863,178	113,459	42,970	45,064
Freedom 2030 Portfolio	1,869,414	514,073	289,327	349,733
Fidelity Variable Insurance Products
Fund II
Asset Manager Portfolio	517,793	823,223	267,596	468,754
Investment Grade Bond Portfolio	5,606,146	5,479,783	1,798,051	1,593,719
Index 500 Portfolio	3,798,928	7,694,624	4,013,703	7,106,442
Contrafund Portfolio	13,179,340	7,018,254	2,445,600	5,579,170
Asset Manager: Growth Portfolio	211,958	296,447	212,819	242,255
Fidelity Variable Insurance Products
Fund III
Balanced Portfolio	1,244,706	980,925	600,654	562,508
Growth & Income Portfolio	1,688,290	1,365,905	989,233	753,334
Growth Opportunities Portfolio	5,730,814	4,848,276	5,613,888	6,488,441
American Century Variable
Portfolios, Inc.
Balanced Fund	239,745	498,072	205,110	255,357
Capital Appreciation Fund	2,350,566	1,432,944	1,352,566	916,303
International Fund	1,477,520	1,783,433	605,041	1,170,289
Value Fund	6,959,182	8,404,290	2,841,857	1,624,516
Disciplined Core Value Fund	548,562	463,702	236,050	151,080
MFS Variable Insurance Trust
Growth Series	8,220,401	6,877,574	2,520,745	2,372,594
Investors Trust Series	151,608	481,498	156,869	208,223
New Discovery Series	2,551,337	1,931,607	2,355,162	2,885,886
Research Series	2,875,086	2,684,837	393,063	383,202
Total Return Series	162,650	36,238	78,455	42,510
Utilities Series	959,869	889,185	712,525	747,463
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	2,288,064	1,205,539	553,942	883,194
Mid-Cap Stock Portfolio	1,750,258	1,266,570	723,635	660,501
Dividend Growth Portfolio	2,398,657	117,987	1,392,069	1,547,321

17

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

	2021		2020
Portfolio	Purchases	Sales	Purchases	Sales
Alger Fund
Large Cap Growth Portfolio	5,470,234	3,543,397	8,892,149	6,632,228
Mid Cap Growth Portfolio	6,052,331	3,125,231	4,734,206	3,777,581
Capital Appreciation Portfolio	6,920,927	2,731,616	5,875,089	3,620,848
Small Cap Growth Portfolio	3,814,163	1,333,281	925,694	756,136
Invesco Variable Insurance Funds
Diversified Dividend Fund	2,829,871	3,143,795	730,675	649,982
Health Care Fund	605,163	421,594	197,797	310,871
International Growth Fund	2,021,247	1,419,469	813,657	878,333
VanEck Worldwide Insurance Trust
Global Resources Fund	747,112	2,021,599	1,054,427	1,108,403
PIMCO Variable Insurance Trust
Total Return Portfolio	5,461,508	2,483,178	2,850,433	2,972,195
Low Duration Portfolio	19,046	140,038	36,157	129,011
High Yield Portfolio	1,670,837	1,776,058	2,300,978	2,739,983
Real Return Portfolio	588,633	706,856	417,353	507,842
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	1,852,137	827,311	579,883	422,560
Large Cap Value Fund	1,052,031	557,593	662,043	351,290
Neuberger Berman Advisors
Management Trust
AMT Mid Cap Intrinsic Value Portfolio	6,452,528	6,544,690	902,396	685,873
Profunds VP
Japan	69,209	64,250	27,395	360,831
Oil & Gas	539,388	310,400	340,394	106,878
Small-Cap Value	1,625,763	2,076,150	1,169,685	585,945
Ultra Mid-Cap	757,906	914,852	1,076,970	759,855
Vanguard Variable Insurance Funds
Balanced	563,828	292,611	342,848	384,513
Total Bond Market Index	175,828	269,311	831,956	1,044,058
High Yield Bond	142,996	48,550	122,231	64,620
International	3,009,382	4,415,539	8,878,634	11,138,675
Mid-Cap Index	1,571,248	1,729,901	6,030,573	5,463,133
Real Estate Index	972,121	773,496	507,535	428,919
Small Company Growth	877,215	1,486,198	1,600,516	926,556
Short Term Investment Grade	63,092	107,098	192,232	256,090
Total Stock Market Index	956,845	754,726	1,441,976	1,667,178

18

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

4.	Summary of Changes from Unit Transactions

Transactions in units for the years ended December 31, 2021 and 2020 were as follows:

	2021			2020
			Net Increase/			Net Increase/
Portfolio	Purchases	Sales	(Decrease)	Purchases	Sales	(Decrease)

Fidelity Variable Insurance Products
Fund I
Government Money Market Portfolio	806,386	1,029,171	(222,785)	2,439,417	2,540,644	(101,227)
High Income Portfolio	178,031	161,260	16,771	259,209	268,598	(9,389)
Equity-Income Portfolio	156,708	204,712	(48,004)	205,940	213,988	(8,048)
Growth Portfolio	335,758	420,996	(85,238)	618,684	740,160	(121,476)
Overseas Portfolio	434,708	569,895	(135,187)	848,051	758,512	89,539
Mid Cap Portfolio	259,983	307,766	(47,783)	431,283	514,419	(83,136)
Freedom Income Portfolio	15,063	14,864	199	88,662	87,259	1,403
Freedom 2010 Portfolio	1,997	9,649	(7,652)	1,251	374	877
Freedom 2015 Portfolio	9,527	5,733	3,794	12,569	431	12,138
Freedom 2020 Portfolio	26,002	28,236	(2,234)	1,665	7,623	(5,958)
Freedom 2025 Portfolio	33,083	5,724	27,359	2,449	3,617	(1,168)
Freedom 2030 Portfolio	68,352	22,339	46,013	12,445	19,408	(6,963)
Fidelity Variable Insurance Products
Fund II
Asset Manager Portfolio	97,561	108,574	(11,013)	24,089	31,361	(7,272)
Investment Grade Bond Portfolio	864,214	881,932	(17,718)	396,603	392,325	4,278
Index 500 Portfolio	576,648	703,940	(127,292)	620,746	758,180	(137,434)
Contrafund Portfolio	404,942	486,787	(81,845)	347,370	440,551	(93,181)
Asset Manager: Growth Portfolio	29,389	34,856	(5,467)	30,127	33,884	(3,757)
Fidelity Variable Insurance Products
Fund III
Balanced Portfolio	51,958	62,451	(10,493)	46,817	50,584	(3,767)
Growth & Income Portfolio	104,917	117,803	(12,886)	78,680	94,392	(15,712)
Growth Opportunities Portfolio	148,084	174,095	(26,011)	235,590	261,649	(26,059)
American Century Variable
Portfolios, Inc.
Balanced Fund	21,774	36,623	(14,849)	27,136	34,161	(7,025)
Capital Appreciation Fund	203,190	216,146	(12,956)	427,526	444,087	(16,561)
International Fund	322,622	353,649	(31,027)	288,765	335,329	(46,564)
Value Fund	592,602	647,822	(55,220)	622,507	610,531	11,976
Disciplined Core Value Fund	12,618	24,210	(11,592)	12,526	16,080	(3,554)
MFS Variable Insurance Trust
Growth Series	312,143	364,639	(52,496)	308,665	346,574	(37,909)
Investors Trust Series	10,617	20,998	(10,381)	10,756	15,100	(4,344)
New Discovery Series	147,224	174,342	(27,118)	412,565	458,015	(45,450)
Research Series	111,348	115,400	(4,052)	61,875	69,507	(7,632)
Total Return Series	7,784	4,387	3,397	8,116	7,592	524
Utilities Series	621,812	628,212	(6,400)	147,087	161,392	(14,305)
Lord Abbett Series Fund, Inc.
Growth and Income Portfolio	135,708	150,932	(15,224)	146,876	170,241	(23,365)
Mid-Cap Stock Portfolio	163,655	198,472	(34,817)	161,911	162,459	(548)
Dividend Growth Portfolio	92,563	39,826	52,737	177,788	185,706	(7,918)

19

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

	2021			2020
			Net Increase/			Net Increase/
Portfolio	Purchases	Sales	(Decrease)	Purchases	Sales	(Decrease)

Alger Fund
Large Cap Growth Portfolio	273,139	330,838	(57,699)	433,492	453,728	(20,236)
Mid Cap Growth Portfolio	155,807	203,871	(48,064)	221,968	247,490	(25,522)
Capital Appreciation Portfolio	210,722	231,433	(20,711)	380,232	394,662	(14,430)
Small Cap Growth Portfolio	86,621	111,378	(24,757)	45,652	65,049	(19,397)
Invesco Variable Insurance Funds
Diversified Dividend Fund	220,581	231,594	(11,013)	290,847	289,305	1,542
Health Care Fund	85,599	87,357	(1,758)	75,423	81,379	(5,956)
International Growth Fund	328,658	326,707	1,951	258,460	277,969	(19,509)
VanEck Worldwide Insurance Trust
Global Resources Fund	584,989	732,506	(147,517)	720,688	727,898	(7,210)
PIMCO Variable Insurance Trust
Total Return Portfolio	2,000,413	1,907,380	93,033	1,566,336	1,620,436	(54,100)
Low Duration Portfolio	13,622	22,860	(9,238)	3,657	11,836	(8,179)
High Yield Portfolio	621,945	632,613	(10,668)	704,346	734,506	(30,160)
Real Return Portfolio	428,895	447,224	(18,329)	146,587	155,164	(8,577)
Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund	170,676	178,161	(7,485)	303,321	299,549	3,772
Large Cap Value Fund	170,737	181,169	(10,432)	185,762	175,836	9,926
Neuberger Berman Advisors Management Trust
AMT Mid Cap Intrinsic Value Portfolio	291,177	291,162	15	120,689	110,382	10,307
Profunds VP
Japan	27,415	28,090	(675)	35,084	58,436	(23,352)
Oil & Gas	154,098	128,901	25,197	188,812	144,892	43,920
Small-Cap Value	126,962	145,645	(18,683)	212,488	188,231	24,257
Ultra Mid-Cap	57,224	59,785	(2,561)	70,931	75,988	(5,057)
Vanguard Variable Insurance Funds
Balanced	21,559	18,867	2,692	24,785	33,045	(8,260)
Total Bond Market Index	33,187	42,033	(8,846)	93,707	108,963	(15,256)
High Yield Bond	21,475	18,614	2,861	19,291	18,394	897
International	432,275	530,930	(98,655)	347,255	464,289	(117,034)
Mid-Cap Index	221,214	252,383	(31,169)	174,298	179,062	(4,764)
Real Estate Index	516,773	515,654	1,119	81,649	83,029	(1,380)
Small Company Growth	119,382	145,022	(25,640)	197,731	200,759	(3,028)
Short Term Investment Grade	14,726	18,888	(4,162)	23,998	30,135	(6,137)
Total Stock Market Index	60,461	64,015	(3,554)	112,891	129,329	(16,438)

20

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

5.	Financial Highlights

The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.

	December 31			Year Ended December 31
	Units	Unit Fair Value Lowest to Highest	Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
Net assets represented by
Fidelity Variable Insurance Products
Fund I
Government Money Market Portfolio
2021	766,245	$9.81 to 19.01	$8,405,754	0.01%	0.00% to 1.40%	-1.38% to 0.01%
2020	989,030	$9.95 to 19.22	$10,843,233	0.26%	0.00% to 1.40%	-1.07% to 0.32%
2019	1,090,257	10.06 to 19.37	$11,857,536	1.40%	0.00% to 1.40%	0.60% to 2.02%
2018	1,088,931	10.00 to 19.19	$11,705,310	1.43%	0.10% to 1.40%	0.23% to 1.65%
2017	564,721	9.98 to 19.09	$6,469,394	0.66%	0.10% to 1.40%	-0.72% to 0.67%

High Income Portfolio
2021	255,851	19.06 to 57.66	$6,071,181	5.22%	0.00% to 1.40%	2.96% to 4.41%
2020	239,080	18.27 to 55.83	$5,566,849	4.75%	0.00% to 1.40%	1.32% to 2.75%
2019	248,469	17.80 to 54.94	$5,681,160	5.28%	0.00% to 1.40%	13.51% to 15.11%
2018	267,890	15.48 to 48.26	$5,331,349	5.59%	0.10% to 1.40%	-4.64% to -3.29%
2017	285,524	16.02 to 50.45	$5,935,295	4.22%	0.10% to 1.40%	5.46% to 6.93%

Equity-Income Portfolio
2021	597,491	27.21 to 158.79	$26,336,178	1.93%	0.00% to 1.40%	23.16% to 24.89%
2020	645,495	21.84 to 128.54	$22,787,309	1.72%	0.00% to 1.40%	5.21% to 6.69%
2019	653,543	20.52 to 121.81	$21,991,802	2.04%	0.00% to 1.40%	25.67% to 27.44%
2018	686,697	16.14 to 96.64	$18,565,085	2.34%	0.10% to 1.40%	-9.57% to -8.29%
2017	710,210	17.64 to 106.55	$21,336,579	1.65%	0.10% to 1.40%	11.34% to 12.89%

Growth Portfolio
2021	1,242,006	46.07 to 305.21	$80,737,029	0.00%	0.00% to 1.40%	21.50% to 23.21%
2020	1,327,244	37.58 to 250.44	$70,483,362	0.07%	0.00% to 1.40%	41.89% to 43.89%
2019	1,448,720	26.25 to 175.97	$53,624,871	0.26%	0.00% to 1.40%	32.45% to 34.31%
2018	1,495,749	19.64 to 132.47	$41,866,202	0.26%	0.10% to 1.40%	-1.56% to -0.17%
2017	1,607,799	19.77 to 134.16	$45,300,726	0.22%	0.10% to 1.40%	33.27% to 35.13%

Overseas Portfolio
2021	541,413	17.78 to 68.10	$13,779,578	0.47%	0.00% to 1.40%	18.04% to 19.70%
2020	676,600	14.89 to 57.52	$14,340,929	0.39%	0.00% to 1.40%	14.01% to 15.61%
2019	587,061	12.91 to 50.30	$10,937,790	1.77%	0.00% to 1.40%	25.99% to 27.77%
2018	616,040	10.13 to 39.80	$9,121,308	1.56%	0.10% to 1.40%	-16.00% to -14.81%
2017	687,649	11.92 to 47.24	$12,108,089	1.49%	0.10% to 1.40%	28.49% to 30.28%

Mid Cap Portfolio
2021	814,028	32.97 to 71.49	$29,945,021	0.62%	0.00% to 1.40%	23.86% to 25.60%
2020	861,811	26.32 to 57.20	$25,328,580	0.56%	0.00% to 1.40%	16.55% to 18.19%
2019	944,947	22.32 to 48.64	$23,465,443	0.87%	0.00% to 1.40%	21.73% to 23.45%
2018	1,032,526	18.13 to 39.60	$20,966,620	0.70%	0.10% to 1.40%	-15.73% to -14.54%
2017	1,081,766	21.27 to 46.57	$26,608,386	0.69%	0.10% to 1.40%	19.15% to 20.81%

21

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

	December 31			Year Ended December 31
	Units	Unit Fair Value Lowest to Highest	Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
Freedom Income Portfolio
2021	8,150	15.97 to 18.56	$141,056	0.97%	0.00% to 1.40%	2.22% to 3.35%
2020	7,951	15.62 to 17.95	$133,352	1.26%	0.00% to 1.40%	9.27% to 10.47%
2019	6,548	14.30 to 16.25	$99,502	1.16%	0.00% to 1.40%	10.72% to 11.94%
2018	18,547	12.91 to 14.52	$250,904	1.93%	0.10% to 1.40%	-3.04% to -1.96%
2017	15,006	12.96 to 14.81	$206,400	2.21%	0.10% to 1.40%	6.99% to 8.48%

Freedom 2010 Portfolio
2021	1,968	18.43 to 21.97	$39,245	0.33%	0.00% to 1.40%	4.73% to 5.79%
2020	9,620	18.31 to 20.77	$199,159	1.35%	0.00% to 1.40%	11.26% to 12.38%
2019	8,743	16.45 to 18.48	$161,432	3.99%	0.00% to 1.40%	14.82% to 15.98%
2018	2	14.33 to 14.33	$23	1.16%	0.10% to 1.40%	-5.06% to -5.06%
2017	3	14.69 to 16.79	$50	0.70%	0.10% to 1.40%	11.52% to 13.08%

Freedom 2015 Portfolio
2021	19,462	22.02 to 23.60	$459,090	1.24%	0.00% to 1.40%	7.16% to 7.59%
2020	15,668	20.54 to 21.93	$343,588	1.98%	0.00% to 1.40%	13.28% to 13.73%
2019	3,530	18.14 to 19.29	$67,936	2.17%	0.00% to 1.40%	17.67% to 18.14%
2018	3,390	15.41 to 16.32	$55,184	1.98%	0.10% to 1.40%	-5.55% to -5.07%
2017	2,421	14.98 to 17.21	$41,489	1.54%	0.10% to 1.40%	13.52% to 15.10%

Freedom 2020 Portfolio
2021	18,426	21.04 to 25.38	$455,455	1.08%	0.00% to 1.40%	8.27% to 9.47%
2020	20,660	19.43 to 23.21	$457,078	1.13%	0.00% to 1.40%	13.80% to 15.06%
2019	26,618	17.08 to 20.19	$507,248	1.99%	0.00% to 1.40%	18.81% to 20.13%
2018	30,770	14.37 to 16.82	$487,849	1.88%	0.10% to 1.40%	-6.90% to -5.86%
2017	20,997	15.02 to 17.89	$358,440	1.51%	0.10% to 1.40%	15.01% to 16.62%

Freedom 2025 Portfolio
2021	48,057	21.87 to 27.68	$1,263,234	1.50%	0.00% to 1.40%	9.62% to 10.83%
2020	20,698	20.75 to 25.00	$487,299	1.16%	0.00% to 1.40%	14.68% to 15.95%
2019	21,866	18.09 to 21.58	$445,052	2.37%	0.00% to 1.40%	20.52% to 21.86%
2018	16,202	15.01 to 17.73	$266,811	1.50%	0.10% to 1.40%	-7.54% to -6.52%
2017	15,648	15.80 to 18.99	$274,577	1.47%	0.10% to 1.40%	16.27% to 17.89%

Freedom 2030 Portfolio
2021	100,914	22.54 to 29.69	$2,768,106	1.44%	0.00% to 1.40%	11.14% to 12.37%
2020	54,901	21.09 to 26.45	$1,327,051	1.12%	0.00% to 1.40%	15.61% to 16.89%
2019	61,864	18.25 to 22.65	$1,280,298	2.10%	0.00% to 1.40%	23.07% to 24.43%
2018	59,099	14.83 to 18.22	$982,964	1.43%	0.10% to 1.40%	-8.80% to -7.78%
2017	60,178	15.82 to 19.78	$1,070,437	1.53%	0.10% to 1.40%	19.30% to 20.96%

Fidelity Variable Insurance Products Fund II
Asset Manager Portfolio
2021	130,483	22.91 to 76.29	$4,805,391	1.60%	0.00% to 1.40%	8.39% to 9.92%
2020	141,496	20.84 to 70.17	$4,758,472	1.42%	0.00% to 1.40%	13.27% to 14.87%
2019	148,768	18.15 to 61.76	$4,466,901	1.78%	0.00% to 1.40%	16.61% to 18.25%
2018	159,566	15.34 to 52.81	$4,086,511	1.68%	0.10% to 1.40%	-6.67% to -5.35%
2017	171,808	16.21 to 56.41	$4,877,439	1.87%	0.10% to 1.40%	12.53% to 14.10%

Investment Grade Bond Portfolio
2021	604,633	15.38 to 39.86	$10,813,805	2.16%	0.00% to 1.40%	-1.99% to -0.61%
2020	622,351	15.49 to 40.55	$11,418,430	2.16%	0.00% to 1.40%	7.87% to 9.39%
2019	618,073	14.18 to 37.48	$10,490,015	2.79%	0.00% to 1.40%	8.14% to 9.67%
2018	624,052	12.94 to 34.55	$9,723,070	2.44%	0.10% to 1.40%	-1.92% to -0.53%
2017	624,343	13.02 to 35.12	$10,111,391	2.39%	0.10% to 1.40%	2.78% to 4.22%

22

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

	December 31			Year Ended December 31
	Units	Unit Fair Value Lowest to Highest	Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
Index 500 Portfolio
2021	2,065,527	41.35 to 132.49	$97,504,480	1.26%	0.00% to 1.40%	26.79% to 28.58%
2020	2,192,819	32.24 to 104.18	$80,704,463	1.62%	0.00% to 1.40%	16.60% to 18.24%
2019	2,330,253	27.34 to 89.08	$72,701,567	2.00%	0.00% to 1.40%	29.52% to 31.35%
2018	2,477,464	20.86 to 68.57	$59,157,900	1.94%	0.10% to 1.40%	-5.83% to -4.49%
2017	2,641,347	21.90 to 72.60	$67,116,472	1.80%	0.10% to 1.40%	20.04% to 21.71%

Contrafund Portfolio
2021	1,666,184	40.45 to 152.34	$89,015,042	0.06%	0.00% to 1.40%	26.06% to 27.83%
2020	1,748,029	31.72 to 120.49	$73,245,701	0.24%	0.00% to 1.40%	28.75% to 30.57%
2019	1,841,210	24.36 to 93.30	$59,341,930	0.47%	0.00% to 1.40%	29.75% to 31.58%
2018	1,976,219	18.56 to 71.69	$48,648,488	0.75%	0.10% to 1.40%	-7.69% to -6.38%
2017	2,075,016	19.87 to 77.43	$56,013,315	1.00%	0.10% to 1.40%	20.20% to 21.88%

Asset Manager: Growth Portfolio
2021	120,227	25.06 to 53.33	$3,673,486	1.44%	0.00% to 1.40%	12.38% to 13.96%
2020	125,694	21.99 to 47.32	$3,396,636	1.06%	0.00% to 1.40%	15.64% to 17.27%
2019	129,451	18.75 to 40.80	$3,004,746	1.52%	0.00% to 1.40%	21.12% to 22.83%
2018	151,864	15.26 to 33.58	$2,859,670	1.49%	0.10% to 1.40%	-8.94% to -7.65%
2017	161,252	16.53 to 36.77	$3,310,305	1.26%	0.10% to 1.40%	17.09% to 18.73%

Fidelity Variable Insurance Products
Fund III
Balanced Portfolio
2021	218,257	33.15 to 52.09	$7,888,436	0.96%	0.00% to 1.40%	16.62% to 18.26%
2020	228,750	28.10 to 44.44	$6,976,989	1.36%	0.00% to 1.40%	20.69% to 22.39%
2019	232,517	23.02 to 36.64	$5,833,791	1.77%	0.00% to 1.40%	22.78% to 24.51%
2018	242,385	18.53 to 29.70	$4,941,645	1.56%	0.10% to 1.40%	-5.56% to -4.22%
2017	234,605	19.40 to 31.29	$5,084,037	1.50%	0.10% to 1.40%	14.82% to 16.43%

Growth & Income Portfolio
2021	346,276	31.37 to 57.35	$12,918,496	2.50%	0.00% to 1.40%	24.20% to 25.95%
2020	359,162	24.97 to 45.95	$10,692,900	1.90%	0.00% to 1.40%	6.35% to 7.85%
2019	374,874	23.21 to 42.99	$10,398,638	3.61%	0.00% to 1.40%	28.24% to 30.05%
2018	388,312	17.89 to 33.35	$8,331,779	0.37%	0.10% to 1.40%	-10.25% to -8.98%
2017	403,142	19.70 to 37.00	$9,580,083	1.26%	0.10% to 1.40%	15.29% to 16.90%

Growth Opportunities Portfolio
2021	432,673	64.08 to 88.23	$29,510,303	0.00%	0.00% to 1.40%	10.39% to 11.94%
2020	458,684	57.53 to 79.23	$28,101,102	0.01%	0.00% to 1.40%	66.32% to 68.66%
2019	484,743	34.26 to 47.49	$17,825,151	0.16%	0.00% to 1.40%	38.88% to 40.84%
2018	457,334	24.39 to 34.09	$11,771,921	0.13%	0.10% to 1.40%	10.89% to 12.46%
2017	472,407	21.74 to 30.65	$10,809,647	0.31%	0.10% to 1.40%	32.66% to 34.51%

American Century Variable
Portfolios, Inc.
Balanced Fund
2021	101,520	26.97 to 42.78	$2,927,492	0.73%	0.00% to 1.40%	14.16% to 15.65%
2020	116,369	23.35 to 37.29	$2,908,400	1.13%	0.00% to 1.40%	10.96% to 12.41%
2019	123,394	20.80 to 33.43	$2,754,178	1.59%	0.00% to 1.40%	18.19% to 19.73%
2018	130,527	17.40 to 28.15	$2,442,514	1.48%	0.10% to 1.40%	-5.17% to -3.93%
2017	129,911	18.14 to 29.54	$2,553,687	1.59%	0.10% to 1.40%	12.34% to 13.80%

Capital Appreciation Fund
2021	281,123	38.43 to 91.00	$12,723,159	0.00%	0.00% to 1.40%	9.61% to 11.16%
2020	294,079	34.66 to 82.77	$12,000,251	0.00%	0.00% to 1.40%	40.48% to 42.46%
2019	310,640	24.39 to 58.74	$8,948,500	0.00%	0.00% to 1.40%	33.68% to 35.56%
2018	324,652	18.04 to 43.81	$6,940,270	0.00%	0.10% to 1.40%	-6.52% to -5.20%
2017	337,366	19.07 to 46.73	$7,800,616	0.00%	0.10% to 1.40%	20.12% to 21.79%

23

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

	December 31			Year Ended December 31
	Units	Unit Fair Value Lowest to Highest	Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
International Fund
2021	669,730	18.30 to 35.24	$15,030,782	0.16%	0.00% to 1.40%	7.24% to 8.75%
2020	700,757	16.87 to 32.76	$14,527,099	0.43%	0.00% to 1.40%	24.13% to 25.88%
2019	747,321	13.43 to 26.31	$12,322,809	0.87%	0.00% to 1.40%	26.64% to 28.42%
2018	779,699	10.49 to 20.72	$10,017,792	1.38%	0.10% to 1.40%	-16.41% to -15.22%
2017	841,837	12.40 to 24.71	$12,957,395	0.90%	0.10% to 1.40%	29.40% to 31.21%

Value Fund
2021	916,265	29.80 to 62.64	$31,213,232	1.84%	0.00% to 1.40%	22.78% to 24.51%
2020	971,485	23.99 to 50.76	$26,633,952	2.00%	0.00% to 1.40%	-0.43% to 0.98%
2019	959,509	23.82 to 50.72	$26,203,060	2.14%	0.00% to 1.40%	25.27% to 27.03%
2018	1,027,009	18.80 to 40.34	$22,147,603	1.74%	0.10% to 1.40%	-10.42% to -9.15%
2017	1,045,483	20.74 to 44.89	$25,874,509	1.61%	0.10% to 1.40%	7.25% to 8.75%

Disciplined Core Value Fund
2021	89,726	31.62 to 44.51	$3,142,744	1.11%	0.00% to 1.40%	21.93% to 23.53%
2020	101,318	25.64 to 36.32	$2,893,550	1.80%	0.00% to 1.40%	10.25% to 11.70%
2019	104,872	22.99 to 32.78	$2,683,260	2.12%	0.00% to 1.40%	22.23% to 23.83%
2018	110,178	18.59 to 26.68	$2,287,728	2.06%	0.10% to 1.40%	-8.17% to -6.96%
2017	109,599	20.01 to 28.91	$2,445,604	2.42%	0.10% to 1.40%	18.83% to 20.37%

MFS Variable Insurance Trust
Growth Series
2021	617,743	38.63 to 78.02	$31,496,968	0.00%	0.00% to 1.40%	21.82% to 23.53%
2020	670,239	31.43 to 63.73	$27,956,522	0.00%	0.00% to 1.40%	30.02% to 31.86%
2019	708,148	23.95 to 48.77	$22,462,447	0.00%	0.00% to 1.40%	36.23% to 40.80%
2018	761,643	17.43 to 35.62	$17,555,908	0.10%	0.10% to 1.40%	0.53% to 2.67%
2017	838,977	17.06 to 35.01	$18,971,555	0.11%	0.10% to 1.40%	29.60% to 31.40%

Investors Trust Series
2021	56,150	37.42 to 47.06	$2,244,893	0.67%	0.00% to 1.40%	25.43% to 26.69%
2020	66,531	29.59 to 37.45	$2,120,018	0.58%	0.00% to 1.40%	12.29% to 13.75%
2019	70,875	26.05 to 33.18	$1,993,916	0.71%	0.00% to 1.40%	29.75% to 31.45%
2018	74,677	19.85 to 25.45	$1,606,712	0.71%	0.10% to 1.40%	-6.81% to -5.58%
2017	78,556	21.05 to 27.17	$1,782,632	0.77%	0.10% to 1.40%	21.65% to 23.22%

New Discovery Series
2021	249,954	41.73 to 109.28	$12,455,302	0.00%	0.00% to 1.40%	0.38% to 1.80%
2020	277,072	41.04 to 108.32	$13,620,209	0.00%	0.00% to 1.40%	43.86% to 45.89%
2019	322,522	28.16 to 74.92	$10,802,892	0.00%	0.00% to 1.40%	39.73% to 41.70%
2018	314,816	19.89 to 53.35	$7,513,873	0.00%	0.10% to 1.40%	-2.85% to -1.48%
2017	346,128	20.21 to 54.64	$8,541,282	0.00%	0.10% to 1.40%	24.91% to 26.65%

Research Series
2021	167,102	39.85 to 54.01	$6,991,105	0.55%	0.00% to 1.40%	23.07% to 24.80%
2020	171,154	32.01 to 43.66	$5,778,978	0.67%	0.00% to 1.40%	14.97% to 16.59%
2019	178,786	27.52 to 37.79	$5,186,039	0.82%	0.00% to 1.40%	31.10% to 32.95%
2018	205,538	20.75 to 28.68	$4,507,551	0.70%	0.10% to 1.40%	-5.71% to -4.37%
2017	236,086	21.75 to 30.26	$5,493,803	1.31%	0.10% to 1.40%	21.67% to 23.37%

Total Return Series
2021	28,800	21.32 to 26.25	$734,197	1.89%	0.00% to 1.40%	12.87% to 14.12%
2020	25,403	18.16 to 23.02	$565,673	2.19%	0.00% to 1.40%	8.29% to 9.81%
2019	24,879	16.77 to 20.99	$505,449	2.54%	0.00% to 1.40%	18.71% to 20.38%
2018	22,667	14.13 to 17.45	$382,505	2.29%	0.10% to 1.40%	-6.93% to -5.61%
2017	23,486	15.18 to 18.51	$414,937	2.26%	0.10% to 1.40%	10.75% to 12.30%

24

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

	December 31			Year Ended December 31
	Units	Unit Fair Value Lowest to Highest	Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
Utilities Series
2021	185,232	22.49 to 30.21	$5,079,616	1.67%	0.00% to 1.40%	12.51% to 14.09%
2020	191,632	19.99 to 26.50	$4,606,603	2.21%	0.00% to 1.40%	4.43% to 5.90%
2019	205,937	19.15 to 25.05	$4,661,817	4.14%	0.00% to 1.40%	23.33% to 25.07%
2018	211,478	15.52 to 20.05	$3,836,522	1.10%	0.10% to 1.40%	-0.35% to 1.06%
2017	229,157	15.58 to 19.86	$3,993,140	4.38%	0.10% to 1.40%	13.25% to 14.83%

Lord Abbett Series Fund, Inc.
Growth and Income Portfolio
2021	466,011	25.24 to 46.82	$13,593,783	1.08%	0.00% to 1.40%	27.23% to 29.02%
2020	481,235	19.61 to 36.62	$10,893,275	1.54%	0.00% to 1.40%	1.27% to 2.70%
2019	504,600	19.15 to 35.98	$11,169,105	1.66%	0.00% to 1.40%	20.79% to 22.49%
2018	556,689	15.67 to 29.64	$10,122,230	1.42%	0.10% to 1.40%	-9.43% to -8.14%
2017	583,949	17.10 to 32.56	$11,768,717	1.33%	0.10% to 1.40%	11.82% to 13.38%

Mid-Cap Stock Portfolio
2021	514,369	24.37 to 63.67	$15,174,124	0.60%	0.00% to 1.40%	26.91% to 28.70%
2020	549,186	18.99 to 49.72	$12,586,013	0.99%	0.00% to 1.40%	1.07% to 2.50%
2019	549,734	18.57 to 48.76	$12,319,022	0.94%	0.00% to 1.40%	20.94% to 22.64%
2018	583,160	15.18 to 39.95	$10,671,486	0.70%	0.10% to 1.40%	-16.23% to -15.04%
2017	611,612	17.91 to 47.26	$13,565,480	0.60%	0.10% to 1.40%	5.36% to 6.83%

International Opportunities Portfolio
2019	-	0.00 to 0.00	$0	1.96%	0.00% to 1.40%	n/a
2018	266,531	11.82 to 18.91	$3,985,135	0.93%	0.10% to 1.40%	-24.74% to -23.67%
2017	282,826	15.52 to 25.13	$5,575,222	1.17%	0.10% to 1.40%	37.30% to 39.21%

Dividend Growth Portfolio
2021	86,864	30.56 to 40.57	$3,326,462	1.00%	0.00% to 1.40%	23.87% to 25.62%
2020	34,127	24.67 to 32.29	$1,035,964	0.85%	0.00% to 1.40%	13.81% to 15.42%
2019	42,045	21.68 to 27.98	$1,105,999	1.64%	0.00% to 1.40%	24.69% to 26.45%
2018	42,541	17.39 to 22.13	$887,609	0.61%	0.10% to 1.40%	-6.01% to -4.67%
2017	224,860	18.50 to 23.21	$4,807,032	2.65%	0.10% to 1.40%	17.48% to 19.12%

Alger Fund
Large Cap Growth Portfolio
2021	412,677	37.34 to 55.43	$21,038,305	0.00%	0.00% to 1.40%	10.29% to 11.84%
2020	470,376	33.69 to 50.26	$21,393,187	0.17%	0.00% to 1.40%	64.71% to 67.03%
2019	490,612	20.35 to 30.51	$13,468,985	0.00%	0.00% to 1.40%	25.66% to 27.43%
2018	531,023	16.12 to 24.28	$11,458,247	0.00%	0.10% to 1.40%	0.78% to 2.21%
2017	598,541	15.91 to 24.09	$12,244,222	0.00%	0.10% to 1.40%	26.70% to 28.46%

Mid Cap Growth Portfolio
2021	334,421	31.34 to 45.42	$13,052,006	0.00%	0.00% to 1.40%	2.75% to 4.20%
2020	382,485	30.15 to 44.07	$14,136,402	0.00%	0.00% to 1.40%	62.34% to 64.63%
2019	408,007	18.36 to 27.07	$9,122,949	0.00%	0.00% to 1.40%	28.45% to 30.26%
2018	407,184	14.13 to 21.01	$7,032,243	0.00%	0.10% to 1.40%	-8.74% to -7.44%
2017	431,664	15.31 to 22.95	$8,050,499	0.00%	0.10% to 1.40%	28.01% to 29.79%

Capital Appreciation Portfolio
2021	447,793	49.68 to 83.64	$25,903,632	0.00%	0.00% to 1.40%	17.47% to 19.13%
2020	468,504	42.08 to 71.20	$22,785,396	0.00%	0.00% to 1.40%	39.78% to 41.75%
2019	482,934	29.95 to 50.94	$16,603,042	0.00%	0.00% to 1.40%	31.85% to 33.70%
2018	528,969	22.60 to 38.63	$13,636,714	0.09%	0.10% to 1.40%	-1.59% to -0.19%
2017	540,769	22.85 to 39.26	$13,869,085	0.17%	0.10% to 1.40%	29.28% to 31.08%

25

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

	December 31			Year Ended December 31
	Units	Unit Fair Value Lowest to Highest	Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
SmallCap Growth Portfolio
2021	270,953	36.44 to 56.03	$11,029,957	0.00%	0.00% to 1.40%	-7.37% to -6.15%
2020	295,710	39.15 to 60.48	$12,846,394	1.02%	0.00% to 1.40%	64.83% to 66.98%
2019	315,107	23.63 to 36.69	$8,208,223	0.00%	0.00% to 1.40%	27.54% to 29.21%
2018	331,536	18.44 to 28.77	$6,704,261	0.00%	0.10% to 1.40%	0.02% to 1.33%
2017	353,028	18.34 to 28.77	$7,053,395	0.00%	0.10% to 1.40%	26.96% to 28.60%

Invesco Variable Insurance Funds
Diversified Dividend Fund
2021	80,285	13.97 to 28.61	$1,808,409	2.10%	0.00% to 1.40%	17.24% to 18.89%
2020	91,298	11.91 to 24.09	$1,720,698	2.89%	0.00% to 1.40%	-1.25% to 0.14%
2019	89,756	12.06 to 24.08	$1,719,532	7.73%	0.00% to 1.40%	23.35% to 25.09%
2018	93,707	9.78 to 19.27	$1,452,894	2.55%	0.10% to 1.40%	-8.87% to -7.57%
2017	115,465	10.73 to 20.87	$1,770,663	1.67%	0.10% to 1.40%	7.08% to 8.57%

Health Care Fund
2021	63,146	25.67 to 47.97	$2,399,571	0.20%	0.00% to 1.40%	10.74% to 12.30%
2020	64,904	22.91 to 42.93	$2,200,291	0.29%	0.00% to 1.40%	12.87% to 14.46%
2019	70,860	20.07 to 37.70	$2,096,811	0.04%	0.00% to 1.40%	30.66% to 32.50%
2018	91,968	15.18 to 28.59	$2,073,500	0.00%	0.10% to 1.40%	-0.51% to 0.91%
2017	92,499	15.09 to 28.48	$2,085,811	0.38%	0.10% to 1.40%	14.23% to 15.83%

International Growth Fund
2021	357,618	15.29 to 21.96	$7,215,931	1.30%	0.00% to 1.40%	4.42% to 5.89%
2020	355,667	14.64 to 20.76	$6,775,220	2.12%	0.00% to 1.40%	12.41% to 14.00%
2019	375,176	13.03 to 18.23	$6,283,354	1.58%	0.00% to 1.40%	26.79% to 28.57%
2018	394,300	10.27 to 14.19	$5,156,722	2.12%	0.10% to 1.40%	-16.17% to -14.98%
2017	437,765	12.25 to 16.71	$6,368,495	1.62%	0.10% to 1.40%	21.31% to 23.00%

VanEck Worldwide Insurance Trust
Global Resources Fund
2021	1,168,478	7.49 to 34.84	$10,635,402	0.45%	0.00% to 1.40%	17.27% to 18.92%
2020	1,315,995	6.30 to 29.45	$10,079,504	0.76%	0.00% to 1.40%	17.46% to 19.11%
2019	1,323,205	5.29 to 24.85	$8,582,226	0.00%	0.00% to 1.40%	10.31% to 11.87%
2018	1,365,418	4.73 to 22.32	$8,002,723	0.00%	0.10% to 1.40%	-29.28% to -28.28%
2017	1,248,042	6.59 to 31.28	$11,419,699	0.00%	0.10% to 1.40%	-3.05% to -1.70%

PIMCO Variable Insurance Trust
Total Return Portfolio
2021	1,513,757	14.98 to 21.15	$24,886,779	1.81%	0.00% to 1.40%	-2.64% to -1.27%
2020	1,420,724	15.19 to 21.53	$23,655,109	2.13%	0.00% to 1.40%	7.14% to 8.65%
2019	1,474,824	13.99 to 19.92	$22,616,633	3.05%	0.00% to 1.40%	6.86% to 8.36%
2018	1,569,421	12.92 to 18.47	$22,229,860	2.54%	0.10% to 1.40%	-1.93% to -0.54%
2017	1,536,574	13.01 to 18.67	$22,666,387	2.08%	0.10% to 1.40%	3.47% to 4.91%

Low Duration Portfolio
2021	116,125	12.02 to 14.80	$1,546,433	0.52%	0.00% to 1.40%	-2.31% to -1.03%
2020	125,363	12.15 to 15.02	$1,690,517	1.20%	0.00% to 1.40%	1.56% to 2.89%
2019	133,542	11.81 to 14.65	$1,753,124	2.78%	0.00% to 1.40%	2.59% to 3.93%
2018	141,544	11.36 to 14.16	$1,790,315	1.91%	0.10% to 1.40%	-1.07% to 0.23%
2017	151,361	11.33 to 14.18	$1,911,046	1.34%	0.10% to 1.40%	-0.05% to 1.25%

High Yield Portfolio
2021	123,067	19.70 to 29.46	$2,555,114	3.90%	0.00% to 1.40%	2.19% to 3.63%
2020	133,735	19.03 to 28.57	$2,684,424	3.95%	0.00% to 1.40%	4.28% to 5.75%
2019	163,895	18.01 to 27.16	$3,100,802	4.25%	0.00% to 1.40%	13.15% to 14.74%
2018	127,281	15.71 to 23.79	$2,105,949	5.27%	0.10% to 1.40%	-4.02% to -2.66%
2017	140,046	16.16 to 24.56	$2,424,817	5.10%	0.10% to 1.40%	5.14% to 6.61%

26

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

	December 31			Year Ended December 31
	Units	Unit Fair Value Lowest to Highest	Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***
Real Return Portfolio
2021	241,840	15.49 to 21.42	$4,051,736	4.86%	0.00% to 1.40%	4.12% to 5.59%
2020	260,169	14.69 to 20.39	$4,150,452	1.44%	0.00% to 1.40%	10.16% to 11.71%
2019	268,746	13.16 to 18.34	$3,849,299	1.68%	0.00% to 1.40%	6.94% to 8.44%
2018	295,136	12.15 to 17.00	$3,914,443	2.47%	0.10% to 1.40%	-3.58% to -2.21%
2017	300,080	12.44 to 17.47	$4,098,999	2.40%	0.10% to 1.40%	2.23% to 3.65%

Goldman Sachs Variable Insurance Trust
Small Cap Equity Insights Fund
2021	168,101	24.99 to 39.11	$6,006,725	0.49%	0.00% to 1.40%	22.07% to 23.79%
2020	175,586	20.47 to 31.59	$5,087,369	0.20%	0.00% to 1.40%	7.07% to 8.58%
2019	171,814	19.12 to 29.09	$4,593,690	0.50%	0.00% to 1.40%	23.11% to 24.84%
2018	184,819	15.53 to 23.31	$3,964,209	0.52%	0.10% to 1.40%	-9.90% to -8.62%
2017	206,110	17.24 to 25.50	$4,633,018	0.53%	0.10% to 1.40%	10.03% to 11.57%

Large Cap Value Fund
2021	217,832	19.00 to 29.63	$5,836,214	1.20%	0.00% to 1.40%	22.41% to 24.13%
2020	228,264	15.52 to 23.89	$4,930,362	1.31%	0.00% to 1.40%	2.53% to 3.98%
2019	218,338	15.14 to 23.00	$4,553,057	1.52%	0.00% to 1.40%	24.18% to 25.93%
2018	237,546	12.19 to 18.28	$3,930,585	1.34%	0.10% to 1.40%	-9.74% to -8.46%
2017	272,620	13.51 to 19.99	$4,505,126	1.71%	0.10% to 1.40%	8.34% to 9.85%

Neuberger Berman Advisors Management Trust
AMT Mid Cap Intrinsic Value Portfolio
2021	107,865	22.63 to 28.71	$3,010,405	0.67%	0.00% to 1.40%	30.95% to 32.80%
2020	107,850	17.28 to 21.64	$2,281,343	0.92%	0.00% to 1.40%	-3.97% to -2.62%
2019	97,543	18.00 to 22.25	$2,114,942	0.77%	0.00% to 1.40%	15.12% to 16.74%
2018	101,284	15.63 to 19.08	$1,872,723	0.72%	0.10% to 1.40%	-16.46% to -15.28%
2017	104,327	18.71 to 22.54	$2,262,094	0.82%	0.10% to 1.40%	15.13% to 16.74%

Profunds VP
Japan
2021	8,636	11.12 to 21.92	$139,218	0.00%	0.00% to 1.40%	2.96% to 3.89%
2020	9,311	10.80 to 21.12	$148,376	0.12%	0.00% to 1.40%	14.89% to 15.93%
2019	32,663	8.83 to 18.24	$464,480	0.05%	0.00% to 1.40%	18.33% to 20.00%
2018	11,070	7.90 to 15.21	$129,342	0.00%	0.10% to 1.40%	-12.43% to -11.63%
2017	13,842	8.57 to 17.23	$160,147	0.00%	0.10% to 1.40%	16.82% to 18.45%

Oil & Gas
2021	229,178	6.38 to 10.20	$1,835,074	1.93%	0.00% to 1.40%	49.82% to 51.93%
2020	203,981	4.20 to 6.72	$1,057,598	2.04%	0.00% to 1.40%	-35.37% to -34.46%
2019	160,061	6.41 to 10.26	$1,270,686	1.51%	0.00% to 1.40%	7.01% to 8.52%
2018	159,633	5.90 to 9.47	$1,198,413	2.08%	0.10% to 1.40%	-21.34% to -20.22%
2017	175,119	7.40 to 11.88	$1,562,707	1.16%	0.10% to 1.40%	-4.51% to -3.17%

Small-Cap Value
2021	52,812	20.51 to 29.96	$1,531,056	0.10%	0.00% to 1.40%	26.77% to 28.56%
2020	71,495	16.18 to 23.30	$1,621,964	0.02%	0.00% to 1.40%	-0.34% to 1.06%
2019	47,238	16.23 to 23.06	$1,068,408	0.00%	0.00% to 1.40%	20.86% to 22.56%
2018	48,839	13.43 to 18.81	$899,085	0.00%	0.10% to 1.40%	-15.42% to -14.21%
2017	50,356	15.88 to 21.93	$1,059,362	0.02%	0.10% to 1.40%	8.20% to 9.71%

27

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

	December 31			Year Ended December 31
	Units	Unit Fair Value Lowest to Highest	Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***

Ultra Mid-Cap
2021	71,036	33.88 to 68.54	$3,611,173	0.00%	0.00% to 1.40%	44.63% to 46.67%
2020	73,597	23.42 to 46.78	$2,586,371	0.17%	0.00% to 1.40%	3.75% to 5.22%
2019	78,654	22.58 to 44.50	$2,637,488	0.00%	0.00% to 1.40%	45.73% to 47.79%
2018	73,987	15.49 to 30.14	$1,678,909	0.00%	0.10% to 1.40%	-27.79% to -26.
2017	91,767	21.45 to 41.20	$2,744,697	0.00%	0.10% to 1.40%	27.08% to 28.86%

Vanguard Variable Insurance Funds
Balanced
2021	104,684	26.73 to 32.31	$3,284,992	1.69%	0.00% to 1.40%	17.36% to 19.02%
2020	101,992	22.77 to 27.14	$2,693,354	2.61%	0.00% to 1.40%	9.14% to 10.68%
2019	110,252	20.86 to 24.53	$2,632,371	2.86%	0.00% to 1.40%	20.78% to 22.48%
2018	121,534	17.27 to 20.02	$2,375,829	2.32%	0.10% to 1.40%	-4.76% to -3.41%
2017	122,633	18.14 to 20.73	$2,470,286	2.33%	0.10% to 1.40%	13.14% to 14.72%

Total Bond Market Index
2021	75,136	13.66 to 16.52	$1,147,809	2.08%	0.00% to 1.40%	-3.08% to -1.72%
2020	83,982	14.10 to 16.80	$1,300,430	2.76%	0.00% to 1.40%	6.09% to 7.58%
2019	99,238	13.29 to 15.62	$1,458,717	2.46%	0.00% to 1.40%	7.16% to 8.67%
2018	88,023	12.40 to 14.37	$1,196,374	1.92%	0.10% to 1.40%	-1.53% to -0.13%
2017	66,251	12.59 to 14.39	$892,070	2.28%	0.10% to 1.40%	2.06% to 3.48%

High Yield Bond
2021	37,133	19.02 to 23.00	$821,462	4.06%	0.00% to 1.40%	2.24% to 3.68%
2020	34,272	18.61 to 22.18	$730,476	5.38%	0.00% to 1.40%	4.20% to 5.67%
2019	33,375	17.86 to 20.99	$671,937	5.88%	0.00% to 1.40%	14.07% to 15.67%
2018	33,605	15.65 to 18.15	$580,975	4.91%	0.10% to 1.40%	-4.09% to -2.73%
2017	33,100	16.32 to 18.66	$585,681	4.63%	0.10% to 1.40%	5.53% to 7.00%

International
2021	720,639	23.34 to 34.61	$21,669,824	0.29%	0.00% to 1.40%	-2.91% to -1.54%
2020	819,294	24.04 to 35.19	$25,022,005	1.14%	0.00% to 1.40%	55.39% to 57.58%
2019	936,328	15.47 to 22.35	$18,214,925	1.41%	0.00% to 1.40%	29.39% to 31.22%
2018	947,179	11.96 to 17.05	$14,055,116	0.84%	0.10% to 1.40%	-13.84% to -12.
2017	1,065,015	13.87 to 19.53	$17,535,505	1.17%	0.10% to 1.40%	40.71% to 42.67%

Mid-Cap Index
2021	340,443	33.91 to 42.84	$14,048,130	1.14%	0.00% to 1.40%	22.63% to 24.36%
2020	371,612	27.65 to 34.49	$12,344,308	1.35%	0.00% to 1.40%	16.43% to 18.07%
2019	376,376	23.75 to 29.24	$10,591,529	1.56%	0.00% to 1.40%	29.05% to 30.87%
2018	404,902	18.40 to 22.36	$8,712,241	1.28%	0.10% to 1.40%	-10.60% to -9.33%
2017	424,509	20.59 to 24.69	$9,931,902	1.17%	0.10% to 1.40%	17.44% to 19.08%

Real Estate Index
2021	142,731	25.81 to 32.88	$4,473,457	1.97%	0.00% to 1.40%	38.26% to 40.21%
2020	141,612	18.67 to 23.48	$3,170,257	2.28%	0.00% to 1.40%	-6.18% to -4.85%
2019	142,992	19.90 to 24.70	$3,372,934	2.95%	0.00% to 1.40%	27.02% to 28.81%
2018	165,583	15.66 to 19.19	$3,036,652	3.08%	0.10% to 1.40%	-6.68% to -5.35%
2017	188,438	16.78 to 20.30	$3,621,234	2.44%	0.10% to 1.40%	3.33% to 4.78%

Small Company Growth
2021	230,633	41.39 to 50.04	$10,869,677	0.40%	0.00% to 1.40%	12.63% to 14.22%
2020	256,273	36.75 to 43.81	$10,584,948	0.56%	0.00% to 1.40%	21.47% to 23.18%
2019	259,301	30.26 to 35.56	$8,694,405	0.52%	0.00% to 1.40%	26.33% to 28.11%
2018	276,535	23.95 to 27.76	$7,242,055	0.45%	0.10% to 1.40%	-8.56% to -7.26%
2017	300,483	26.19 to 29.93	$8,499,376	0.47%	0.10% to 1.40%	21.76% to 23.46%

28

Midland National Life Insurance Company

Separate Account A

Notes to Financial Statements

	December 31			Year Ended December 31
	Units	Unit Fair Value Lowest to Highest	Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest**	Total Return Lowest to Highest***

Short Term Investment Grade
2021	38,786	12.32 to 14.89	$528,997	2.03%	0.00% to 1.40%	-1.84% to -0.45%
2020	42,948	12.55 to 14.96	$589,871	2.75%	0.00% to 1.40%	4.03% to 5.49%
2019	49,085	12.06 to 14.18	$637,505	2.70%	0.00% to 1.40%	4.22% to 5.69%
2018	46,984	11.57 to 13.42	$581,386	1.88%	0.10% to 1.40%	-0.37% to 1.04%
2017	53,018	11.62 to 13.28	$656,017	1.77%	0.10% to 1.40%	0.69% to 2.09%

Total Stock Market Index
2021	131,792	36.43 to 47.40	$5,792,152	1.20%	0.00% to 1.40%	23.89% to 25.64%
2020	135,346	29.40 to 37.77	$4,738,522	1.62%	0.00% to 1.40%	18.88% to 20.55%
2019	151,784	24.73 to 31.36	$4,418,524	1.56%	0.00% to 1.40%	28.93% to 30.75%
2018	155,311	19.18 to 24.01	$3,455,710	1.67%	0.10% to 1.40%	-6.66% to -5.34%
2017	153,822	20.55 to 25.39	$3,577,288	1.80%	0.10% to 1.40%	19.30% to 20.97%

*

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.

**

The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***

The Total Return is calculated as the change in the unit value of the underlying portfolio and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

6.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Midland National Life believes, based on assurances from the Funds, that the Separate Account satisfies the current requirements of the regulations.

29

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

FINANCIAL STATEMENTS – STATUTORY BASIS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 and 2019

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

TABLE OF CONTENTS

DECEMBER 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors and Management of Midland National Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Midland National Life Insurance Company (the “Company”), which comprise the statements of admitted assets, liabilities and capital and surplus - statutory basis as of December 31, 2021 and 2020, and the related statements of operations - statutory basis and changes in capital and surplus - statutory basis, and of cash flows - statutory basis for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus - statutory basis of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309

T: (515) 246 3800, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 21, 2022

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS -STATUTORY BASIS

AS OF DECEMBER 31, 2021 and 2020

(Dollars in Thousands, except par value)

	2021	2020
ADMITTED ASSETS
Bonds	$52,703,583	$47,814,526
Stocks
Preferred	1,920,572	1,409,297
Common - subsidiaries	269,866	279,528
Common - other	601,668	433,602
Mortgage loans	3,663,334	4,403,274
Real estate	100,145	100,995
Policy loans	416,799	404,383
Cash, cash equivalents and short-term investments	2,029,737	1,448,036
Receivable for securities	54,083	3,720
Derivative instruments	519,979	459,488
Other invested assets	3,131,376	2,337,913

Total cash and invested assets	65,411,142	59,094,762
Policy premiums due, deferred or uncollected	164,822	158,947
Accrued investment income	520,054	461,240
Current federal income tax receivable	—	74,525
Net deferred tax asset	339,238	303,318
Company owned life insurance	1,300,481	1,124,804
Other admitted assets	72,250	265,303
Separate account assets	6,530,759	5,779,605

Total admitted assets	$74,338,746	$67,262,504

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities for future policy benefits	$43,928,249	$43,223,475
Liabilities for deposit-type contracts	585,759	344,604
Policy and contract claims	241,007	246,619
Other policyholder funds	3,121	2,958

Total policyholder liabilities	44,758,136	43,817,656
Amounts payable for reinsurance	48,214	62,382
Interest maintenance reserve	85,174	60,632
Asset valuation reserve	689,593	506,759
Repurchase agreements, FHLB advances and collateral on derivatives	7,932,459	7,548,006
Payable for securities	209,610	110,817
Funds held under coinsurance	7,909,077	4,545,324
Derivative instruments	158,438	176,402
Accrued expenses and other liabilities	1,002,353	688,153
Current federal income tax payable	56,525	—
Separate account liabilities	6,240,725	5,541,314

Total liabilities	69,090,304	63,057,445
Capital and surplus
Common stock - $1 par value; 2,549,439 shares authorized, issued, and outstanding	2,549	2,549
Surplus notes	1,037,000	1,037,000
Additional paid-in capital	793,927	793,927
Unassigned surplus	3,414,966	2,371,583

Total capital and surplus	5,248,442	4,205,059

Total liabilities and capital and surplus	$74,338,746	$67,262,504

The accompanying notes are an integral part of these statutory basis financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

STATEMENTS OF OPERATIONS – STATUTORY BASIS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	2021	2020	2019
REVENUES
Life insurance and annuity premiums and other considerations	$4,091,787	$6,462,830	$3,266,328
Net investment income	3,450,756	2,320,212	2,353,707
Commissions and expense allowances on reinsurance ceded	243,438	96,559	76,949
Amortization of interest maintenance reserve	23,476	22,463	28,652
Reserve adjustments on reinsurance ceded	(1,576,570)	(523,700)	(102,717)
Investment income ceded - funds withheld reinsurance	(967,336)	(187,482)	(225,489)
Other income	337,667	241,779	121,501

Total revenues	5,603,218	8,432,661	5,518,931

BENEFITS AND EXPENSES
Life and annuity policy benefits	3,260,079	2,969,121	2,981,481
Increase in liabilities for future life and annuity policy benefits	704,775	4,300,648	1,394,173
Commissions	434,736	393,037	335,074
General expenses	275,720	252,016	220,706
Insurance taxes, licenses and fees	76,271	49,089	40,255
Transfers to interest maintenance reserve ceded	(513,281)	—	—
Net transfers to (from) separate accounts	256,724	(2,377)	70,516

Total benefits and expenses	4,495,024	7,961,534	5,042,205

Net gain from operations before federal income taxes and net realized capital losses	1,108,194	471,127	476,726
Federal income tax expense	122,814	125,687	70,237

Net gain from operations before net realized capital losses	985,380	345,440	406,489

Net realized capital losses	(28,783)	(192,814)	(35,289)

Net income	$956,597	$152,626	$371,200

The accompanying notes are an integral part of these statutory basis financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	Common Stock	Surplus Notes	Additional Paid-In Capital	Unassigned Surplus	Total Capital and Surplus
Balances at December 31, 2018	$2,549	$837,000	$618,927	$2,112,732	$3,571,208
Net income	—	—	—	371,200	371,200
Change in net unrealized capital gains (losses)	—	—	—	101,239	101,239
Change in net deferred income tax	—	—	—	39,873	39,873
Change in nonadmitted assets	—	—	—	(1,163)	(1,163)
Change in asset valuation reserve	—	—	—	(49,507)	(49,507)
Change in surplus as a result of reinsurance	—	—	—	66,800	66,800
Dividends to stockholder	—	—	—	(222,306)	(222,306)
OPEB SSAP92 adjustment	—	—	—	(2,919)	(2,919)
Correction of errors from prior periods	—	—	—	(21,994)	(21,994)

Balances at December 31, 2019	2,549	837,000	618,927	2,393,955	3,852,431
Net income	—	—	—	152,626	152,626
Change in net unrealized capital gains (losses)	—	—	—	(114,070)	(114,070)
Change in net deferred income tax	—	—	—	116,682	116,682
Change in nonadmitted assets	—	—	—	(84,726)	(84,726)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(221)	(221)
Change in reserve on account of change in valuation basis	—	—	—	12,573	12,573
Change in asset valuation reserve	—	—	—	(10,351)	(10,351)
Surplus (contributed to) withdrawn from
Separate Accounts during period	—	—	—	41,000	41,000
Other changes in surplus in Separate
Accounts statement	—	—	—	(41,000)	(41,000)
Change in surplus notes	—	200,000	—	—	200,000
Additional paid in surplus	—	—	175,000	—	175,000
Change in surplus as a result of reinsurance	—	—	—	113,521	113,521
Dividends to stockholder	—	—	—	(205,109)	(205,109)
OPEB SSAP92 adjustment	—	—	—	(3,297)	(3,297)

Balances at December 31, 2020	2,549	1,037,000	793,927	2,371,583	4,205,059
Net income	—	—	—	956,597	956,597
Change in net unrealized capital gains (losses)	—	—	—	(39,962)	(39,962)
Change in net deferred income tax	—	—	—	54,769	54,769
Change in nonadmitted assets	—	—	—	26,861	26,861
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(25)	(25)
Change in asset valuation reserve	—	—	—	(182,835)	(182,835)
Change in surplus as a result of reinsurance	—	—	—	464,272	464,272
Dividends to stockholder	—	—	—	(299,652)	(299,652)
OPEB SSAP92 adjustment	—	—	—	2,708	2,708
Change in accounting principle	—	—	—	60,650	60,650

Balances at December 31, 2021	$2,549	$1,037,000	$793,927	$3,414,966	$5,248,442

The accompanying notes are an integral part of these statutory basis financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

STATEMENTS OF CASH FLOW – STATUTORY BASIS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	2021	2020	2019
OPERATING ACTIVITIES
Life insurance and annuity premiums and other considerations	$4,088,513	$6,461,161	$3,264,196
Net investment income	3,243,915	2,136,137	2,236,611
Other income	875,971	278,494	207,103
Benefits paid	(4,850,647)	(3,391,507)	(3,082,581)
Net transfers (to) from separate account	(257,988)	1,447	(72,759)
Insurance expenses paid	(1,708,220)	(873,997)	(836,727)
Federal income taxes paid	(172,760)	(91,074)	(26,315)

Net cash provided by operating activities	1,218,784	4,520,661	1,689,528

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	13,845,623	9,537,035	7,027,473
Preferred and common stocks	235,378	117,761	90,107
Mortgage loans	1,115,348	312,026	647,329
Real estate	—	63	9,078
Other invested assets	705,944	261,725	149,623
Miscellaneous proceeds	99,393	14,373	5,475
Cost of investments acquired
Bonds	(18,064,480)	(13,581,973)	(7,934,329)
Preferred and common stocks	(862,211)	(804,395)	(222,779)
Mortgage loans	(358,167)	(239,315)	(662,356)
Real estate	(1,717)	(62,948)	(20,461)
Other invested assets	(1,303,835)	(599,269)	(369,157)
Miscellaneous applications	(110,536)	(136,699)	(22,385)
Net change in policy loans	(12,695)	(9,424)	(20,206)

Net cash used in investing activities	(4,711,955)	(5,191,040)	(1,322,588)

FINANCING ACTIVITIES
Surplus notes	—	200,000	—
Company owned life insurance	—	834	(521,516)
Capital and paid in surplus	175,000	—	—
Net change in collateral liability	55,077	(6,987)	253,511
Net change in repurchase agreements and FHLB advances	329,376	1,066,824	(22,332)
Net withdrawals on deposit-type contract	226,724	(219,853)	(17,199)
Dividends paid to stockholder	(299,652)	(205,109)	(222,306)
Net change in funds held under coinsurance	3,363,753	321,184	(100,073)
Net change in remittances and items not allocated	295,258	352,580	11,107
Other cash provided (used)	(70,664)	114,532	72,931

Net cash provided (used) by financing activity and other sources	4,074,872	1,624,006	(545,877)

RECONCILIATION OF CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS
Net change in cash, cash equivalents and short-term investments	581,701	953,627	(178,937)
Cash, cash equivalents and short-term investments:
Beginning of year	1,448,036	494,409	673,346

End of year	$2,029,737	$1,448,036	$494,409

The accompanying notes are an integral part of these statutory basis financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

STATEMENTS OF CASH FLOW – STATUTORY BASIS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

SUPPLEMENTAL CASH FLOW
Non-cash transactions:
Accrued capital contribution from parent	$—	$175,000	$—
Capitalized Interest	50,111	75,078	64,135

The accompanying notes are an integral part of these statutory basis financial statements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

1.	NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES AND PROCEDURES

Organization

Midland National Life Insurance Company (“Midland National” or the “Company”) is a stock life insurance company domiciled in the state of Iowa. The Company operates predominantly in the individual life and annuity business of the life insurance industry and is licensed to operate in 49 states, the District of Columbia, and several U.S. territories. The Company is a wholly owned subsidiary of Sammons Financial Group, Inc. (“SFG”), which is a wholly owned subsidiary of Sammons Enterprises, Inc. (“SEI”). MNL Reinsurance Company (“MNL Re”), Solberg Reinsurance Company (“Solberg Re”) and Canal Reinsurance Company (“Canal Re”), subsidiaries of Midland National, are captive reinsurance companies domiciled in Iowa. The Company is affiliated through common ownership with North American Company for Life and Health Insurance (“North American”), Sammons Securities, Inc. (“Sammons Securities”), Sammons Institutional Group, Inc. (“SIG”), SFG Tenura, LLC (“Tenura”), Heyday Insurance Agency, LLC (“Heyday”), Beacon Capital Management, Inc. (“Beacon”), SFG Bermuda, LTD (“SFG Bermuda”), and Property Disposition, Inc. (“PDI”).

Basis of presentation

The Company is domiciled in Iowa and prepares its statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division. Prescribed statutory accounting practices (“SAP”) include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (“NAIC”), including the NAIC Annual Statement Instructions, and the NAIC Accounting Practices and Procedures Manual (“NAIC SAP”). The NAIC SAP was promulgated within a set of approved and published Statements of Statutory Accounting Principles (“SSAP”). Permitted practices encompass all accounting practices not so prescribed. The Company’s capital and surplus was adequate for regulatory purposes prior to the effect of the prescribed practices described below and would not have been subject to a risk-based capital triggering event. The Company’s financial statements reflect the following prescribed practices in 2021, 2020 and 2019:

a.

Iowa Bulletin 07-06 – In 2006 the Commissioner of Insurance of the State of Iowa issued Bulletin 07-06 that allows a prescribed practice for Iowa domiciled companies. This prescribed practice instructs insurance companies to use other than market value for assets held in separate accounts where general account guarantees are present on such separate accounts. Based on this prescribed practice the Company adopted Bulletin 07-06 in 2006 and presents the assets on its Bank-Owned Life Insurance (“BOLI”) Separate Account at book value. The impact of applying this prescribed practice had no impact on 2021 statutory net income; however, Capital and Surplus as of December 31, 2021 is decreased by $232,837 as a result of this prescribed practice. The impact of applying this prescribed practice had no impact on 2020 statutory net income; however, Capital and Surplus as of December 31, 2020 is decreased by $312,374 as a result of this prescribed practice. The impact of applying this prescribed practice had no impact on 2019 statutory net income; however, Capital and Surplus as of December 31, 2019 is decreased by $191,482 as a result of this prescribed practice.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

b.

Iowa Administrative Code 191 – Chapter 97, “Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve” (“IAC 191-97”). This prescribed practice allows insurance companies domiciled in Iowa to account for eligible derivative assets at amortized cost, if the insurance company can demonstrate it meets the criteria for an economic hedge. Eligible derivative assets include call or put options that are purchased to hedge the growth in interest credited to an indexed product as a direct result of changes in the related external index or indices, or call or put options that are written to offset all or a portion of a purchased call or put option. Other derivative instruments such as index futures, swaps and swaptions that may be used to hedge the growth in interest credited to the policy as a direct result of changes in the related indices would still be accounted for at fair value since an amortized cost for those instruments does not exist. IAC 191-97 also prescribes that insurance companies determine indexed annuity reserve calculations based on the Guideline 35 Reserve assuming the fair value of the call option(s) associated with the current index term is zero, regardless of the observable market for such option(s). At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. This prescribed accounting practice must be applied to both the indexed reserves and the call/put options used to hedge indexed insurance products. The impact of applying this prescribed practice increased the Company’s statutory net income for the year ended December 31, 2021 by $16,763 and the cumulative effect on Capital and Surplus at December 31, 2021 was a decrease of $235,146. The impact of applying this prescribed practice decreased the Company’s statutory net income for the year ended December 31, 2020 by $35,751 and the cumulative effect on Capital and Surplus at December 31, 2020 was a decrease of $251,909. The impact of applying this prescribed practice decreased the Company’s statutory net income for the year ended December 31, 2019 by $278,340 and the cumulative effect on Capital and Surplus at December 31, 2019 was an decrease of $216,158.

Under either the NAIC basis or the IAC 191-97, the Company elects to establish a voluntary reserve to offset the timing mismatch between the derivative instruments and the hedged liabilities, if that mismatch results in an increase in surplus. Under the IAC 191-97, a timing mismatch occurs related to the emergence of earnings. The impact of equity markets is reflected in investment income from futures during the policyholder’s contract years, but is not reflected in the reserve until the policy anniversary, at which time the index credit is applied to the account value. The voluntary reserve established as of December 31, 2021 is $117,560 which offsets the portion of investment income on futures that has been determined to represent earnings that will be used to fund index credits that have not yet been applied to policy account balances. This eliminates the timing mismatch of the assets and liabilities calculated in accordance with IAC 191-97. Under the NAIC basis, a voluntary reserve of $352,707 would have been established as of December 31, 2021 to eliminate the timing mismatch of the assets and liabilities. The impact of applying this prescribed practice, net of the effect of the difference between the above mentioned voluntary reserve and the voluntary reserve that would have been established without the prescribed practice resulted in no impact to the Company’s statutory net income for the year ended December 31, 2021 and there was no cumulative impact to the Company’s Capital and Surplus at December 31, 2021. The voluntary reserve established as of December 31, 2020 was $126,888 which offsets the portion of investment income on futures that has been determined to represent earnings that will be used to fund index credits that have not yet been applied to policy account balances. This eliminates the timing mismatch of the assets and liabilities calculated in

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

accordance with IAC 191-97. Under the NAIC basis, a voluntary reserve of $378,798 would have been established as of December 31, 2020 to eliminate the timing mismatch of the assets and liabilities. The impact of applying this prescribed practice, net of the effect of the difference between the above mentioned voluntary reserve and the voluntary reserve that would have been established without the prescribed practice resulted in no impact to the Company’s statutory net income for the year ended December 31, 2020 and there was no cumulative impact to the Company’s Capital and Surplus at December 31, 2020. The voluntary reserve established as of December 31, 2019 is $102,324 which offsets the portion of investment income on futures that has been determined to represent earnings that will be used to fund index credits that have not yet been applied to policy account balances. This eliminates the timing mismatch of the assets and liabilities calculated in accordance with IAC 191-97. Under the NAIC basis, a voluntary reserve of $318,482 would have been established as of December 31, 2019 to eliminate the timing mismatch of the assets and liabilities. The impact of applying this prescribed practice, net of the effect of the difference between the above mentioned voluntary reserve and the voluntary reserve that would have been established without the prescribed practice resulted in a decrease to the Company’s statutory net income of $62,182 for the year ended December 31, 2019 and there was no cumulative impact to the Company’s Capital and Surplus at December 31, 2019.

c.

Iowa Administrative Code 191 – Chapter 43, “Annuity Mortality Tables For Use in Determining Reserve Liabilities For Annuities” (“IAC 191-43”) allows a prescribed practice for Iowa domiciled companies. This prescribed practice allows insurance companies domiciled in Iowa to use the Annuity 2000 Mortality Table for determining the minimum standard of valuation for annuities issued during 2015. SSAP 51 requires the 2012 Individual Annuity Reserving (“IAR”) Mortality Table for determining the minimum standard of valuation for annuities issued on or after January 1, 2015. The impact of applying this prescribed practice decreased the Company’s statutory net income for the year ended December 31, 2021 by $38,342 and the cumulative effect on Capital and Surplus at December 31, 2021 was an increase of $18,929. The impact of applying this prescribed practice increased the Company’s statutory net income for the year ended December 31, 2020 by $3,295 and the cumulative effect on Capital and Surplus at December 31, 2020 was an increase of $57,271. The impact of applying this prescribed practice increased the Company’s statutory net income for the year ended December 31, 2019 by $1,641 and the cumulative effect on Capital and Surplus at December 31, 2019 was an increase of $53,976.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The following table compares the Company’s statutory income and capital and surplus according to the NAIC practices to those prescribed by the State of Iowa:

	For the years ended December 31,
	2021	2020	2019
Net Income:
(1) Midland National state basis	$956,597	$152,626	$371,200
(2) State prescribed practice that increase(decrease) NAIC SAP:
(a) Economic hedge of call option derivative assets (IAC 191-97)	16,763	(35,751)	(278,340)
(b) Deferral of 2012 annuity mortality table (IAC 191-43)	(38,342)	3,295	1,641

(3) NAIC SAP (1-2=3)	$978,176	$185,082	$647,899

Surplus:
(4) Midland National state basis	$5,248,442	$4,205,059	$3,852,431
(5) State prescribed practices that increase(decrease) NAIC SAP:
(a) Book value of BOLI separate account assets (Bulletin 07-06)	(232,837)	(312,374)	(191,482)
(b) Economic hedge of call option derivative assets (IAC 191-97)	(235,146)	(251,909)	(216,158)
(c) Deferral of 2012 annuity mortality table (IAC 191-43)	18,929	57,271	53,976

(6) NAIC SAP (4-5=6)	$5,697,496	$4,712,071	$4,206,095

The Company has coinsurance agreements with MNL Re, Solberg Re and Canal Re, which are affiliated limited purpose subsidiary life insurance companies. The Company recognizes reserve credits under these agreements. The reserve credits at MNL Re, Solberg Re and Canal Re, are supported by contingent note guarantees (“LLC Notes”). The LLC Notes held by MNL Re, Solberg Re and Canal Re, function in a manner similar to a standby letter of credit and which the Company is a beneficiary, are admitted assets under Iowa prescribed practice and the surplus generated by the prescribed practice has been retained in the carrying value of MNL Re, Solberg Re and Canal Re. Under NAIC Accounting principles, the LLC Notes would be non-admitted assets.

The impact of the Company’s limited purpose subsidiary life insurance companies applying this prescribed practice has no impact the Company’s statutory net income but the cumulative effect on the Company’s Capital and Surplus was an increase of $2,306,047, $1,969,923, and $1,899,476 as of December 31, 2021, 2020, and 2019, respectively.

If the Company’s subsidiaries had not utilized this prescribed practice, the result would not have triggered a regulatory event at the Company.

The Company’s investment in MNL Re, Solberg Re and Canal Re at December 31, 2021 was $92,474, $69,189 and $108,203, respectively. If the Company’s subsidiaries had not used this prescribed practice, the Company’s investment in MNL Re, Solberg Re and Canal Re at December 31, 2021, respectively, would have been negative $1,245,746, negative $515,717 and negative $274,718.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The Company reports investment income ceded on funds withheld coinsurance as part of revenue in the Statements of Operations. Under SAP, investment income ceded on funds withheld coinsurance should be reported as an expense. The difference in presentation does not impact the Company’s statutory net income nor the Company’s Capital and Surplus. The Iowa Insurance Division does not object to the Company’s presentation of investment income ceded on funds withheld coinsurance.

SAP differs in some respects from accounting principles generally accepted in the United States (“GAAP”). The more significant of these differences are as follows:

•	Acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies;

•

Policy reserves on traditional life products are based on statutory mortality and interest rates which may differ from reserves based on expected mortality, interest and withdrawals which include a provision for possible unfavorable deviation from such assumptions. In addition, SAP requires additional reserves according to actuarial guidelines that are not required for GAAP;

•

Policy reserves on universal life and investment products are based on discounting methodologies utilizing statutory interest rates rather than interest rates used to calculate full account values. In addition, SAP requires additional reserves according to actuarial guidelines that are not required by GAAP;

•

Changes in deferred tax assets (“DTAs”) are recorded directly to surplus as opposed to being an item of income tax benefit or expenses for GAAP. Admittance testing may result in a charge to surplus for non-admitted portions of DTAs;

•

An Interest Maintenance Reserve (“IMR”) liability, prescribed by the NAIC, reflects the net accumulated unamortized realized capital gains and losses, net of tax, attributable to changes in market interest rates. Such gains and losses are deferred into the reserve when incurred, rather than recognized as gains or losses in the statement of operations, then amortized back into operations over the expected remaining period to maturity of the investment that was sold. When cumulative capital losses exceed capital gains, a negative IMR liability occurs which is not admitted and is charged directly to unassigned surplus. There were no disallowed IMR liabilities recorded at 2021 and 2020;

•

An Asset Valuation Reserve (“AVR”) liability has been recorded in accordance with the formula prescribed by the NAIC which represents a provision for future impairments of bonds, equity securities, mortgage loans, real estate and other invested assets including temporary declines in the estimated realizable value of such investments. Changes in the AVR reserve are charged directly to unassigned surplus;

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

•

Under SAP, certain assets designated as “non-admitted assets” are excluded from the statements of admitted assets, liabilities and capital and surplus and are charged directly to statutory unassigned surplus as follows:

	2021	2020	Changes in 2021
Policy loans	$1,567	$1,289	$278
Other invested assets	372	891	(519)
Agents’ balances	14,189	13,939	250
Amounts recoverable from reinsurers	6,623	7,392	(769)
Net deferred tax asset	134,105	152,426	(18,321)
Electronic data processing equipment	24,087	32,143	(8,056)
Furniture and Equipment	422	571	(149)
Other assets	31,741	31,316	425

Total nonadmitted assets	$213,106	$239,967	$(26,861)

Under GAAP, such assets would be recorded at their net realizable or book value;

•

For universal life and investment products, revenues consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; benefits consist of amounts incurred rather than the excess of the benefits incurred over the policy account value released;

•

Available-for-sale and trading bonds rated by the NAIC as five or higher are reported at amortized cost rather than fair value. Available-for-sale and trading bonds rated by the NAIC as six are reported at the lower of cost or fair value with changes in fair value reported as a change in surplus. Under GAAP reporting, available-for-sale and trading bonds are reported at fair value with changes in fair value presented as a component of other comprehensive income for available-for-sale securities and as a component of net income for trading securities;

•

Redeemable preferred stocks rated three or higher are reported at amortized cost. Redeemable preferred stocks rated by the NAIC as four or lower are reported at the lower of amortized cost or fair value with changes in fair value reported as a change in surplus. Under GAAP, redeemable preferred stocks are reported at fair value with changes in fair value presented as a component of other comprehensive income. Perpetual preferred stocks are carried at fair value not to exceed the current effective call price, regardless of NAIC designations. Unrealized gains and losses are recognized in surplus. Under GAAP, perpetual preferred stocks are reported at fair value with change in fair value presented as a component of earnings;

•

Common stocks, other than common stocks of affiliates, are reported at fair value with changes in fair value reported as a change in surplus. Under GAAP, common stocks, other than common stocks of affiliates, are reported at fair value with changes in fair value presented as a component of net income;

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

•	Common stock of subsidiaries is recorded based on the underlying audited statutory equity of the respective entity’s financial statements. GAAP requires consolidation of subsidiaries;

•	The assets and liabilities for reinsurance transactions are generally recorded on a net basis versus a gross basis for GAAP;

•

In accordance with IAC 191-97, option derivative instruments that hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices are carried on the statutory statements of admitted assets, liabilities and capital and surplus at amortized cost and any amortization or proceeds from terminated or expired options is reported in income. Other derivative instruments, such as index futures that are used to hedge the growth in interest credited to the hedged policy as a direct result of changes in the related indices, are carried at fair value since an amortized cost for these instruments does not exist and the change in fair values is reported as income. Other derivative instruments not qualifying for hedge accounting are carried at fair value with changes in the fair value being recorded directly to unassigned surplus. Derivative instruments not qualifying for hedge accounting are carried on the GAAP balance sheet at fair value, with changes in fair value recognized through income. Under GAAP, indexed life and annuity liabilities and funds withheld coinsurance treaties include embedded derivatives and the change in fair value of the embedded derivative is recognized through income;

•

Under SAP, the statements of cash flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. Under GAAP, the statements of cash flow reconcile to changes in cash;

•

Recognition of the changes in equity from limited partnership investments is recorded directly to surplus under SAP reporting purposes; whereas for GAAP reporting, the equity method reports the change in the equity value through earnings as a component of net investment income;

•

The Company, in accordance with GAAP, performs an analysis related to variable interest entities (“VIE”) on all entities with which it has a financial interest to determine if financial results require consolidation as a primary beneficiary of the VIE. SAP reporting requirements do not require such an analysis;

•	Surplus notes issued by the Company are included in capital and surplus under SAP whereas GAAP reporting includes surplus notes in debt.

•

Under SAP, when total consideration received on securities called before their maturity is greater than the par value of that security, the excess of consideration received over par value is reported as net investment income, while the excess of par value over book value is report as realized capital gains. Under GAAP reporting there is no such requirement to bifurcate total consideration between net investment income and realized capital gains/(losses). As such, the Company recognizes the excess of total consideration received over book value as part of realized capital gains/(losses) for GAAP reporting purposes.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Other significant accounting policies are as follows:

Use of estimates

The preparation of the financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities and disclosure of contingent assets and liabilities at the dates of the statements of admitted assets, liabilities and capital and surplus, and reported amounts of revenues and benefits and expenses during the reporting periods. Actual results could differ significantly from those estimates.

The most significant areas that require the use of management’s estimates relate to the determination of the fair values of financial assets and liabilities, derivatives and derivative instruments, impairments of securities, income taxes, and liabilities for future policy benefits.

Fair value of financial assets, financial liabilities and financial instruments

Fair value estimates are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non-investment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented in Note 2 may not represent the underlying value to the Company.

The Company uses the following methods and assumptions in estimating the fair value of its financial instruments:

Investment securities

Fair value for bonds and preferred stocks is obtained primarily from independent pricing sources, broker quotes and fair value/cash flow models. Fair value is based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair value is estimated using values obtained from independent pricing services or broker quotes. When values are not available from pricing services or broker quotes, such as private placements including corporate securities, asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities, fair value may be estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair value of unaffiliated common stocks is based on quoted market prices, where available, and for those common stocks not actively traded, fair values are obtained from independent pricing services or internal fair value/cash flow models.

Mortgage loans

Fair value for mortgage loans is estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the mortgage portfolio. Each modeled

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

mortgage is assigned a spread corresponding to its risk profile. These spreads are adjusted for current market conditions. The discount rates used include internally generated illiquidity and default factors.

Cash, cash equivalents and short-term investments

Cash consists of deposits held by various commercial and custodial banks. Cash equivalents consists of short-term highly liquid investments, which are readily convertible to cash. Short-term investments primarily consist of fixed income securities acquired with less than one year to maturity. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of material loss. Fair value approximates amortized cost due to the nature and short-term duration of cash, cash equivalents and short-term investments.

Derivative instruments

Fair value for options is based on internal financial models or counterparty quoted prices. Variation margin accounts, consisting of cash balances applicable to open futures contracts, held by counterparties are reported at the cash balances, which is equal to fair value. Fair value for interest rate swaps, interest rate floors and foreign currency forwards is based on exchange prices, broker quoted prices or fair values provided by the counterparties.

Other invested assets

Other invested assets consist of limited partnerships, limited liability companies, residual equity interests, collateral loans, surplus notes and reverse mortgages. The carrying amounts for other invested assets other than collateral loans, surplus notes, residual equity interests and reverse mortgages, which are carried at amortized cost, represent the Company’s share of each entity’s underlying equity reported to the Company. There is a limited market for these other invested assets and the fair value is determined based on inputs received from the entities. Fair value of residual equity interests, surplus notes and collateral loans are obtained using the same techniques as investment securities. Fair value for reverse mortgages are obtained using the same techniques as mortgage loans.

Company owned life insurance

The Company is the owner and beneficiary of life insurance policies reported at their cash surrender values pursuant to SSAP No. 21R in the statements of admitted assets, liabilities and capital and surplus. The underlying investment characteristics of the investment vehicle are categorized as follows at December 31:

	2021	2020
Bonds	$349,423	$446,516
Mutual funds	39,758	32,566
Cash and short-term investments	192,252	236,418
Other invested assets	719,048	409,304

Total company owned life insurance	$1,300,481	$1,124,804

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Investment-type insurance contracts

Fair value for the Company’s liabilities under investment-type insurance contracts is estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued. The reported value of the Company’s investment-type insurance contracts includes the fair value of indexed life and annuity embedded derivatives which are calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect credit risk and additional risk margins.

Repurchase agreements, FHLB advances and collateral on derivative instruments

The fair value of the Company’s repurchase agreements is tied to the fair value of the underlying collateral securities. The fair value of FHLB advances is estimated using a discounted cash flow calculation with the current interest rate and maturity of the contract. The fair value of collateral on derivative instruments approximates the carrying value due to the short-term nature of the investment. These investments primarily consist of cash and fixed income securities.

Investments and Investment Income

Bonds

Bonds not backed by other loans, loan-backed bonds, collateralized mortgage obligations (“CMOs”) and other structured securities are carried at amortized cost using the interest method, except for those bonds with an NAIC designation of six or those securities which have an other-than-temporary impairment, which are reported at the lower of amortized cost or fair value.

For CMOs and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When actual prepayments differ from anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date and anticipated future payments for loan backed securities under SSAP 43R. When actual prepayments differ from anticipated prepayments for highly rated CMO’s and mortgage-backed securities, the effective yield is recalculated retrospectively to reflect actual payments to date and anticipated future payments under SSAP 26R. This adjustment is included in net investment income. Included in this category are approximately $60,118 and $95,792 of mortgage-backed securities that are all or partially collateralized by sub-prime mortgages at December 31, 2021 and 2020, respectively. A sub-prime mortgage is defined as a mortgage with one or more of the following attributes: weak credit score, high debt-to-income ratio, high loan-to-value ratio or undocumented income. At December 31, 2021 and 2020, 98% of the Company’s securities with sub-prime exposure are rated as investment grade.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Stocks

Perpetual preferred stocks are carried at fair value, not to exceed the current stated call price. Redeemable preferred stocks are stated at cost except for those with an NAIC designation of four or lower which are stated at the lower of cost or fair value. Dividend income is recognized when dividends are declared.

Investments in common stocks are stated at fair value, which is based on NAIC Securities Valuation Office (“SVO”) prices. For common stocks without SVO prices, fair value is estimated using independent pricing services or internally developed pricing models.

Investment in common stocks of the affiliated insurance subsidiaries are valued at audited statutory capital and surplus. The audited statutory capital and surplus of MNL Re, Solberg Re and Canal Re reflects the utilization of prescribed practices allowed by the State of Iowa for reinsurance transactions entered into by MNL Re, Solberg Re and Canal Re with the Company and North American. Refer to Note 8 for further discussion of the reinsurance transactions and prescribed practices for MNL Re, Solberg Re and Canal Re. Undistributed earnings or losses of the subsidiary and unrealized appreciation or depreciation on common stocks are reflected as unrealized capital gains and losses directly in unassigned surplus.

Mortgage loans

Mortgage loans consist principally of commercial mortgage loans and are carried at the adjusted unpaid balances. The Company’s lending policies allow for primarily first-lien mortgages that generally do not exceed 77% of the fair market value of the property allowing for sufficient excess collateral to absorb losses should the Company be required to foreclose and take possession of the collateral. The mortgage portfolio invests primarily in larger metropolitan areas across the U.S. and is diversified by type of property. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. Interest income on non-performing loans is generally recognized on a cash basis.

Policy loans

Policy loans are carried at the unpaid principal balance to the extent it does not exceed the cash surrender value. Amounts in excess of cash surrender value are non-admitted.

Cash, cash equivalents and short-term investments

Cash and cash equivalents are stated at cost and short-term investments acquired with less than one year to maturity are stated at amortized cost.

Other invested assets

Other invested assets are comprised of limited partnerships, limited liability companies, residual equity interests, collateral loans, surplus notes and reverse mortgages. Limited partnerships and limited liability companies are valued in accordance with SSAP No. 48, Joint Ventures, Partnerships, and Limited Liability Companies and SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, a Replacement of SSAP No. 88 that allow the Company to carry these interests based on the underlying tax

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

or GAAP audited equity of the investee. Residual equity interest, surplus notes and collateral loans are carried at amortized cost under SSAP No. 43R, SSAP No. 41R and SSAP No. 21R, respectively. The reverse mortgages are first liens on the related residential properties located primarily in California and Florida. These reverse mortgages are valued in accordance with SSAP No. 39, Reverse Mortgages that allow the Company to carry these securities at remaining principal balances. Income on reverse mortgages is recognized using effective yield based on the contractual interest rate and anticipated repayment of the mortgage.

Other-than-temporary impairment losses

The Company reviews its investments to determine if declines in fair value are other-than-temporary. If the fair value of a fixed income security is less than its amortized cost basis or an equity security is less than its original cost basis at the balance sheet date, the Company must assess whether the impairment is other-than-temporary.

The Company evaluates factors in its assessment of whether a decline in value is other-than-temporary. Some of the factors evaluated include the issuer’s ability to pay the amounts due according to the contractual terms of the investment, the length of time and magnitude by which the fair value is less than amortized cost, adverse conditions specifically related to the security, changes to the rating of the security by a rating agency, changes in the quality of underlying credit enhancements and changes in the fair value of the security subsequent to the balance sheet date.

When an other-than-temporary impairment (“OTTI”) has occurred, the amount of the impairment charged against earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis, the entire impairment is recognized as a charge against earnings. If the Company does not intend to sell the security and it is not more likely than not it will be required to sell the security before recovery of its amortized cost basis, the impairment is bifurcated into an interest related loss and a non-interest related loss for loan-backed and structured securities. The non-interest related loss is measured as the difference between the present value of cash flows expected to be collected from the loan-backed security and the loan-backed security’s amortized cost. The amount of the non-interest related loss is recognized as a charge against earnings. The difference between the fair value of the impaired loan-backed security and the present value of cash flows expected to be collected is the interest related impairment. For stocks, non loan-backed and other than structured securities the impairment is not bifurcated and is charged against earnings.

The Company uses a single best estimate of cash flows approach and uses the effective yield prior to the date of impairment to calculate the present value of cash flows. The Company’s assumptions for residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities and collateralized debt obligations include collateral pledged, scheduled interest payments, default levels, delinquency rates and the level of nonperforming assets for the remainder of the investments’ expected term. The Company’s assumptions for corporate and other fixed maturity securities include scheduled interest payments and an estimated recovery value, generally based on a percentage return of the current market value.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

After an other-than-temporary write-down, the new cost basis is the prior amortized cost less the non-interest related loss. The adjusted cost basis is generally not adjusted for subsequent recoveries in fair value. However, if the Company can reasonably estimate future cash flows after a write-down and the expected cash flows indicate some or all of the non-interest related loss will be recovered, the discount or reduced premium recorded is amortized over the remaining life of the security. Amortization in this instance is computed using the prospective method and is determined based on the current estimate of the amount and timing of future cash flows.

For common and preferred stocks, OTTI has occurred when the Company determines that it does not have the ability or intent to hold the security until a recovery of the original cost or the Company determines that the security will not recover to original cost within a reasonable amount of time. The Company determines what constitutes a reasonable amount of time on a security by security basis by considering all available evidence including the length of time and magnitude by which the fair value of the security is less than original cost.

Investment income

Investment income is recorded when earned and includes interest and dividends received and accrued, amortization of purchased premium and accretion of discounts on securities, certain proceeds from derivatives and equity earnings from limited partnerships. Investment expenses are reported as a reduction in investment income.

Net realized investment gains (losses)

Realized capital gains and losses are determined on the basis of specific identification of the investments and are reported net of related federal income taxes and IMR.

Net unrealized investment gains (losses)

Unrealized capital gains and losses on bonds, preferred stocks, common stocks, derivatives that do not qualify for hedge accounting and other invested assets are reported as a component of surplus net of related income taxes.

See Note 3 for further discussion of the Company’s investments and investment income.

Derivatives and derivative instruments

Derivative instruments consist of options, futures, interest rate floors, interest rate swaps, and foreign currency forwards. Futures are reported at the cash balances held in counterparty variation margin accounts, which equals fair value. Options, interest rate floors, interest rate swaps and foreign currency forwards are reported at fair value, with the exception of call and put options which are carried in accordance with IAC191-97 as discussed in the prescribed practice footnote.

The Company primarily uses derivative instruments to manage its fixed indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters into interest rate swaps, interest rate floors, futures contracts and equity indexed call and put options. To qualify for hedge accounting, the Company is required to formally document the hedging

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis. The Company has no derivatives that are accounted for under hedge accounting. The Company also uses foreign currency forwards to protect itself against currency fluctuations on financial instruments denominated in foreign currencies.

The agreements between the Company and its derivatives counterparties require the posting of collateral when the fair value of the derivative instruments exceeds the cost of the instruments. Collateral posted by counterparties is reported in the statements of admitted assets, liabilities, and capital and surplus as a component of cash, cash equivalents, and short-term investments with a corresponding liability reported as a component of repurchase agreements, FHLB advances and collateral on derivative instruments. Collateral posted by the Company is reported in the statements of admitted assets, liabilities, and capital and surplus as a component of other invested assets.

See Note 4 for further discussion of the Company’s derivatives and derivative instruments.

Accrued investment income

Accrued investment income consists of amounts due on invested assets. It excludes amounts the Company does not expect to receive or is 90 days past due.

Future policy benefits and policy and contract claims

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that are intended to provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Iowa Insurance Division.

The liability for future policy benefits provides amounts adequate to discharge estimated future obligations on policies in force. Reserves for life policies issued through 2019 are computed principally by the Net Level Reserve Method and the Commissioners’ Reserve Valuation Method using interest rates ranging from 2.5% to 6.0% and mortality assumptions (primarily Commissioners’ Standard Ordinary mortality tables 1941, 1958, 1980, 2001, 2017) as prescribed by regulatory authorities. Starting in 2020, reserves for life policy issues are calculated as the greatest of the stochastic, deterministic and net premium reserve as defined in VM-20. The stochastic and deterministic reserves are principles based reserves using prudent estimate assumptions for interest, mortality and other assumptions. The net premium reserve is calculated using rates of interest from 3.00% to 4.50% and 2017 Commissioners Standard Ordinary mortality.

The NAIC adopted revisions to Actuarial Guideline XXXVIII (“AG38”), effective December 31, 2012. AG38 8D applies to policies issued July 1, 2005 to December 31, 2012 containing secondary guarantees with multiple sets of charges. AG38 8D requires that for this business a company needs to calculate the reserve as it had as of December 31, 2011 (“2011 method”), as well as calculate the deterministic reserve as prescribed under the Valuation Manual (“VM method”) adopted by the NAIC on August 17, 2012,

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

with prescribed changes to have projected asset yields and discount rates, and hold the greater of the two. The Company has calculated its gross and net of reinsurance reserves under both methods described above and holds the greater of the two reserves calculated on both a gross and net basis. The impact of performing the VM method calculations resulted in a gross reserve of $713,111 and a net reserve of $313,352 over what would have been calculated if only using the 2011 method as of December 31, 2021. The impact of performing the VM method calculations resulted in a gross reserve of $575,587 and a net reserve of $331,650 over what would have been calculated if only using the 2011 method as of December 31, 2020.

Reserves for deferred annuities are computed on the basis of interest rates ranging from 2.50% to 8.75% and the reserves for immediate annuities range from 1.00% to 11.25%.

The liability for policy and contract claims includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

Reinsurance

For annuity coinsurance and life insurance mortality reinsurance arrangements, reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally reinsures with companies rated “A” or better by A.M. Best. The Company monitors these ratings on an on-going basis as a reinsurer may be downgraded after an agreement has been entered.

Premiums and related costs

Premiums are recognized as revenue over the premium-paying period. Annuity considerations are recognized as revenue when received. Commissions and other costs applicable to the acquisition of policies are charged to operations as incurred.

Repurchase agreements

As part of its investment strategy, the Company enters into repurchase agreements to increase the Company’s investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the fair value of the underlying collateral securities. Repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. These agreements are a bilateral trade agreement.

A majority of the Company’s repurchase agreement arrangements are for contractual terms of greater than one year. As a result, the par value and fair value of the securities sold under agreement to repurchase can change during the term of the repurchase agreement due to amortization, pay downs and changes in fair values. In situations where the underlying collateral subject to repurchase has a fair value greater or less

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

than the contractual requirements under the repurchase agreement, the Company or counterparties are required to post additional collateral. Generally, the amount advanced by the counterparty cannot be less than 95% of the fair value of the underlying collateral sold under the agreement to repurchase.

Income taxes

Under SSAP No. 101, income taxes incurred are charged or credited to net income based upon amounts estimated to be payable or recoverable for the current year. The Company recognizes deferred income tax assets and liabilities for the expected future tax effects attributable to temporary differences between financial statement and tax return bases of assets and liabilities, based on enacted rates and other provisions of the tax laws. All changes in deferred tax assets and liabilities are reported directly in surplus, including the effect of a change in tax laws or rates in the period in which such change is enacted. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that all or some portion of the deferred tax assets will not be realized. Adjusted deferred income tax assets, after valuation allowance, are further subjected to an admissibility test. Admitted adjusted deferred tax assets are limited to (1) the amount of federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, which currently allow only capital loss carrybacks, plus (2) the lesser of the remaining gross deferred income taxes expected to be realized within three years of the balance sheet date or 15% of adjusted capital and surplus, plus (3) the amount of remaining gross deferred income tax assets that can be offset against existing deferred income tax liabilities. The remaining deferred income tax assets in excess of the above are non-admitted.The Company files a consolidated federal income tax return with its subsidiaries, MNL Re, Solberg Re and Canal Re.

If applicable, the Company’s liability for income taxes would include a liability for uncertain tax positions, interest and penalties which relate to tax years still subject to review by the IRS or other taxing jurisdictions.

See Note 13 for the Company’s SSAP No. 101 calculation.

Variable life and annuity products

A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports these separate account assets at fair value; the underlying investment risks are assumed by the policyholders. The fair value of the variable separate accounts assets are based on market quoted net asset values of the underlying mutual funds. The Company records the related liabilities at amounts equal to the fair value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the statements of admitted assets, liabilities and capital and surplus. The Company records the fees earned for administrative and contract holder services performed for the separate accounts in other income of the statements of operations.

Bank owned life insurance products

Another portion of the separate accounts held by the Company relates to individual bank owned life insurance policies that are non-indexed with fixed guarantees. These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The assets in this separate account are carried at book value in accordance with the prescribed practice promulgated by the State of

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Iowa. The Company assumes the underlying risk for the performance of the assets in this separate account. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the statements of admitted assets, liabilities and capital and surplus.

Accounting changes

Beginning January 1, 2021, perpetual preferred stocks are now carried at fair value, not to exceed the current stated call price, in accordance with SSAP No. 32R. The impact of adopting this accounting change increased preferred stocks by $76,772 and increased surplus by $60,650 net of tax impact at January 1, 2021 which has been reflected in the statements of changes in capital and surplus. This accounting change did not require retroactive application to prior periods.

Revision to 2020 statutory financial statements

During 2021, the Company discovered an error in the classification of certain investments in its 2020 statutory financial statements. In 2020, certain preferred stocks were incorrectly classified as bonds, resulting in an overstatement of $637,761 in bonds and a corresponding understatement of preferred stocks on the statements of admitted assets, liabilities and capital and surplus. These preferred stocks were also reported as bonds instead of preferred stocks in the supplemental schedules in 2020. The Company has decided to voluntarily revise its 2020 statutory financial statements to correct this error. In addition, the 2020 statement of cash flow has also been updated. Cost of preferred and common stocks acquired has been increased by $34,141 and the cost of bonds acquired has been reduced by the same amount. Proceeds from preferred and common stocks has been increased by $484 and proceeds from bonds has been decreased by the same amount.

Reconciliation to the statutory annual statement

The Company’s statement of admitted assets, liabilities and capital and surplus as well as its statement of cash flow included in its statutory financial statements does not agree to the amounts reported in the Company’s 2021 statutory annual statement. The Company made a reclassification between cash, receivable for securities and payable for securities that was related to an issue with cash between reported on a trade date basis instead of a settlement date basis in one of its hedging programs. This also had an impact on the statement of cash flow.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The following reconciles the aforementioned items between the 2021 statutory financial statements and the 2021 statutory annual statement:

	As Filed in		As Presented
	Annual		in Statutory
	Statement	Adjustments	Financials
STATEMENT OF ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

ADMITTED ASSETS

Cash, cash equivalents and short-term investments	$2,053,850	$(24,113)	$2,029,737

Receivable for securities	4,864	49,219	54,083

Total admitted assets	$74,313,640	$25,106	$74,338,746

LIABILITIES AND CAPITAL AND SURPLUS

Payable for securities	$184,504	$25,106	$209,610

Total liabilities	69,065,198	25,106	69,090,304

Total liabilities and capital and surplus	$74,313,640	$25,106	$74,338,746

STATEMENT OF CASH FLOW

INVESTING ACTIVITIES

Proceeds from investments sold, matured or repaid

Miscellaneous proceeds	$74,287	$25,106	$99,393

Cost of investments acquired

Miscellaneous applications	(61,317)	(49,219)	(110,536)

Net cash used in investing activities	(4,687,842)	(24,113)	(4,711,955)

RECONCILIATION OF CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS
Net change in cash, cash equivalents and short-term investments	605,814	(24,113)	581,701

Cash, cash equivalents and short-term investments

End of year	$2,053,850	$(24,113)	$2,029,737

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

2.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2021
Type of Financial Instrument	Estimated Fair Value	Carrying Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)

Financial assets:
Bonds	$56,068,894	$52,703,583	$—	$50,307,608	$5,761,286	$—
Preferred stocks	1,941,730	1,920,572	—	1,941,667	63	—
Common stocks	601,668	601,668	462,642	132,912	6,114	—
Mortgage loans	3,698,314	3,663,334	—	3,698,314	—	—
Policy loans	416,799	416,799	—	416,799	—	—
Cash, cash equivalents and short-term investments	2,029,804	2,029,737	1,218,011	811,793	—	—
Derivative instruments	1,539,198	519,979	63,187	1,476,011	—	—
Other invested assets	1,619,702	1,455,268	—	965,207	654,495	22,606
Separate accounts	6,825,498	6,530,759	3,383,808	3,255,359	186,331	—

Financial liabilities:
Liabilities for deposit-type contracts	$592,365	$585,759	$—	$—	$592,365	$—
Repurchase agreements, FHLB advances and collateral on derivative instruments	7,929,391	7,932,459	350,759	7,578,632	—	—
Derivative instruments	693,801	158,438	—	693,801	—	—

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	December 31, 2020
Type of Financial Instrument	Estimated Fair Value	Carrying Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)

Financial assets:
Bonds	$53,090,631	$47,814,526	$—	$47,749,681	$5,340,950	$—
Preferred stocks	1,504,704	1,409,297	—	1,504,239	465	—
Common stocks	433,602	433,602	287,409	135,273	10,920	—
Mortgage loans	4,540,386	4,403,274	—	4,540,386	—	—
Policy loans	404,383	404,383	—	404,383	—	—
Cash, cash equivalents and short-term investments	1,448,042	1,448,036	923,238	524,804	—	—
Derivative instruments	1,603,398	459,488	40,466	1,562,932	—	—
Other invested assets	1,420,580	1,266,969	—	906,090	514,490	28,079
Separate accounts	6,174,350	5,779,605	2,839,353	3,127,820	207,177	—

Financial liabilities:
Liabilities for deposit-type contracts	$353,341	$344,604	$—	$—	$353,341	$—
Repurchase agreements, FHLB advances and collateral on derivative instruments	7,614,421	7,548,006	295,682	7,318,739	—	—
Derivative instruments	849,035	176,402	—	849,035	—	—

Included in various investment related line items in the statements of admitted assets, liabilities and capital and surplus are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value measurements

Fair value is based on an exit price, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value guidance also establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The Company determines the fair value of its investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments, market activity may be minimal or nonexistent and management’s determination of fair value is then based on the best information available in the circumstances and may incorporate management’s own assumptions, which involves a significant degree of judgment.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Investments for which market prices are not observable are generally private investments, securities valued using non-binding broker quotes, or securities with very little trading activity. Fair values of private investments are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class when such amounts are available. If these are not available, a discounted cash flow analysis using interest spreads adjusted for the maturity/average life differences may be used. Spread adjustments are intended to reflect an illiquidity premium and take into account a variety of factors including but not limited to senior unsecured versus secured, par amount outstanding, number of holders, maturity, average life, composition of lending group, debt rating, credit default spreads, default rates and credit spreads applicable to the security sector. These valuation methodologies involve a significant degree of judgment.

Financial instruments measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 – Quoted prices are available in active markets that the Company has the ability to access for identical financial instruments as of the reporting date. The types of financial instruments included in Level 1 are listed equities, mutual funds, money market funds, non-interest bearing cash, exchange traded futures and separate account assets. As required by the fair value measurements guidance, the Company does not adjust the quoted price for these financial instruments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

Level 2 – Fair values are based on quoted prices for similar assets or liabilities in active and inactive markets. Inactive markets involve few transactions for similar assets or liabilities and the prices are not current or price quotations vary substantially over time or among market makers, which would include some broker quotes. Level 2 inputs also include corroborated market data such as interest rate spreads, yield curves, volatilities, prepayment speeds, credit risks and default rates. Financial instruments that are generally included in this category include corporate bonds, asset-backed securities, CMOs, short-term investments, less liquid and restricted equity securities and over-the-counter derivatives.

Level 3 – Pricing inputs are unobservable for the financial instrument and include situations where there is little, if any, market activity for the financial instrument. These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial instruments. Financial instruments that are included in this category generally include private corporate securities and collateralized debt obligations.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which the Company obtains the information.

The Company relies on third party pricing services and independent broker quotes to value bonds and equity securities. The third party pricing services use discounted cash flow models or the market approach to value the securities when the securities are not traded on an exchange. The following

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

characteristics are considered in the valuation process: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark and comparable securities, estimated cash flows and prepayment speeds.

The Company performs both quantitative and qualitative analysis of the prices. The review includes initial and ongoing review of the third party pricing methodologies, back testing of recent trades, and review of pricing trends and statistics.

The following tables summarize the valuation of the Company’s financial instruments carried at fair value as presented in the statements of admitted assets, liabilities and capital and surplus, by the fair value hierarchy levels defined in the fair value measurements guidance. Methods and assumptions used to determine the fair values are described in Note 1.

	December 31, 2021
	Level 1	Level 2	Level 3	Net Asset Value	Total
Financial assets (carried at fair value):
Bonds - industrial & miscellaneous	$—	$18,943	$—	$—	$18,943
Preferred stocks	—	1,291,747	—	—	1,291,747
Common stocks - other	462,642	132,912	6,114	—	601,668
Derivative instruments - interest rate floors and swaps	—	4,988	—	—	4,988
Derivative instruments - foreign exchange forwards	—	518	—	—	518
Derivative instruments - futures	63,187	—	—	—	63,187
Separate account assets (a)	3,318,004	—	—	—	3,318,004
Financial liabilities (carried at fair value):
Derivative instruments - foreign exchange forwards	$—	$2,239	$—	$—	$2,239

	December 31, 2020
	Level 1	Level 2	Level 3	Net Asset Value	Total
Financial assets (carried at fair value):
Bonds - industrial & miscellaneous	$—	$10,609	$7,430	$—	$18,039
Common stocks - other	287,409	135,273	10,920	—	433,602
Derivative instruments - interest rate floors and swaps	—	7,670	—	—	7,670
Derivative instruments - foreign exchange forwards	—	2	—	—	2
Derivative instruments - futures	40,466	—	—	—	40,466
Separate account assets (a)	2,765,174	—	—	—	2,765,174
Financial liabilities (carried at fair value):
Derivative instruments - foreign exchange forwards	$—	$1,754	$—	$—	$1,754

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

(a)

Fair values and changes in fair values of separate account assets generally accrue directly to policyholders and are not included in the Company’s revenues, benefits, expenses or surplus. The amounts shown in the previous tables include only the assets for the variable life insurance and variable annuity separate accounts; the amounts exclude the assets for the bank owned life insurance separate accounts.

Included in bonds are those that have been impaired at the reporting date or NAIC 6 and are carried at fair value. SVO valuations are used for some bonds when available. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. Bonds not valued using SVO valuations are those that have been impaired but not designated as in default by the SVO. Fair values for such securities may be determined utilizing unobservable inputs.

The changes in financial instruments measured at fair value, excluding accrued interest income, for which Level 3 inputs were used to determine fair value are as follows:

	December 31, 2021

	Beginning Balance	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) in Surplus	Purchases	Sales	Ending Balance
Financial assets (carried at fair value):
Bonds - industrial & miscellaneous	$7,430		$(7,366)	$—	$—	$—	$(64)	$—
Common stocks - other	10,920	—	—	—	(119)	611	(5,298)	6,114

Total assets	$18,350	$—	$(7,366)	$—	$(119)	$611	$(5,362)	$6,114

	December 31, 2020

	Beginning Balance	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) in Surplus	Purchases	Sales	Ending Balance
Financial assets (carried at fair value):
Bonds - industrial & miscellaneous	$—	$7,430	$—	$—	$—	$—	$—	$7,430
Common stocks - other	11,787	—	—	—	(953)	163	(77)	10,920

Total assets	$11,787	$7,430	$—	$—	$(953)	$163	$(77)	$18,350

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

3.	INVESTMENTS AND INVESTMENT INCOME

Bond and stock investments

The admitted value, gross unrealized gains, gross unrealized losses and estimated fair value of investments in bonds and preferred stocks are as follows:

	December 31, 2021
	Admitted Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds
U.S. governments	$3,485,470	$218,310	$37,105	$3,666,675
All other governments	1,319,534	28,222	30,176	1,317,580
U.S. special revenue & special assessment obligations, non-guaranteed	12,747,547	1,415,505	24,907	14,138,145
Industrial and miscellaneous	33,219,007	1,962,455	203,510	34,977,952
Bank loans	1,532,074	28,429	7,333	1,553,170
Parent, subsidiaries and affiliates	399,951	15,789	368	415,372

Total bonds	$52,703,583	$3,668,710	$303,399	$56,068,894

Preferred stocks	$1,920,572	$23,087	$1,929	$1,941,730

	December 31, 2020
	Admitted Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds
U.S. governments	$2,857,238	$438,404	$1,243	$3,294,399
All other governments	356,028	23,382	1,130	378,280
U.S. special revenue & special assessment obligations, non-guaranteed	12,770,970	2,101,652	1,498	14,871,124
Industrial and miscellaneous	29,979,008	2,887,723	184,522	32,682,209
Bank loans	1,232,890	21,697	8,818	1,245,769
Parent, subsidiaries and affiliates	618,392	12,368	11,910	618,850

Total bonds	$47,814,526	$5,485,226	$209,121	$53,090,631

Preferred stocks	$1,409,297	$96,180	$773	$1,504,704

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The cost and admitted value of common stocks - subsidiaries and common stocks - other are as follows:

	December 31, 2021
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Admitted Value
Subsidiaries	$101,422	$168,444	$—	$269,866
Other	590,368	16,120	4,820	601,668

Total	$691,790	$184,564	$4,820	$871,534

	December 31, 2020
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Admitted Value
Subsidiaries	$71,422	$208,106	$—	$279,528
Other	409,489	28,443	4,330	433,602

Total	$480,911	$236,549	$4,330	$713,130

The admitted value and estimated fair value of investments in bonds, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

	2021
	Admitted Value	Estimated Fair Value

Due in one year or less	$415,341	$424,085
Due after one year through five years	4,694,504	5,017,535
Due after five years through ten years	8,628,922	9,282,221
Due after ten years	26,470,606	28,510,286
Securities not due at a single maturity date (primarily mortgage-backed securities)	12,494,210	12,834,767

Total bonds	$52,703,583	$56,068,894

As of December 31, 2021, the Company had 23 Bonds rated 5GI with a book adjusted carrying value of $87,192 and fair value of $87,267 and 1 preferred stock carried at amortize cost with book adjusted carrying value of $494 and fair value of $62. As of December 31, 2020, the Company had 32 Bonds rated 5GI with a book adjusted carrying value of $146,253 and fair value of $146,643 and 1 preferred stock carried at amortize cost with book adjusted carrying value of $494 and fair value of $465.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Gross unrealized losses

The Company’s gross unrealized losses and estimated fair value on its bonds and preferred stocks, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows:

	December 31, 2021
	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Bonds
U.S. governments	$1,077,586	$21,013	$277,932	$16,092	$1,355,518	$37,105
All other governments	458,883	25,936	59,771	4,240	518,654	30,176
U.S. special revenue & special assessment obligations, non-guaranteed	1,216,700	21,637	70,974	3,270	1,287,674	24,907
Industrial and miscellaneous	7,389,789	123,214	2,247,933	80,296	9,637,722	203,510
Bank loans	179,240	4,452	35,585	2,881	214,825	7,333
Parent, subsidiaries and affiliates	—	—	67,237	368	67,237	368

Total bonds	10,322,198	196,252	2,759,432	107,147	13,081,630	303,399

Common stocks - unaffiliated	98,478	2,895	583	4,825	99,061	7,720

Preferred stocks	499,981	1,923	7,003	6	506,984	1,929

Total bonds, common and preferred stocks	$10,920,657	$201,070	$2,767,018	$111,978	$13,687,675	$313,048

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	December 31, 2020
	Less than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Bonds
U.S. government	$296,626	$1,243	$—	$—	$296,626	$1,243
All other governments	127,302	1,130	—	—	127,302	1,130
U.S. special revenue & special assessment obligations, non-guaranteed	93,664	1,252	18,798	246	112,462	1,498
Industrial and miscellaneous	2,502,989	110,871	3,079,093	73,650	5,582,082	184,522
Bank loans	87,699	7,555	68,708	1,263	156,407	8,818
Parent, subsidiaries and affiliates	29,364	2,537	93,411	9,373	122,775	11,910

Total bonds	3,137,644	124,589	3,260,010	84,532	6,397,654	209,121

Common stocks - unaffiliated	2,448	76	568	4,253	3,016	4,329

Preferred stocks	92,034	743	3,970	30	96,004	773

Total bonds, common and preferred stocks	$3,232,126	$125,407	$3,264,548	$88,815	$6,496,674	$214,223

At December 31, 2021, the Company held 14,818 positions in bonds and preferred stocks. The table above includes 1,097 securities of 653 issuers as of December 31, 2021. As of December 31, 2021, 84% of the unrealized losses on bonds were securities rated investment grade. Investment grade securities are defined as those securities rated 1 or 2 by the SVO. Preferred stocks in the above table consist primarily of non-redeemable preferred stocks. At December 31, 2021, bonds and preferred stocks in an unrealized loss position had fair value equal to 98% of amortized cost.

The following summarizes the unrealized losses by investment category as of December 31, 2021.

U.S. government

The unrealized losses on U.S. government securities represent 12% of total unrealized losses at December 31, 2021. The total unrealized losses in this category have increased at December 31, 2021 compared to December 31, 2020. The unrealized losses are due to securities with yields lower than the market yield available on similar securities at December 31, 2021. The previous table indicates 57% of the unrealized losses have been in an unrealized loss position for twelve months or less. The Company does not intend to sell and has the intent and ability to retain the investment until recovery of each security’s amortized cost; therefore, the securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2021.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

All other governments

The unrealized losses on all other governments represent 10% of total unrealized losses at December 31, 2021. The total unrealized losses in this category have increased at December 31, 2021 compared to December 31, 2020. The unrealized losses are applicable to securities with yields lower than the market yield available on similar securities at December 31, 2021. The previous table indicates 86% of the unrealized losses have been in an unrealized loss position for twelve months or less. The Company does not intend to sell and has the intent and ability to retain the investment until recovery of each security’s amortized cost; therefore, the securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2021.

U.S. special revenue and special assessment obligations, non-guaranteed

The unrealized losses on U.S. special revenue and special assessment obligations, non-guaranteed, represent 8% of total unrealized losses at December 31, 2021. The total unrealized losses in this category have increased at December 31, 2021 compared to December 31, 2020. The unrealized losses are applicable to securities with yields higher than the market yield available on similar securities at December 31, 2021. The table indicates 87% of the unrealized losses have been in an unrealized loss position for twelve months or less. Yields increased during 2021 causing decreases in the fair values of investments of this category compared to 2020. The Company does not intend to sell and has the intent and ability to retain the investment until recovery of each security’s amortized cost; therefore, the securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2021.

Industrial and miscellaneous

The unrealized losses on industrial and miscellaneous, represent 65% of unrealized losses at December 31, 2021 and are primarily in corporate bonds, private asset backed securities and collateralized debt obligations backed by various assets. The unrealized losses in this category have increased at December 31, 2021 compared to December 31, 2020. The table indicates 61% of the unrealized losses have been in an unrealized loss position for twelve months or less. The increase in unrealized losses is largely attributable to increases in yields causing decreases in the fair values of investments in this category compared to 2020. The Company reviews its security positions with unrealized losses on an on-going basis and recognizes OTTI if evidence indicates a loss will be incurred. In all other cases, if the Company does not intend to sell these securities prior to recovery and has the intent and ability to retain the investment until recovery of each security’s amortized cost, the security is not considered to be other-than-temporarily impaired.

Bank loans

The unrealized losses on bank loans, represent 2% of unrealized losses at December 31, 2021. The unrealized losses in this category have decreased slightly at December 31, 2021 compared to December 31, 2020. The table indicates 61% of the unrealized losses have been in an unrealized loss position for less than twelve months. The Company does not intend to sell and has the intent and ability to retain the investment until recovery of each security’s amortized cost; therefore, the securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2021.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Parent, subsidiaries and affiliates

The unrealized losses on parent, subsidiaries and affiliates, represent less than 1% of unrealized losses at December 31, 2021. The unrealized losses in this category have decreased at December 31, 2021 compared to December 31, 2020. The table indicates 100% of the unrealized losses have been in an unrealized loss position for greater than twelve months. The Company does not intend to sell and has the intent and ability to retain the investment until recovery of each security’s amortized cost; therefore, the securities in these categories are not considered to be other-than-temporarily impaired at December 31, 2021.

Preferred stocks

This category, which represents 1% of unrealized losses at December 31, 2021, consists of perpetual and redeemable preferred stocks in the industrial and miscellaneous sector, primarily financial institutions. The unrealized losses in this category have increased at December 31, 2021 compared to December 31, 2020. The table indicates 100% of the unrealized losses have been in an unrealized loss position for less than twelve months. The Company reviews its security positions with unrealized losses on an on-going basis and recognizes OTTI if evidence indicates a loss will be incurred. In all other cases, if the Company does not intend to sell these stocks prior to recovery and has the intent and ability to retain the investment until recovery of each stocks amortized cost, the security is not considered to be other-than- temporarily impaired.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Other-than-temporary impairments

As a result of the Company’s review of OTTI of investment securities, OTTI recognized on loan-backed and structured securities is summarized in the following table:

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Recognized Other- Than-Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported
BGH4HBXH2	$2,492	$966	$1,526	$1,526	3/31/2021
BGH3LP5T3	7,504	1,692	5,812	5,812	3/31/2021
BGH5C2LS3	9,160	1,998	7,162	7,163	6/30/2021
BGH3LP5T3	3,022	1,014	2,008	1,987	6/30/2021
3137B7N21	1,741	45	1,696	1,696	9/30/2021
3137BBBE9	3,005	200	2,805	2,806	9/30/2021
3137BFXU0	5,358	8	5,350	5,367	9/30/2021
3137BGK32	2,337	43	2,294	2,294	9/30/2021
3137BJP72	753	12	741	740	9/30/2021
12592XBE5	703	32	671	651	9/30/2021
17321JAJ3	347	12	335	318	9/30/2021
17324KAV0	1,889	35	1,854	1,832	9/30/2021
36198FAG7	546	74	472	459	9/30/2021
36248GAF7	442	21	421	413	9/30/2021
46639NAS0	406	62	344	313	9/30/2021
46644RBB0	249	37	212	225	9/30/2021
61690AAF1	1,384	3	1,381	1,345	9/30/2021
92937FAJ0	257	28	229	212	9/30/2021
94989TBC7	220	3	217	209	9/30/2021
26249YAG6	17,268	441	16,827	16,600	9/30/2021
12635XAA3	5,449	176	5,273	5,274	9/30/2021
36173MAA4	7,147	1,874	5,273	5,274	9/30/2021
36173MAB2	12,321	1,955	10,366	10,367	9/30/2021
136040AA0	11,153	6,525	4,628	4,628	12/31/2021
BGH5C2LS3	7,163	2,143	5,020	5,019	12/31/2021
78711DAA5	50,160	22,706	27,454	32,034	12/31/2021

		$42,105

All of the impairments in the table above were recognized due to the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Net investment income and net realized capital gains (losses)

The major categories of net investment income reflected in the statements of operations are summarized as follows:

	2021	2020	2019
Bonds	$2,313,227	$2,058,710	$2,080,762
Preferred stocks	79,100	25,166	13,650
Common stocks - other	13,208	11,850	7,813
Mortgage loans	188,120	204,361	215,349
Real estate	10,074	2,607	1,992
Policy loans	21,190	22,860	22,797
Cash, cash equivalents and short-term investments	2,397	5,046	15,115
Derivative instruments	764,920	100,840	170,565
Other invested assets	289,754	127,347	118,396
Other investment income	2,318	1,152	2,105

Total gross investment income	3,684,308	2,559,939	2,648,544
Less: Investment expenses	233,552	239,727	294,837

Net investment income	$3,450,756	$2,320,212	$2,353,707

Investment expenses consist primarily of investment advisory fees, interest expense on repurchase agreements, interest expense on FHLB advances, interest on surplus notes, interest related to derivative collateral liabilities and other expenses related to the administration of investments.

The Company recognized $76,125, $16,408, and $30,680 of net investment income for the years ended December 31, 2021, 2020, and 2019, respectively related to prepayment penalties or acceleration fees on bonds in the general account that were called. The total number of called bonds in the general account were 83, 58, and 42 for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company recognized $3,225, $523, and $806 of net investment income for the years ended December 31, 2021, 2020, and 2019, respectively related to prepayment penalties or acceleration fees on bonds in the separate account that were called. The total number of called bonds in the separate account were 16, 7, and 10 for the years ended December 31, 2021, 2020, and 2019, respectively.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The major categories of net realized capital gains (losses) reflected in the statements of operations are summarized as follows:

	2021	2020	2019
Bonds	$666,002	$(59,149)	$(41)
Preferred stocks	3,713	13,775	875
Common stocks - other	17,119	(40)	(95)
Mortgage loans	13,022	(57,455)	—
Real Estate	—	63	(5,922)
Short-term investments	599	3	—
Derivative instruments	3,604	(1,382)	(812)
Other invested assets	27,039	(46,265)	(6,573)

Realized capital gains (losses)	731,098	(150,450)	(12,568)
Income tax effects	(180,995)	(7,780)	(7,214)
Amounts transferred to IMR (net of federal income taxes of $153,881, $9,193 and $4,122)	(578,886)	(34,584)	(15,507)

Net realized capital losses	$(28,783)	$(192,814)	$(35,289)

Proceeds from the sale of investments in bonds and the gross gains and losses realized on these sales (excluding OTTI losses, maturities, calls, exchanges and prepayments) were as follows:

	2021	2020	2019
Proceeds from sales	$7,345,316	$4,076,564	$1,377,110
Gross realized gains	742,989	76,899	20,678
Gross realized losses	(38,326)	(95,042)	(18,358)

The gross realized gains (losses) on the bonds represent the difference between the proceeds from the sale of the bonds and the basis of the bonds, which is primarily amortized cost.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Mortgage loans

The following table summarizes the Company’s mortgage loans by property type:

	2021		2020
	Carrying Value	% of Total	Carrying Value	% of Total
Office	$1,414,498	39%	$1,733,208	40%
Retail	751,517	21%	941,150	21%
Hotel	537,453	15%	610,441	14%
Multi-family	419,901	11%	523,106	12%
Industrial	324,901	8%	259,261	6%
Other	179,145	5%	272,365	6%
Medical	37,893	1%	59,936	1%
Residential	—	0%	10,000	0%

Total	$3,665,308	100%	$4,409,467	100%

Mortgage loans by United States geographic locations are as follows:
	2021		2020
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$1,150,440	31%	1,298,280	29%
Pacific	1,109,602	30%	1,318,536	31%
Middle Atlantic	459,839	13%	705,709	16%
Mountain	376,391	10%	309,142	7%
New England	216,389	6%	225,913	5%
East North Central	143,258	4%	271,257	6%
West South Central	108,184	3%	151,767	3%
West North Central	58,205	2%	70,802	2%
East South Central	43,000	1%	58,061	1%

	$3,665,308	100%	$4,409,467	100%

The Company’s mortgage loans by origination year are as follows:

	Carrying Value	% of Total
2021	$326,908	9%
2020	184,090	5%
2019	513,450	14%
2018	453,880	12%
2017 and prior	2,186,980	60%

	$3,665,308	100%

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The Company has no outstanding commitments on mortgage loans at December 31, 2021.

Any loan delinquent on contractual payments over 90 days past due is considered non-performing. At December 31, 2021 and 2020, there were no non-performing commercial mortgage loans that were over 90 days past due on contractual payments.

Mortgage loan equivalent ratings are based on the expected loss of the security rather than the probability of defaults. Ratings are assessed by looking at the financial condition of the borrower to make required payments, including the value of the underlying collateral, the market in which the collateral is operating and the level of associated debt.

Information regarding the Company’s credit quality indicators for its recorded investment in mortgage loans, gross of valuation allowances is as follows:

	December 31, 2021		December 31, 2020
	Carrying Value	% of Total	Carrying Value	% of Total
Internal credit risk grade:
CM1	$1,671,999	46%	1,958,512	44%
CM2	1,747,770	48%	2,137,902	49%
CM3	234,942	6%	270,303	6%
CM4	10,597	0%	32,750	1%
Residential - unrated	—	0%	10,000	0%

Total mortgage loans	$3,665,308	100%	$4,409,467	100%

The Company acquired 8 new commercial mortgage loans in 2021 with interest rates ranging from 3.0% to 4.25%.

Information regarding the Company’s loan to value ratio for its recorded investment in mortgage loans, gross of valuation allowances is as follows:

	December 31, 2021		December 31, 2020
	Carrying Value	% of Total	Carrying Value	% of Total
Less than 50%	$460,038	13%	$358,963	8%
50% to 60%	1,566,825	43%	2,025,036	46%
61% to 70%	1,555,536	42%	1,847,531	42%
71% to 80%	82,909	2%	177,937	4%
81% to 90%	—	0%	—	0%
91% to 100%	—	0%	—	0%

Total mortgage loans	$3,665,308	100%	$4,409,467	100%

The loan-to-value ratio is determined using the most recent appraised value. Appraisals are updated periodically when there is an indication of a possible significant collateral decline or there are loan modifications or refinance requests. A loan-to-value ratio in excess of 100% indicates the unpaid loan amount exceeds the underlying collateral.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The Company reviews its mortgage loans for impairment on an on-going basis. It considers such factors as delinquency of payments, decreases in the value of underlying properties, the financial condition of the mortgagor and the impact of general economic conditions in the geographic areas of the properties collateralizing the mortgages. Once the determination is made that a mortgage loan is impaired, the primary consideration used to determine the amount of the impairment is the fair market value of the underlying property. The Company assumes it would receive the proceeds from the sale of the underlying property less sale expenses. The Company maintains a general allowance for mortgage loan losses. The allowance is determined through an analysis of specific loans that are believed to have a higher risk of credit impairment. The Company held an allowance of $1,974 and $6,193 at December 31, 2021 and 2020, respectively.

One mortgage loan was impaired during the year ended December 31, 2021, via direct write down of the carrying amount of the loans in the amount of $5,936. Three mortgage loans were impaired during the year ended December 31, 2020, via direct write down of the carrying amount of the loans in the amount of $47,012. The impairments were recognized in net realized capital losses in the statements of operations. The recorded investment and unpaid principal balance of the impaired mortgage loans are $24,000 and $46,384, respectively, as of December 31, 2021. The recorded investment and unpaid principal balance of the impaired mortgage loans are $59,719 and $106,731, respectively, as of December 31, 2020. The average recorded investment in impaired loans was $41,860 and $83,749 for the years ended December 31, 2021 and 2020, respectively.

The Company did not restructure or take ownership of real estate in satisfaction of any mortgage loans during 2021 and 2020. Real estate acquired through foreclosure is a component of real estate in the statement of admitted assets, liabilities, and capital and surplus.

Credit risk concentration

The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. governments and U.S. special revenue bonds, the Company had no investments that exceeded 10% of the Company’s capital and surplus at December 31, 2021.

Restricted assets

The following assets are subject to applicable restrictions under each of the following areas:

	December 31, 2021

Restricted Asset Category	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$4,218,274	6%	6%
FHLB capital stock	132,912	0%	0%
On deposit with states	3,185	0%	0%
Pledged as collateral to FHLB	3,072,795	4%	4%
Pledged as collateral not captured in other categories	79,695	0%	0%

Total restricted assets	$7,506,861	10%	10%

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	December 31, 2020

Restricted Asset Category	Total Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to repurchase agreements	$3,983,845	6%	6%
FHLB capital stock	132,912	0%	0%
On deposit with states	3,207	0%	0%
Pledged as collateral to FHLB	3,072,795	5%	5%
Pledged as collateral not captured in other categories	60,500	0%	0%

Total restricted assets	$7,253,259	11%	11%

Other

FHLB

The Company is a member of FHLB of Des Moines. In order to maintain its membership and borrow funds, the Company is required to purchase FHLB equity securities. As of December 31, 2021 and 2020, the Company owns common stock totaling $132,912, which is carried at cost. Resale of these securities is restricted only to FHLB. As a member of FHLB, the Company can borrow money provided that FHLB’s collateral and stock ownership requirements are met. The maximum amount a member can borrow is equal to thirty percent of the Company’s asset balance as of the prior quarter end subject to availability of acceptable collateral. The interest rate and repayment terms differ depending on the type of advance and the term selected. At December 31, 2021 and 2020, the Company had outstanding advances of $3,072,795 from FHLB (see Note 7).

Deposits with regulatory authorities

At December 31, 2021 and 2020, securities (primarily bonds) with admitted carrying values of $3,185 and $3,207 respectively, were on deposit with regulatory authorities as required by law.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

4.	DERIVATIVES AND DERIVATIVE INSTRUMENTS

The following table presents the notional amounts, amortized cost, estimated fair value and carrying value of derivatives:

	December 31, 2021
	Notional Amount	Amortized Cost	Estimated Fair Value	Carrying Value
Assets:
Derivative instruments:
Call options	$21,653,368	$451,286	$1,470,505	$451,286
Futures	934,331	—	63,187	63,187
Interest rate floors	113,000	451	3,695	3,695
Foreign exchange forwards	19,655	—	518	518
Interest rate swaps	137,000	—	1,293	1,293

		$451,737	$1,539,198	$519,979

Liabilities:
Derivative instruments:
Foreign exchange forwards	$76,603	$—	$2,239	$2,239
Written options	8,044,350	156,199	691,562	156,199

		$156,199	$693,801	$158,438

	December 31, 2020
	Notional Amount	Amortized Cost	Estimated Fair Value	Carrying Value
Assets:
Derivative instruments:
Call options	$18,411,245	$411,350	$1,555,260	$411,350
Futures	899,525	—	40,466	40,466
Interest rate floors	113,000	716	7,670	7,670
Foreign exchange forwards	482	—	2	2

		$412,066	$1,603,398	$459,488

Liabilities:
Derivative instruments:
Foreign exchange forwards	$49,346	$—	$1,754	$1,754
Written options	6,119,887	174,648	847,281	174,648

		$174,648	$849,035	$176,402

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The following table presents the impact of derivatives on net investment income and change in unrealized capital gains (losses):

	2021	2020	2019
Gain (loss) recognized in net investment income
Options	$553,436	$65,988	$7,106
Futures	208,649	32,028	163,155
Interest rate swaps	(144)	726	(83)
Interest rate floors	2,979	2,098	387

	$764,920	$100,840	$170,565

Gain (loss) recognized in net unrealized gains (losses):
Interest rate swaps	$1,293	$(362)	$769
Interest rate floors	(3,711)	2,735	2,185
Foreign exchange derivatives	31	(1,610)	209

	$(2,387)	$763	$3,163

The Company accounts for its financial options, futures, interest rate swaps, and other derivatives in accordance with SSAP 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions, except for those options accounted for in accordance with IAC 191-97, as discussed in Note 1. Following is a discussion of the various derivatives used by the Company.

Options and futures

The Company has indexed annuity and indexed universal life products that provide for a guaranteed base return and a higher potential return tied to several major equity market indices. In order to fund these benefits the Company purchases index options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company also enters futures contracts to compensate it for increases in the same indices. The Company classifies these options and futures as derivative instruments.

In accordance with IAC 191-97, the Company carries financial options at amortized cost and amortizes the cost of the index options against investment income over the term of the option. When the options mature, any value received by the Company is reflected as investment income.

The futures contracts have no initial cost and are marked to market daily. That daily mark-to-market is settled through the Company’s variation margin accounts maintained with the counterparty. The Company reports the change in the futures variation margin accounts as investment income.

The hedged annuity liabilities are reported in the statutory statements of admitted assets, liabilities and capital and surplus as a component of liabilities for future policy benefits in accordance with IAC 191-97 and credited indexed returns are reflected in the reserve as realized based on actual index performance. The hedged life liabilities are reported in the statutory statements of admitted assets, liabilities and capital

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

and surplus as a component of liabilities for future policy benefits equal to the implied fair value appreciation of the index options until the policy anniversary date. At the anniversary date, the annuity and life policyholder account values are revalued with amounts credited to the policyholders recognized as a component of increase in aggregate reserves.

The adoption of IAC 191-97 has resulted in a timing variance between the emergence of income on futures and the emergence of the reserve increase associated with the hedged liabilities. The futures earnings are realized daily as they are earned, but the impact to the reserve of market appreciation does not occur until the policy anniversary. To mitigate this variance, to the extent the variance accelerates earnings, the Company has set up a voluntary statutory reserve. The amount of this reserve was $117,560 and $126,888 at December 31, 2021 and 2020, respectively, and is reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The voluntary reserve is not reported at a value below zero. Futures losses are recognized as incurred as a reduction in investment income.

Other derivative instruments

The Company has entered into interest rate floor and interest rate swap agreements to help manage its overall exposure to interest rate changes. These other derivative instruments do not hedge specific assets or liabilities and as such are not accounted for under hedge accounting. In accordance with SSAP 86, these swaps and floors are reported at fair value in the statements of admitted assets, liabilities and capital and surplus and changes in the fair value are reported as a change in unassigned surplus. The Company recognizes income (expense) on interest rate floor and swaps through investment income. This income is received or paid on reset/settlement date and is accrued until the next reset date.

The Company has entered into foreign currency forwards to protect itself against currency fluctuations on foreign currency denominated financial instruments. These forwards are reported at fair value in the statutory statements of admitted assets, liabilities, and capital and surplus and changes in fair value are reported as a component of change in unassigned surplus.

The following relates to interest rate swaps and interest rate floors. The interest rates are measured against 3-month LIBOR:

	2021	2020
Interest rate swaps:
Fixed rates	0.43% to 0.72%	—%
Interest rate floors, strike rates	3.00%	3.00%

Collateral on derivatives

As a result of market value changes, certain financial institutions involved in the interest rate swap agreements and financial options deposit cash with the Company to collateralize these obligations. The cash collateral and the amount that the Company was permitted to repledge were $350,759 and $295,681 at December 31, 2021 and 2020, respectively. The obligation to repay the collateral is reflected in repurchase agreements, FHLB advances and collateral on derivatives in the statements of admitted assets, liabilities and capital and surplus.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The Company generally limits its selection of counterparties that are obligated under its non-exchange traded derivative contracts to those with investment grade ratings. As of December 31, 2021, no counterparty had more than 3% exposure to the fair value of the Company’s derivative contracts. Entering into such agreements from financial institutions with long-standing performance records minimizes the credit risk. The amounts of such exposure are essentially the net replacement cost or fair value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution.

5.	OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company’s derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements are also in place requiring the Company or the counterparty to pledge collateral in the event minimum thresholds have been reached, typically related to the fair value of the outstanding derivatives. Additionally, certain of the Company’s repurchase agreements provide for net settlement on termination of the agreement.

The Company reports derivative instruments and repurchase agreements on a gross basis within the statements of admitted assets, liabilities, and capital and surplus.

The tables below present the Company’s gross and net derivative instruments and gross and net repurchase agreements by asset and liabilities:

	December 31, 2021
	Gross Amounts Presented in the Balance Sheet	Collateral- Financial Instruments and/or Cash	Net Amount
Offsetting of financial assets:
Derivatives	$519,979	$350,759	$169,220

Total financial assets	$519,979	$350,759	$169,220

Offsetting of financial liabilities:
Derivatives	$158,438	$—	$158,438
Repurchase agreements	4,508,905	4,508,905	—

Total financial liabilities	$4,667,343	$4,508,905	$158,438

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	December 31, 2020
	Gross Amounts Presented in the Balance Sheet	Collateral- Financial Instruments and/or Cash	Net Amount
Offsetting of financial assets:
Derivatives	$459,488	$295,681	$163,807

Total financial assets	$459,488	$295,681	$163,807

Offsetting of financial liabilities:
Derivatives	$176,402	$—	$176,402
Repurchase agreements	4,179,530	4,179,530	—

Total financial liabilities	$4,355,932	$4,179,530	$176,402

6.	REAL ESTATE AND EQUIPMENT

The Company purchases and capitalizes various classes of assets in the regular course of its insurance operations. These assets are amortized using the straight-line and accelerated declining balance methodologies over a specified period of years that varies with the class of asset that ranges from 3 years to 39 years. The depreciation expense recorded in 2021, 2020 and 2019 was $22,935, $26,478 and $27,200, respectively. Following is a summary of the capitalized assets (including the Company’s office buildings and real estate acquired in satisfaction of mortgage loans) and the related accumulated depreciation for the major classes of assets:

	Range of Useful Lives	2021	2020
Land	N/A	$10,936	$10,936
Land improvements	15 years	1,099	1,057
Buildings and improvements	39 years	97,369	95,694
Leasehold improvements	Remaining Life of Lease	2,162	3,466
Furniture and fixtures	7 years	5,455	9,054
Computer equipment and software	3 years	237,354	228,492
Other	5 years	38	38

		354,413	348,737
Accumulated depreciation		(223,444)	(209,810)
Nonadmitted		(24,930)	(33,079)

Net admitted value		$106,039	$105,848

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The net admitted value of these assets is reflected in the following lines in the Company’s statements of admitted assets, liabilities and capital and surplus:

	2021	2020
Real Estate	$100,145	$100,995
Other admitted assets	5,894	4,853

At December 31, 2021 and 2020, real estate consists of $100,145 and $100,995, respectively, for the Company’s offices.

7.	FHLB ADVANCES

The Company is a member of FHLB of Des Moines. In accordance with the FHLB membership agreement, the Company can be required to purchase FHLB common stock in order to borrow funds. These borrowings are reported as FHLB advances in the statements of admitted assets, liabilities and capital and surplus. The Company purchased $0 and $32,000 of additional common stock in 2021 and 2020, respectively. The Company did not sell any common stock in 2021 or 2020. In addition, the Company has posted mortgage loans and agency MBS/CMO fixed income securities with fair values in excess of the amount of the borrowings as collateral.

The amount of FHLB stock held is as follows:

	2021	2020
Membership stock - class A	$10,000	$10,000
Activity stock	122,912	122,912

Total	$132,912	$132,912

The Class A Membership Stock is not eligible for redemption.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

At December 31, 2021 and 2020, the Company had outstanding advances of $3,072,795. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB of Des Moines for use in general operations would be accounted for consistent with SSAP No. 15 as borrowed money. The purpose of the advances is to complement the Company’s repurchase agreement program. The advances are reported as a component of repurchase agreements, FHLB advances and collateral on derivatives in the statements of admitted assets, liabilities and capital and surplus. The borrowings outstanding at December 31, 2021 is as follows:

Maturity Date	Advance	Rate
2/11/2022	$88,960	2.84%
3/16/2022	400,000	1.05%
3/18/2022	200,000	2.70%
5/2/2022	90,000	2.63%
6/27/2022	155,455	2.55%
9/9/2022	203,125	3.03%
1/10/2023	75,000	2.03%
1/13/2023	70,000	1.76%
2/3/2023	50,000	1.75%
2/14/2023	130,000	1.75%
3/16/2023	400,000	1.18%
5/18/2023	70,000	1.35%
6/26/2023	155,455	0.93%
10/5/2023	70,000	1.50%
10/30/2023	150,000	1.48%
12/18/2023	65,000	1.98%
1/11/2024	75,000	1.93%
4/1/2024	57,000	0.57%
11/20/2026	150,000	0.88%
11/23/2026	157,800	0.88%
12/18/2026	260,000	0.89%

	$3,072,795

The following table provides the maturity dates and interest rates for forward starting advances:

	December 31, 2021
	FHLB Forward Starting Advance
Maturity date year	Outstanding principle	Interest rate range
2025	$934,415	0.86% - 1.05%
2026	203,125	1.28%

Total FHLB forward starting advance	$1,137,540

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Forward starting advances are advances that will settle in the future at locked in interest rates. The above forward starting advances will settle in 2022 and will replace the outstanding advances that mature in 2022.

Interest expense incurred during 2021, 2020 and 2019 was $57,009, $57,271 and $48,817, respectively, and is reported as a component of net investment income in the statement of operations. The Company has determined the actual maximum borrowing capacity as $3,944,256. The Company calculated this amount in accordance with limitations in the FHLB capital plan (e.g., current FHLB capital stock, limitations in the FHLB capital plan, current and potential acquisitions of FHLB capital stock, etc.).

The amount of collateral pledged to the FHLB is as follows:

Amount pledged as of reporting date	Fair Value	Carrying Value	Aggregate total borrowing
2021	4,728,480	4,418,691	3,072,795
2020	4,932,421	4,349,009	3,072,795

Maximum amount pledged during reporting period	Fair Value	Carrying Value	Amount borrowed at time of maximum collateral
2021	4,728,480	4,418,692	3,072,795
2020	5,034,115	4,624,514	3,072,795

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

8.	REPURCHASE AGREEMENTS

The following tables summarizes the repurchase agreements accounted for as a secured borrowing for the Company:

Type of Repo Trades Used

2021
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Bilateral (YES/NO)	YES	YES	YES	YES
Tri-party (YES/NO)	YES	YES	YES	YES

Original (flow) & residual maturity

	2021
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Maximum amount
Open - no maturity	$3,000	$4,136	$4,136	$1,136
Overnight	328,000	328,000	328,000	328,270
2 days to 1 week	328,000	328,000	328,000	478,270
>1 week to 1 month	328,000	650,633	478,270	478,270
>1 month to 3 months	391,633	823,133	328,000	408,270
>3 months to 1 year	575,133	656,500	1,368,428	1,721,668
>1 year	3,504,397	3,397,397	3,438,530	3,248,500

Ending balance
Open - no maturity	$3,000	$4,136	$1,136	$1,136
Overnight	—	—	—	—
2 days to 1 week	50,000	—	—	—
>1 week to 1 month	328,000	431,500	478,270	328,270
>1 month to 3 months	391,633	—	—	225,000
>3 months to 1 year	328,500	641,000	1,368,398	706,000
>1 year	3,359,397	3,335,030	2,811,102	3,248,500

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Securities sold under repo- secured borrowing

	2021
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Maximum amount
Book adjusted carrying value (“BACV”)	XXX	XXX	XXX	$4,355,433
Nonadmitted - subset of BACV	XXX	XXX	XXX	XXX
Fair value	$4,605,216	$4,651,328	$4,811,784	$4,811,784

Ending Balance
BACV	XXX	XXX	XXX	$4,218,274
Nonadmitted - subset of BACV	XXX	XXX	XXX	XXX
Fair value	$4,575,686	$4,651,328	$4,811,784	$4,608,486

Securities sold under repo- secured borrowing by NAIC designation

	As of December 31, 2021
	NONE	NAIC 1	NAIC 2	NAIC 3
Bonds – BACV	$—	$1,379,843	$392,880	$—
Bonds – FV	—	1,469,772	416,607	—
LB & SS – BACV	—	2,445,551	—	—
LB & SS – FV	—	2,722,106	—	—
Total assets – BACV	$—	$3,825,394	$392,880	$—
Total assets – FV	$—	$4,191,878	$416,607	$—

	As of December 31, 2021
	NAIC 4	NAIC 5	NAIC 6	Non- Admitted
Bonds – BACV	$—	$—	$—	$—
Bonds – FV	—	—	—	—
LB & SS – BACV	—	—	—	—
LB & SS – FV	—	—	—	—
Total assets – BACV	$—	$—	$—	$—
Total assets – FV	$—	$—	$—	$—

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Collateral received-secured borrowing

	2021
	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter
Maximum Amount
Cash	$5,458,163	$6,187,798	$6,273,363	$6,664,383
Securities (FV)	—	—	—	—

Ending Balance
Cash	$4,460,530	$4,411,665	$4,658,905	$4,508,905
Securities (FV)	—	—	—	—

Cash and non-cash collateral received- secured borrowing by NAIC designation

	As of December 31, 2021
	NONE	NAIC 1	NAIC 2	NAIC 3
Ending balance
Cash	$4,508,905	$—	$—	$—
Total collateral assets – FV	$4,508,905	$—	$—	$—

	As of December 31, 2021
				Does Not
	NAIC 4	NAIC 5	NAIC 6	Qualify As
				Admitted
Ending balance
Cash	$—	$—	$—	$—
Total collateral assets – FV	$—	$—	$—	$—

Allocation of aggregate collateral by remaining contractual maturity

As of December 31, 2021
Fair Value
30 days or less	$328,270
31 to 90 days	225,000
> 90 days	3,954,500

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Allocation of aggregate collateral reinvested by remaining contractual maturity

	As of December 31, 2021
	Amortized
	Cost	Fair Value
30 days or less	$—	$—
121 to 180 days	—	—
181 to 365 days	1,246	1,246
1 to 2 years	40,671	41,112
2 to 3 years	19,217	19,452
> 3 years	4,401,858	4,447,171

Liability to return collateral- secured borrowing

	2021
	FIRST	SECOND	THIRD	FOURTH
	QUARTER	QUARTER	QUARTER	QUARTER
Maximum amount
Cash (collateral - all)	$5,458,163	$6,187,798	$6,273,363	$6,664,383
Securities collateral (FV)	—	—	—	—

Ending balance
Cash (collateral - all)	$4,460,530	$4,411,665	$4,658,905	$4,508,905
Securities collateral (FV)	—	—	—	—

In addition to the securities summarized in the maturity distribution above, the Company holds short-term investments representing the balance of the repurchase agreement liabilities. The Master Repurchase Agreements with the various counterparties do not require the Company to invest the proceeds in securities with maturities matching the maturities of the repurchase agreement liabilities. As previously stated, a majority of the Company’s repurchase agreements are for terms of greater than one year. The Company has sufficient cash flows from operations and investment maturities, pay downs and calls to meet the repurchase obligations under the outstanding agreements. In addition, the Company has the ability to sell securities to meet future repayment obligations under the agreements.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

9.	REINSURANCE

The Company is primarily involved in the cession and, to a lesser degree, assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

	2021		2020		2019
	Ceded	Assumed	Ceded	Assumed	Ceded	Assumed
Premiums written	$3,904,711	$1,666	$1,120,417	$13,064	$744,001	$43,933
Claims incurred	528,126	21,882	491,553	25,763	395,999	23,976
Reserve changes	3,480,002	(354,673)	432,783	(169,129)	(128,679)	4,008

Premiums and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policy benefit reserves and policy claims and benefits payable are reported net of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

The Company is a party to a reinsurance agreement with North American. In this indemnity agreement, the Company assumes 80% of all policies issued by North American on or after January 1, 2014 of specific annuity plans. The Company recognized $775, $12,929 and $43,733 at December 31, 2021, 2020 and 2019, respectively, of premium under this agreement in the statement of operations. The Company retrocedes 100% of this business to a third party reinsurer through a modified coinsurance agreement.

The Company is a party to a modified coinsurance agreement with a third-party reinsurer. This indemnity agreement covers 80% of all policies issued by the Company on or after January 1, 2014 of specific annuity plans along with 100% of the business the Company assumes from North American in the coinsurance agreement discussed in the previous paragraph. In this agreement, the Company retains, on behalf of the reinsurer, assets equal to the statutory liabilities associated with the reinsured policies. The Company recognized $1,137,689 and $2,600,569 at December 31, 2021 and 2020, respectively, of modified coinsurance reserves under this agreement in the statements of admitted assets, liabilities, and capital and surplus.

The Company is party to a reinsurance agreement providing for the coinsurance of 30% for certain policies that were acquired from an acquisition in 2002. The reinsurer assumes 30% of the net premiums and benefits related to this block of business and reimburses the Company for various expenses related to this business through the expense allowances provided for in the agreement. Reserve credits of $267,952 and $276,549 associated with this agreement are reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, respectively.

The Company is a party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies of specific annuity plans issued from January 1, 2002 through March 31, 2005, 60% of substantially all policies of specific annuity plans issued from April 1, 2005 through February 29, 2008 and 50% of substantially all policies of

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

specific annuity plans issued from March 1, 2008 through November 30, 2013 of specific annuity plans. In these agreements, the Company agrees to withhold, on behalf of the assuming company, assets equal to the statutory reserve associated with these policies. A funds withheld liability of $2,863,676 and $3,092,420 is reflected as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, respectively.

The Company is a party to a coinsurance agreements with a third-party reinsurer. This indemnity agreement covers 100% of all policies issued from January 1, 2008 through September 30, 2009 of specific annuity plans. Reserve credits of $117,824 and $127,537, associated with this agreement are reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, respectively. In addition, reserve credits of $1,473 and $816 associated with this agreement are reported as a component of policy and contract claims in the statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, respectively.

The Company is party to a coinsurance and yearly renewable term agreement with a third-party reinsurer that was effective on January 1, 2016. The Company ceded policies issued during 2016 for specific annuity plans. Premiums ceded under this agreement of $20,352, $18,050 and $15,687 are reported as a component of life insurance and annuity premiums and other considerations in the statements of operations for the year ended December 31, 2021, 2020 and 2019, respectively. Reserve credits of $143,641 and $127,750 associated with this agreement are reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, respectively. A funds withheld liability of $72,113 and $55,331 is reflected as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, respectively.

The Company has a coinsurance agreement with MNL Re, an affiliated limited purpose subsidiary life insurance company. The agreement has subsequently been amended to extend the term and increase the life insurance policies covered under the agreement. The Company ceded a defined block of permanent life insurance products to MNL Re. The Company recognized reserve credits of $1,318,921 and $1,067,683 under this agreement on December 31, 2021 and 2020, respectively, which are reflected as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The Company recognized $712,205 and $626,778 at December 31, 2021 and 2020, respectively, of funds held under coinsurance under this agreement in the statements of admitted assets, liabilities and capital and surplus. The reserve credit was supported by a contingent note guarantee (“LLC Note”) with a balance of $606,715 and $440,905 for 2021 and 2020, respectively. The LLC Note held by MNL Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of MNL Re.

On December 31, 2011, the Company entered into a coinsurance agreement with Solberg Re, an affiliated limited purpose subsidiary life insurance company. The agreement has subsequently been amended to extend the term and increase the life insurance policies covered under the agreement. The Company ceded a defined block of term life insurance to Solberg Re. The Company received experience refunds related to this agreement of $10,241, $18,170 and $12,015 during the years ended December 31, 2021,

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

2020 and 2019, respectively. The Company recognized reserve credits of $536,961 and $540,543 under this agreement on December 31, 2021 and 2020, respectively, which are reflected as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The Company recognized $198,999 and $191,472 at December 31, 2021 and 2020, respectively, of funds held under coinsurance under this agreement which is reported as funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. The reserve credit was supported by an LLC Note with a balance of $337,962 and $349,070 for 2021 and 2020, respectively. The LLC Note held by Solberg Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of Solberg Re.

On September 30, 2019, the Company entered into a coinsurance agreement with Canal Re, an affiliated limited purpose subsidiary life insurance company. The Company ceded a defined block of term life insurance products to Canal Re. The Company received experience refunds related to this agreement of $25,549 and $44,467 during the years ended December 31, 2021 and 2020, respectively. The Company recognized reserve credit of $347,654 and $294,576 under this agreement on December 31, 2021 and 2020, respectively, which is reflected as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus. The Company recognized $146,400 and $113,471 at December 31, 2021 and 2020, respectively, of funds held under coinsurance under this agreement which is reported as funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. The reserve credit was supported by an LLC Note with a balance of $201,253 and $181,105 for 2021 and 2020, respectively. The LLC Note held by Canal Re, which functions in a manner similar to a standby letter of credit and which Midland National is a beneficiary, is an admitted asset under Iowa prescribed practice and the surplus generated by this prescribed practice has been retained in the carrying value of Canal Re.

On December 31, 2020, the Company entered into a coinsurance agreement with a third party reinsurer. The Company has ceded a defined block of permanent life insurance products to the third party reinsurer. The Company recognized $549,956 and $465,852 at December 31, 2021 and 2020, respectively, of funds held under coinsurance under this agreement as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. A reserve credit of $739,591 and $626,313 associated with this agreement is reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, respectively.

On October 31, 2021, the Company entered into a funds withheld coinsurance agreement with SFG Bermuda, an affiliated company domiciled in Bermuda, under which the Company ceded 100% of certain fixed index annuity policies issued prior to October 1, 2021. The Company also cedes 80% of all fixed index annuity policies issued on or after October 1, 2021. The Company ceded premiums of $3,410,246 during 2021 which includes the initial ceding premium on the inforce business ceded. The Company recognized $3,365,728 at December 31, 2021 of funds held under coinsurance under this agreement as a component of funds held under coinsurance in the statements of admitted assets, liabilities and capital and surplus. A reserve credit of $3,356,579 associated with this agreement is reported as a component of liabilities for future policy benefits in the statements of admitted assets, liabilities and capital and surplus as of December 31, 2021. The treaty also involved the coinsurance of interest maintenance reserve

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

generated by the assets in the funds withheld portfolio. An interest maintenance reserve credit associated with this treaty of $490,480 is reported as a component of interest maintenance reserves in the statements of admitted assets liabilities and capital and surplus as of December 31, 2021.

The Company is a party to several reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”) for cession of mortality risks on its life insurance business. SRUS was put into rehabilitation in 2019. In 2020, as a result of the Company’s ongoing assessment of the rehabilitation proceedings, it was deemed unlikely that the Company would be able to recover from SRUS the full amount of reserve credit recognized for business ceded to SRUS. In 2020, the Company recorded an impairment of $17,830 which was reflected in increase in liabilities for future life and annuity policy benefits in the statement of operations and as an increase of liabilities for future policy benefits on the statement of admitted assets, liabilities, and capital and surplus. As of December 31, 2021 and 2020, reserve credit of $8,826 and $14,801, respectively, net of impairment, was included in liabilities for future policy benefits on the statements of admitted assets, liabilities, and capital and surplus related to the Company’s reinsurance contracts with SRUS.

The estimated amount of the aggregate reduction in surplus (for agreements other than those under which the reinsurer may unilaterally cancel for reasons other than the nonpayment of premiums or other similar credits) for nonperformance or termination of all reinsurance agreements, by either party, is $1,057,380 as of December 31, 2021.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

10.	FUTURE POLICY BENEFITS AND POLICY PREMIUMS DUE, DEFERRED OR UNCOLLECTED

Reserves for life contracts and deposit-type contracts

The Company waives deduction of deferred fractional premiums upon death of the insured. For policies without flexible premiums the Company returns any portion of the final premium beyond the policy month of death. Reserves include the excess of the surrender value over the reserve as otherwise computed. Additional premiums plus the regular gross premium for the true age are charged for substandard lives. Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (50%) of the extra premium charge for the year for fixed premium plans and one-half of the extra risk charge for the month for flexible premium plans.

At December 31, 2021 and 2020, the Company had $14,366,065 and $16,571,341, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of Iowa. At December 31, 2021 and 2020, reserves to cover the above insurance totaled $275,708 and $273,443, respectively, before reinsurance ceded. The Company anticipates investment income as a factor in the calculations of its premium deficiency reserves.

The Company fully adopted valuation manual standard 20 (“VM-20”) as of January 1, 2020. The VM-20 reserving methodology is a principles based approach required for life insurance policies which uses prudent estimate assumptions. At December 31, 2021 and 2020, the Company held VM-20 reserves for the applicable life insurance policies in the amount of $3,266,645 and $778,106, respectively. These reserves were reflected in the liabilities for future policy benefits and as a decrease to unassigned surplus in the statements of admitted assets, liabilities and capital and surplus.

The Company adopted valuation manual standard 21 (“VM-21”) as of January 1, 2020. The VM-21 reserving methodology is a principles based approach required for variable annuity policies which uses prudent estimate assumptions for interest and other assumptions. The adoption of VM-21 resulted in a reduction of the applicable reserves on variable annuity policies in the amount of $12,573 and was reflected in the liabilities for future policy benefits and as an increase to unassigned surplus in the statements of admitted assets, liabilities and capital and surplus. The Company elected to record the full impact in 2020 rather than electing to grade in the change in valuation basis. At December 31, 2021 and 2020, the Company held VM-21 reserves for the applicable life insurance policies in the amount of $2,785,595 and $2,324,071, respectively. These reserves were reflected in the liabilities for future policy benefits and as a decrease to unassigned surplus in the statements of admitted assets, liabilities and capital and surplus.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Analysis of annuity actuarial reserves and deposit liabilities by withdrawal characteristics

A portion of the Company’s liabilities for future policy benefits relate to liabilities established on a variety of products that are not subject to significant mortality and morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics and the related percentage of the total, are summarized as follows at December 31:

Individual Annuities

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent

Subject to discretionary withdrawal
With market value adjustment	$22,736,206	$—	$—	$22,736,206	68%
At book value less current surrender charge of 5% or more	139,142	—	—	$139,142	—%
At fair value - separate account non-guaranteed	—	—	2,497,318	2,497,318	8%

Total with market value adjustment	22,875,348	—	2,497,318	$25,372,666	76%

At book value without adjustment (minimal or no charge or adjustment)	7,578,348	—	—	$7,578,348	23%

Not subject to discretionary withdrawal	284,492	—	—	$284,492	1%

Total	30,738,188	—	2,497,318	$33,235,506	100%

Reinsurance ceded	4,804,586	—	—	4,804,586

Total (gross - ceded)	$25,933,602	$—	$2,497,318	$28,430,920

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$54,694

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent

Subject to discretionary withdrawal
With market value adjustment	$22,180,061	$—	$—	$22,180,061	70%
At book value less current surrender charge of 5% or more	254,248	—	—	254,248	1%
At fair value - separate account non-guaranteed	—	—	2,029,339	2,029,339	7%

Total with market value adjustment	22,434,309	—	2,029,339	24,463,648	78%

At book value without adjustment (minimal or no charge or adjustment)	6,432,378	—	—	6,432,378	21%

Not subject to discretionary withdrawal	287,636	—	—	287,636	1%

Total	29,154,323	—	2,029,339	31,183,662	100%

Reinsurance ceded	2,017,289	—	—	2,017,289

Total (gross - ceded)	$27,137,034	$—	$2,029,339	$29,166,373

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$5,105

Group Annuities

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent

Subject to discretionary withdrawal
With market value adjustment	$1,910,147	$—	$—	$1,910,147	35%
At book value less current surrender charge of 5% or more	4,965	—	—	4,965	—%
At fair value - separate account non-guaranteed	—	—	—	—	—%

Total with market value adjustment	1,915,112	—	—	1,915,112	35%

At book value without adjustment (minimal or no charge or adjustment)	3,313,807	—	—	3,313,807	62%

Not subject to discretionary withdrawal	170,967	—	—	170,967	3%

Total (gross: direct + assumed	5,399,886	—	—	5,399,886	100%

Reinsurance ceded	1,685,310	—	—	1,685,310

Total (gross - ceded)	$3,714,576	$—	$—	$3,714,576

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$—

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent

Subject to discretionary withdrawal
With market value adjustment	$2,298,845	$—	$—	2,298,845	39%
At book value less current surrender charge of 5% or more	5,850	—	—	5,850	—%
At fair value - separate account non-guaranteed	—	—	—	—	—%

Total with market value adjustment	2,304,695	—	—	2,304,695	39%

At book value without adjustment (minimal or no charge or adjustment)	3,491,299	—	—	3,491,299	60%

Not subject to discretionary withdrawal	32,157	—	—	32,157	1%

Total (gross: direct + assumed	5,828,151	—	—	5,828,151	100%

Reinsurance ceded	1,336,896	—	—	1,336,896

Total (gross - ceded)	$4,491,255	$—	$—	$4,491,255

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$—

Deposit-type Contracts

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent

Subject to discretionary withdrawal
With market value adjustment	$3,841	$—	$—	3,841	1%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value - separate account non-guaranteed	—	—	—	—	—%

Total with market value adjustment	3,841	—	—	3,841	1%

At book value without adjustment (minimal or no charge or adjustment)	327,307	—	—	327,307	56%

Not subject to discretionary withdrawal	255,265	—	—	255,265	43%

Total (gross: direct + assumed	586,413	—	—	586,413	100%

Reinsurance ceded	654	—	—	654

Total (gross - ceded)	$585,759	$—	$—	$585,759

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$—

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent

Subject to discretionary withdrawal
With market value adjustment	$5,243	$—	$—	5,243	2%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value - separate account non-guaranteed	—	—	—	—	—%

Total with market value adjustment	5,243	—	—	5,243	2%

At book value without adjustment (minimal or no charge or adjustment)	100,256	—	—	100,256	29%

Not subject to discretionary withdrawal	239,837	—	—	239,837	69%

Total (gross: direct + assumed	345,336	—	—	345,336	100%

Reinsurance ceded	732	—	—	732

Total (gross - ceded)	$344,604	$—	$—	$344,604

Amount included in book value less surrender charges above that will move to book value without adjustment for the first time within the year after the statement date:	$—

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Analysis of life actuarial reserves by withdrawal characteristics

	2021
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$8,673,914	$8,632,526	$8,558,333
Universal life with secondary guarantees	524,521	386,536	2,299,982
Indexed universal life	4,263,219	3,818,356	3,845,318
Indexed universal life with secondary guarantees	554,629	405,302	868,741
Other permanent cash value life insurance	185,551	185,551	293,788
Variable universal life	90,985	89,976	94,728

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	1,369,169
Accidental death benefits	—	—	715
Disability - active lives	—	—	7,779
Disability - disabled lives	—	—	39,207
Miscellaneous reserves	—	—	392,582

Total	14,292,819	13,518,247	17,770,342
Reinsurance ceded	646,296	499,480	3,490,382

Total net of reinsurance ceded	$13,646,523	$13,018,767	$14,279,960

	2021
	Separate Account with Guarantees
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$2,891,381	$2,891,381	$2,890,763
Universal life with secondary guarantees	—	—	—
Indexed universal life	—	—	—
Indexed universal life with secondary guarantees	—	—	—
Other permanent cash value life insurance	—	—	—
Variable universal life	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—
Accidental death benefits	—	—	—
Disability - active lives	—	—	—
Disability - disabled lives	—	—	—
Miscellaneous reserves	—	—	—

Total	2,891,381	2,891,381	2,890,763
Reinsurance ceded	—	—	—

Total net of reinsurance ceded	$2,891,381	$2,891,381	$2,890,763

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	2021

	Separate Account Non-guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	$—	$—
Universal life with secondary guarantees	—	—	—
Indexed universal life	—	—	—
Indexed universal life with secondary guarantees	—	—	—
Other permanent cash value life insurance	—	—	—
Variable universal life	792,341	779,257	782,030

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—
Accidental death benefits	—	—	—
Disability - active lives	—	—	—
Disability - disabled lives	—	—	—
Miscellaneous reserves	—	—	—

Total	792,341	779,257	782,030
Reinsurance ceded	—	—	—

Total net of reinsurance ceded	$792,341	$779,257	$782,030

	2020

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$6,466,529	$6,436,172	$6,374,205
Universal life with secondary guarantees	641,475	477,144	2,163,479
Indexed universal life	3,536,864	3,151,404	3,170,802
Indexed universal life with secondary guarantees	632,652	461,587	875,618
Other permanent cash value life insurance	181,692	181,692	286,980
Variable universal life	83,276	82,000	87,144

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	1,331,863
Accidental death benefits	—	—	760
Disability - active lives	—	—	8,927
Disability - disabled lives	—	—	41,791
Miscellaneous reserves	—	—	399,619

Total	11,542,488	10,789,999	14,741,188
Reinsurance ceded	232,935	233,111	3,146,075

Total net of reinsurance ceded	$11,309,553	$10,556,888	$11,595,113

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

2020

Separate Account with Guarantees

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$2,735,962	$2,735,962	$2,735,375
Universal life with secondary guarantees	—	—	—
Indexed universal life	—	—	—
Indexed universal life with secondary guarantees	—	—	—
Other permanent cash value life insurance	—	—	—
Variable universal life	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—
Accidental death benefits	—	—	—
Disability - active lives	—	—	—
Disability - disabled lives	—	—	—
Miscellaneous reserves	—	—	—

Total	2,735,962	2,735,962	2,735,375
Reinsurance ceded	—	—	—

Total net of reinsurance ceded	$2,735,962	$2,735,962	$2,735,375

2020

Separate Account Non-guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	$—	$—
Universal life with secondary guarantees	—	—	—
Indexed universal life	—	—	—
Indexed universal life with secondary guarantees	—	—	—
Other permanent cash value life insurance	—	—	—
Variable universal life	710,833	695,326	698,073

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—
Accidental death benefits	—	—	—
Disability - active lives	—	—	—
Disability - disabled lives	—	—	—
Miscellaneous reserves	—	—	—

Total	710,833	695,326	698,073
Reinsurance ceded	—	—	—

Total net of reinsurance ceded	$710,833	$695,326	$698,073

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Policy premium due, deferred and uncollected

Gross premiums are amounts charged to the policyholder and recognized as income when due from policyholders under the terms of the insurance contract. Net premiums are the amount calculated on the basis of the interest and mortality table used to calculate the policy reserves. The difference between gross premium and net premium is referred to as loading and generally includes allowances for acquisition costs and other expenses, but also includes the differences in mortality and interest assumptions utilized for statutory reserving purposes.

Due, deferred and uncollected life insurance premiums (net of reinsurance ceded) are summarized as follows at December 31:

	2021		2020
	Gross	Net of Loading	Gross	Net of Loading
Ordinary - new business	$8,379	$1,968	$7,632	$319
Ordinary - renewal	79,533	162,854	77,002	158,628

	$87,912	$164,822	$84,634	$158,947

11.	SEPARATE ACCOUNTS

The Company has separate accounts for its variable life and annuity business and a portion of its bank owned life insurance business. Information regarding the separate accounts of the Company is as follows:

	2021	2020
Reserves at December 31 for accounts with assets at:
Market value	$3,279,348	$2,727,412
Amortized cost	2,890,763	2,735,375

Total reserves	$6,170,111	$5,462,787

By withdrawal characteristics:
At book value without MV adjustment and with current surrender charges less than 5%	$6,170,111	$5,462,787
Not subject to discretionary withdrawal	—	—

Reserves for asset default risk in lieu of AVR	$6,170,111	$5,462,787

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC separate account annual statements with the amounts reported as net transfers to separate accounts in the accompanying statements of operations for the years ended December 31:

	2021	2020	2019
Reconciliations of net transfers to (from) separate accounts
Transfers of premiums to separate accounts	$651,572	$295,797	$353,359
Transfers from separate accounts	(394,848)	(298,174)	(282,843)

Net transfers to (from) the separate accounts as reported in the statements of operations	$256,724	$(2,377)	$70,516

The Company has variable annuities with guaranteed benefits including guaranteed death benefits and guaranteed living benefits. The total maximum guarantee provided to the separate account associated with guaranteed death benefits of $47,870, $48,759, $48,744, $85,497 and $47,313 as of December 31, 2021, 2020, 2019, 2018 and 2017, respectively. The risk charges remitted to the general account associated with these guarantees was $868, $747, $512, $590 and $638 for 2021, 2020, 2019, 2018 and 2017, respectively.

12.	CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company has 2,549,439 common stock shares authorized, issued and outstanding. The Company has no preferred stock outstanding. Without prior approval of its domiciliary commissioner, dividends to shareholders is limited by the laws of the Company’s state of incorporation, Iowa, to $985,380 in 2022 an amount that is based on restrictions relating to the 2021 net gain from operations and statutory surplus. Within these limitations, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to its stockholder. The unassigned surplus of $3,414,966 is unrestricted and held for the benefit of the Company’s stockholder.

During 2021, the Company paid ordinary cash dividends in the amounts of $219,652 on March 31 and $80,000 on December 31 to its stockholder, SFG.

On October 25, 2013, the Company issued a surplus note to its parent, SFG, for $142,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears annual interest at 7.5% payable in semi-annual installments. The maturity date of the note is October 31, 2043. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $10,650 in 2021, 2020 and 2019. The Company has recognized life-to-date interest of $88,850.

On December 30, 2014, the Company issued a surplus note to its parent, SFG, for $200,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears annual interest at 7.0% payable in semi-annual installments. The maturity date of the note is December 30, 2044. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $14,000 in 2021, 2020 and 2019. The Company has recognized life-to-date interest of $98,000.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

On June 30, 2017, the Company issued a surplus note to its parent, SFG, for $295,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears annual interest at 6.0% payable in semi-annual installments. The maturity date of the note is June 30, 2047. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $17,700 in 2021, 2020, and 2019. The Company has recognized life-to-date interest of $77,347.

On December 30, 2017, the Company issued a surplus note to its parent, SFG, for $200,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears an annual interest rate at 6.0% payable in semi-annual installments. The maturity date of the note is December 30, 2047. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $12,000 in 2021, 2020, and 2019. The Company has recognized life-to-date interest of $48,000.

On December 30, 2020, the Company issued a surplus note to its parent, SFG, for $200,000. This note is reported as a component of capital and surplus in the statement of admitted assets, liabilities and capital and surplus. The surplus note bears an annual interest rate at 6.5% payable in semi-annual installments. The maturity date of the note is December 30, 2050. Payment of principal and interest on this note is subject to approval by the Iowa Insurance Division. The Company incurred interest expense of $10,863 and $0 in 2021 and 2020, respectively. The Company has recognized life-to-date interest of $10,863.

13.	INCOME TAXES

The components of the net deferred tax asset recognized by the Company at December 31 are as follows:

	2021			2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax asset	$576,282	$46,816	$623,098	$560,764	$61,252	$622,016	$15,518	$(14,436)	$1,082
Statutory valuation allowance	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax	576,282	46,816	623,098	560,764	61,252	622,016	15,518	(14,436)	1,082
Deferred tax assets nonadmitted	134,105		134,105	152,426	—	152,426	(18,321)	—	(18,321)

Subtotal net admitted deferred tax asset	442,177	46,816	488,993	408,338	61,252	469,590	33,839	(14,436)	19,403

Deferred tax liabilities	149,755		149,755	166,272	—	166,272	(16,517)	—	(16,517)

Net admitted deferred tax	$292,422	$46,816	$339,238	$242,066	$61,252	$303,318	$50,356	$(14,436)	$35,920

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	2021			2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation
Components SSAP No. 101:
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$46,816	$46,816	$—	$—	$—	$—	$46,816	$46,816

(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	292,422	—	$292,422	242,066	61,252	$303,318	50,356	(61,252)	$(10,896)

Adjusted gross deferred be realized following the balance sheet date	292,422	—	$292,422	242,066	61,252	303,318	50,356	(61,252)	(10,896)
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	735,727	XXX	XXX	584,533	XXX	XXX	151,194
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	149,755	—	$149,755	166,272	—	166,272	(16,517)	—	$(16,517)

Deferred tax assets admitted as the result of application of SSAP No. 101 (a)+(b)+(c)	$442,177	$46,816	$488,993	$408,338	$61,252	$469,590	$33,839	$(14,436)	$19,403

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	844%	752%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$4,904,846	$3,896,885

The impact of tax planning strategies at December 31 is as follows:

	2021		2020		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1-3) Ordinary	(6) (Col 2-4) Capital

Impact of tax-planning strategies
(a) Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
1. Adjusted gross DTAs amount from note 9A1(c)	$576,282	$46,816	$560,764	$61,252	$15,518	$(14,436)
2. Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	1.1%	7.5%	1.4%	9.8%	(0.3)%	(2.3)%
3. Net admitted adjusted gross DTAs amount from note 9A1(e)	$442,177	$46,816	$408,338	$61,252	$33,839	$(14,436)
4. Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	2.0%	13.8%	2.8%	20.2%	(0.8)%	(6.4)%

The Company’s tax-planning strategies do not include the use of reinsurance.

There are no deferred tax liabilities that have not been recognized.

Current income taxes incurred consist of the following major components at December 31:

	2021	2020	2019
Current income tax:
Federal income tax on operations	$137,652	$120,855	$63,666
Federal income tax on net capital gains	180,995	7,780	7,214
Other	(14,838)	4,832	6,571

Federal and foreign income taxes incurred	$303,809	$133,467	$77,451

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The components of deferred tax assets and deferred tax liabilities are as follows:

	2021	2020	Change
Deferred tax assets:
Ordinary
Policyholder reserves	$285,903	$316,834	$(30,931)
Investments	2,843	2,722	121
Deferred acquisition costs	232,876	187,240	45,636
Fixed assets	5,147	6,870	(1,723)
Compensation and benefits accrual	2,980	2,927	53
Pension accrual	30,190	29,005	1,185
Receivables - nonadmitted	1,391	1,552	(161)
Other (including items <5% of total ordinary tax assets)	14,952	13,614	1,338

Subtotal	576,282	560,764	15,518

Nonadmitted	134,105	152,426	(18,321)

Admitted ordinary deferred tax assets	442,177	408,338	33,839

Capital
Investments	46,816	61,252	(14,436)

Admitted capital deferred tax assets	46,816	61,252	(14,436)

Admitted deferred tax assets	$488,993	$469,590	$19,403

Deferred Tax Liabilities:
Ordinary
Investments	$54,237	$58,225	$(3,988)
Fixed assets	9,798	11,015	(1,217)
Deferred and uncollected premium	34,613	33,379	1,234
Policyholder reserves	51,563	64,829	(13,266)
Other (including items <5% of total ordinary tax liabilities)	(456)	(1,176)	720

Subtotal	149,755	166,272	(16,517)

Deferred tax liabilities	149,755	166,272	(16,517)

Net deferred tax assets	$339,238	$303,318	$35,920

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The provision for income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference for the year ended December 31, 2021, are as follows:

	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$386,251	21.0%
IMR amortization	(5,224)	(0.3)%
Tax exempt income	(55,993)	(3.0)%
Tax credits	(40,467)	(2.2)%
Change in nonadmitted assets	1,793	0.1%
Other	(21,198)	(1.2)%

Total statutory income taxes	$265,162	14.4%

Federal income taxes incurred	$303,809	16.5%
Change in net deferred income taxes	(38,647)	(2.1)%

Total statutory income taxes	$265,162	14.4%

At December 31, 2021, the Company had no operating loss or tax credit carryforwards available and has not made any deposits under Section 6603 of the Internal Revenue Code. The income taxes incurred in the current and prior years that will be available for recoupment in the event of a future capital loss are $198,525 in 2021, $15,775 in 2020 and $3,075 in 2019.

14.	EMPLOYEE BENEFIT PLANS

The Company provides certain postretirement health care and life insurance benefits for eligible active employees through health and welfare benefit plans. Substantially all employees working for the Company are eligible for those benefits at retirement. The type and amount of benefit varies based on the plan in effect for a particular employee group.

As of December 31, 2021, the Company anticipates contributing the following amounts to its health care plan:

2022	$1,034
2023	1,044
2024	1,060
2025	1,113
2026	1,180

Thereafter	6,421

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The following table summarizes the assets, benefit obligations and other information related to these plans as of December 31, 2021 and 2020:

	Underfunded
Change in Postretirement Benefits	2021	2020	2019
Benefit obligation at beginning of year	$35,149	$30,335	$26,488
Service cost	1,600	1,319	1,141
Interest cost	814	939	1,050
Contribution by plan participants	509	523	390
Actuarial gain (loss)	(4,199)	3,929	2,629
Benefits paid	(1,032)	(1,214)	(1,363)
Plan amendments	—	(682)	—

Benefit obligation at end of year	$32,841	$35,149	$30,335

	Postretirement Benefits
Change in plan assets	2021	2020
Fair value of plan assets at beginning of year	$—	$—
Actual return on plan assets	—	—
Foreign currency exchange rate changes	—	—
Reporting entity contribution	523	690
Aplan participants’ contributions	509	523
Benefits paid	(1,032)	(1,213)
Business combinations, divestitures and settlements	—	—

Fair value of plan assets at end of year	$—	$—

	Postretirement Benefits
Components of net periodic benefit costs	2021	2020	2019
Service cost	$1,600	$1,319	$1,141
Interest cost	814	939	1,050
Gains and losses	367	210	—
Prior service cost or credits	(96)	(81)	104

Total net periodic benefit cost	$2,685	$2,387	$2,295

Amounts in unassigned funds (surplus) recognized	Postretirement Benefits
as components of net periodic benefit cost	2021	2020	2019
Net prior service cost or credit arising during the period	$—	$(683)	$—
Net prior service cost or credit recognized	96	81	(104)
Net gain and loss arising during the period	(4,199)	3,929	2,629
Net gain and loss recognized	(367)	(210)	—

Items not yet recognized as a component of net periodic cost - current year	$(4,470)	$3,117	$2,525

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Amounts in unassigned funds (surplus) that have not
yet been recognized as components of net periodic	Postretirement Benefits
benefit cost	2021	2020
Net prior service cost or credit	$—	$(96)
Net recognized gains and losses	17	449

Weighted-average assumptions used to determine	Postretirement Benefits
net periodic benefit cost as of December 31	2021	2020
Weighted-average discount rate	2.40%	3.12%
Expected long-term rate of return on plan assets	n/a	n/a
Rate of compensation increase	n/a	n/a

Weighted-average assumptions used to determine	Postretirement Benefits
projected benefit obligation as of December 31	2021	2020
Weighted average discount rate	2.75%	2.40%
Rate of compensation increase	n/a	n/a

The Company participates in an Employee Stock Ownership Plan (“ESOP”) sponsored by SEI covering eligible employees of SFG. SFG pays and recognizes as an expense the current year allocation to its employees pursuant to the terms of a service agreement with SEI. SEI is responsible for funding employee distributions from the SEI ESOP to participants as they occur.

Compensation expense is recognized as shares to participants are committed to be released.

The expense for 2021, 2020 and 2019 was $33,375, $17,501 and $22,136, respectively.

15.	OTHER RELATED PARTY TRANSACTIONS

The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefit and management services. The Company was charged $36,321, $31,765 and $34,493 in 2021, 2020 and 2019 , respectively, related to these contracts.

In 2013, the Company issued guaranteed investment contracts (“GICs”) to SEI for $102,000. In 2016, the Company issued additional GICs of $100,000. During 2020, the contracts were surrendered. In 2021, Midland National reissued GICs to SEI for $200,000 that had been surrendered in 2020. These contracts totaling $200,000 and $0 in 2021 and 2020, respectively, are included in liabilities for deposit type funds in the statements of admitted assets, liabilities and capital and surplus. Interest incurred on these contracts was $1,386, $3,114 and $4,932 in 2021, 2020 and 2019, respectively.

The Company pays investment management fees to an affiliate, Guggenheim Partners Investment Management Inc. (“GPIM”). SEI holds an indirect interest in Guggenheim. During 2021, 2020 and 2019, the Company incurred fees of $53,321, $47,585 and $44,239, respectively, for these investment management services. The fees are calculated based on the average fair value of invested assets under management multiplied by a contractual rate.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

Guggenheim Commercial Real Estate Finance, LLC, (an indirect subsidiary of Guggenheim) provides commercial mortgage loan origination and servicing services for the Company. The Company incurred expense of $7,651, $7,776 and $8,109 in 2021, 2020 and 2019, respectively, for these commercial mortgage services. The fee is calculated monthly based on the outstanding principal balance of the commercial mortgage loans and real estate owned multiplied by a contractual rate.

SEI has a noncontrolling interest in KDC Holdings, LLC (“KDC”), a real estate development and investment company focusing on office build-to-suite facilities. KDC Des Moines Development One, LLC, (“KDCDM”) a subsidiary of KDC, provided services to the Company associated with the construction of a new home office building in West Des Moines, Iowa. During 2021 and 2020, the Company paid KDCDM $0 and $2,909, respectively, for these services, and capitalized those costs as building and improvements reported as a component of real estate in the statements of admitted assets, liabilities and capital and surplus.

In December 2020, the Company originated a commercial mortgage loan for Pathfinder Ranches, LLC, which is an indirect subsidiary of SEI. The reported value was $25,000 at December 31, 2021 and 2020, and is reported in mortgage loans in the statements of admitted assets, liabilities and capital and surplus at December 31, 2021. The loan was issued at 4.35% and matures in 2027. Interest earned on this loan was $1,088 in 2021.

At December 31, 2021, the Company holds an investment security issued by GPIM. The security is reported in invested assets in the statements of admitted assets, liabilities, and capital and surplus at December 31, 2021 (3.50% interest, $51,816 par, $51,778 reported value, due 2023). At December 31, 2020, the security was reported in invested assets in the statements of admitted assets, liabilities, and capital and surplus (3.50% interest, $52,413 par, $52,355 reported value, due 2023).

The Company holds $348,173 and $566,036 of investments in debt securities issued by affiliates which are reported in bonds in the statements of admitted assets, liabilities, and capital and surplus at December 31, 2021 and December 31, 2020, respectively. The Company also holds $1,078,429 and $605,653 of limited partnership interests in affiliates which are reported in other invested assets in the statement of admitted assets, liabilities, and capital and surplus at December 31, 2021 and 2020, respectively.

The Company provided certain investment, accounting, policy administration and management services to North American. The Company received reimbursements of $147,536, $128,942 and $132,296 in 2021, 2020 and 2019, respectively, for the costs incurred to render such services.

The Company provides certain insurance and noninsurance services to MNL Re. The Company received reimbursements of $100 in each of 2021, 2020 and 2019 for the costs incurred to render such services.

The Company provides certain insurance and noninsurance services to Solberg Re. The Company received reimbursements of $100 in each of 2021, 2020 and 2019 for the costs incurred to render such services.

The Company provides certain insurance and noninsurance services to Canal Re. The Company received reimbursements of $100, $125 and $0 in 2021, 2020 and 2019, respectively, for the costs incurred to render such services.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

The Company provided certain investment, accounting, payroll administration and management services to SIG for which it was reimbursed $6,305, $6,333 and $5,527 in 2021, 2020 and 2019, respectively, for costs incurred to render such services.

The Company provided certain investment, accounting, payroll administration and management services to SFN for which it was reimbursed $24,945, $19,750 and $22,304 in 2021, 2020 and 2019, respectively, for costs incurred to render such services.

The Company provides certain accounting, payroll administration and management services to Beacon. The Company received reimbursements of $270 in 2021 and $0 in 2020 and 2019, respectively, for the costs incurred to render such services.

The Company provides certain insurance and noninsurance services to SFG Bermuda. The Company received reimbursements of $500 in 2021 and $0 in 2020 and 2019, for the costs incurred to render such services.

The Company issued surplus notes payable to SFG. The borrowings were $1,037,000 as of December 31, 2021 and 2020. The Company paid interest to SFG in the amount of $65,213 in 2021 and $54,350 2020 and 2019. See Note 12 for further discussion of these surplus notes.

The Company is party to coinsurance agreements with North American, MNL Re, Solberg Re, Canal Re, and SFG Bermuda. See Note 9 for further discussion of these transactions.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

(a wholly owned subsidiary of Sammons Financial Group, Inc.)

NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS

AS OF DECEMBER 31, 2021, 2020 and 2019

(Dollars in Thousands)

16.	COMMITMENTS AND CONTINGENCIES

Limited partnership commitments

At December 31, 2021 and 2020, the Company had outstanding capital commitments to limited partnerships of $751,352 and $832,285, respectively.

Lease commitments

The Company leases certain equipment and office space. Rental expense on operating leases of $1,871, $4,055 and $4,323 were incurred in 2021, 2020 and 2019, respectively. The approximate future minimum lease payments under these non-cancelable leases at December 31, 2021 are as follows:

2022	$488
2023	506
2024	506
2025	441
2026	313
Thereafter	2,349

Other contingencies

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength.

The Company has, in the normal course of business, claims and lawsuits filed against it. In some cases the damages sought are substantially in excess of contractual policy benefits. The Company believes these claims and lawsuits, either individually or in the aggregate, will not materially affect the Company’s financial position or results of operations.

17.	SUBSEQUENT EVENTS

The Company evaluated subsequent events through April 21, 2022, the date the financial statements were available to be issued. There were no subsequent event transactions that required disclosure in the financial statements.

On February 24, 2022, the armed forces of the Russian Federation invaded Ukraine. The invasion has caused a major disruption to the people and businesses of Ukraine and has resulted in numerous sanctions being placed on the government and businesses of Russia. The Company has limited exposure to this conflict in the form of fixed maturity securities held by the Company that were issued by entities in Russia and Ukraine or issued with underlying exposure to collateral associated with Russia. The Company is unable to estimate the specific impact to those investments at this time, but does not believe that impact will be material to the overall results of the Company.